As filed with the Securities and Exchange Commission on
August 5, 2016

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-14
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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Pre-Effective Amendment No. //	/ /
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Post-Effective Amendment No. //	/ /
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(Check appropriate box or boxes)
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PUTNAM VARIABLE TRUST
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

(617) 292-1000
(Area Code and Telephone Number)

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ROBERT T. BURNS, Vice President
Putnam Variable Trust
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036

Title of Securities Being Registered:

Class IA of Putnam VT Growth Opportunities Fund, a series of the Registrant

Class IB of Putnam VT Growth Opportunities Fund, a series of the Registrant

Approximate date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 4, 2016 pursuant to Rule 488.

An indefinite amount of the Registrant’s securities have been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

A Message from the President and Chair

Putnam VT Voyager Fund	(president photo)	(chair photo)

[ ], 2016

Dear Fellow Shareholder:

We are sending this prospectus to you because you are the owner of a variable life insurance or annuity contract funded by shares of Putnam VT Voyager Fund (herein, a “shareholder”). The Board of Trustees of Putnam VT Voyager Fund is pleased to announce the upcoming merger of Putnam VT Voyager Fund with and into Putnam VT Growth Opportunities Fund. In this merger, shares of Putnam VT Voyager Fund would, in effect, be exchanged for shares of Putnam VT Growth Opportunities Fund with an equal total net asset value. The exchange is expected to be tax free for federal income tax purposes.

Both Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund seek capital appreciation. Both funds pursue the same investment strategy, investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies.

Putnam Management has recommended the proposed merger because it believes that it is in the best interests of shareholders of Putnam VT Voyager Fund. Because the funds have the same portfolio manager, identical investment goals and pursue the same investment strategies, Putnam Management believes the most effective way to manage the Putnam VT Voyager Fund is to combine the fund with Putnam VT Growth Opportunities Fund. This is expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. After the merger, Putnam VT Voyager Fund shareholders would be invested in a larger fund with a lower total expense ratio.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously approved the proposed merger. We are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of the merger, and its potential benefits and costs to shareholders, are discussed in the prospectus, which we urge you to review carefully.

Sincerely yours,

(signature)	(signature)

Robert L. Reynolds	Jameson A. Baxter, Chair
President, The Putnam Funds	Board of Trustees
President and Chief Executive Officer,	The Putnam Funds
Putnam Investments

Prospectus

[ ], 2016

Acquisition of the assets of

Putnam VT Voyager Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

by and in exchange for shares of

Putnam VT Growth Opportunities Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

I.	Questions and Answers Regarding the Merger	[ ]
II.	Risk Factors	[ ]
III.	Information about the Merger	[ ]
IV.	Other Information	[ ]

	Appendix A — Form of Agreement and Plan of Reorganization	A-1

This prospectus relates to the merger of Putnam VT Voyager Fund with and into Putnam VT Growth Opportunities Fund. As a result of the merger, each owner of a variable life insurance or annuity contract funded by shares of Putnam VT Voyager Fund (herein, a “shareholder”) will receive shares of the corresponding class of Putnam VT Growth Opportunities Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Putnam VT Voyager Fund shares.

The prospectus explains concisely what you should know about the merger and (together with the enclosed current prospectus of Putnam VT Growth Opportunities Fund) investing in Putnam VT Growth Opportunities Fund, a diversified series of Putnam Variable Trust, an open-end

1

registered management investment company. Please read this prospectus and keep it for future reference.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This prospectus is being mailed with a copy of the current prospectus of Putnam VT Growth Opportunities Fund. The statement of additional information relating to the merger, dated [ ], 2016 (the “Merger SAI”) and the other documents identified below are incorporated into this prospectus by reference. Shareholders may obtain free copies of any document incorporated by reference into this prospectus, request other information about the funds or make shareholder inquiries by contacting their financial advisor, by visiting the Putnam Investments website at www.putnam.com/individual/annuities, by calling Putnam toll-free at 1-800-225-1581, or by emailing Putnam at funddocuments@putnam.com. This information may also be obtained by contacting the Securities and Exchange Commission (the “SEC”), as described below.

The securities offered by this prospectus have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of Putnam VT Growth Opportunities Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

The following documents have been filed with the SEC and are incorporated into this prospectus by reference:

(i) the prospectus and statement of additional information of Putnam VT Growth Opportunities Fund, a copy of which is included with this prospectus, dated April 30, 2016, as supplemented;

(ii) the prospectus and statement of additional information of Putnam VT Voyager Fund, dated April 30, 2016, as supplemented;

(iii) the Merger SAI;

(iv) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam VT Growth Opportunities Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015;and

(v) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in Putnam VT Voyager Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015.

Information regarding Putnam VT Growth Opportunities Fund’s investment advisor and portfolio manager, the pricing, purchase, sale and redemption of Putnam VT Growth

Opportunities Fund shares, the tax treatment of distributions and tax consequences to shareholders of buying, holding, exchanging and selling Putnam VT Growth Opportunities Fund shares, financial highlights, Putnam VT Growth Opportunities Fund’s policy regarding frequent trading in Putnam VT Growth Opportunities Fund shares and regarding dividends and distributions, sales charges and 12b-1 fees is presented in Putnam VT Growth Opportunities Fund’s prospectus and is incorporated by reference into this prospectus. This document will give you information about the merger. Much of the information is required under SEC rules; some of it is technical. If there is anything you do not understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor. Like Putnam VT Voyager Fund, Putnam VT Growth Opportunities Fund is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund are collectively referred to as the “funds,” and each is referred to individually as a “fund.”

Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “1940 Act”) and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including reports and the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at www.sec.gov. You may need to refer to a fund’s file number.

I. Questions and Answers Regarding the Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders regarding a mutual fund merger. These responses are qualified in their entirety by the remainder of the prospectus, which contains additional information and further details about the merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

1. What is happening?

The Trustees of Putnam Variable Trust have approved the merger of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund contemplated by the Agreement and Plan of Reorganization (as described in Part III and the form of which is attached hereto as Exhibit A). Upon the closing of the merger, all of the assets of Putnam VT Voyager Fund will be transferred to Putnam VT Growth Opportunities Fund. In exchange, Putnam VT Growth Opportunities Fund will issue and deliver shares of Putnam VT Growth Opportunities Fund (the “Merger Shares”) to Putnam VT Voyager Fund and will also assume all of the liabilities of Putnam VT Voyager Fund. The Merger Shares will have an aggregate value equal to the value of Putnam VT Voyager Fund’s assets net of liabilities. Immediately after it receives the Merger Shares, Putnam VT Voyager Fund will distribute the Merger Shares to its shareholders, pro rata. Shareholders will receive Merger Shares of the same class as the Putnam VT Voyager Fund shares they held. It is currently anticipated that the merger will close on or about [October 21, 2016].

2. What will happen to my shares of Putnam VT Voyager Fund as a result of the merger?

Your shares of Putnam VT Voyager Fund will, in effect, be exchanged for shares of Putnam VT Growth Opportunities Fund of the same class and with an equal aggregate net asset value on the date of the merger. The merger is expected to be a tax-free reorganization for federal income tax purposes.

3. Why did the Trustees approve the merger?

Putnam Management has recommended the merger because the funds have the same portfolio manager, identical investment objectives and pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, and Putnam Management believes that the most efficient way to manage Putnam VT Voyager Fund is to combine the fund with Putnam VT Growth Opportunities Fund. This is expected to result in expense savings for shareholders as costs are spread over a larger, combined fund. After the merger, Putnam VT Voyager Fund shareholders would be invested in a larger fund with a slightly lower total expense ratio.

The Trustees of Putnam Variable Trust serve as Trustees of each of the funds involved in the merger. The Trustees, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management (referred to as “Independent Trustees”

throughout this prospectus), have carefully considered the anticipated benefits and costs of the merger to the shareholders of your fund. The Trustees have determined that the merger is in the best interests of the shareholders of your fund.

4. How do the investment goals, strategies, policies and restrictions of the two funds compare?

Investment Goals and Strategies

The stated investment goals of the funds are identical and the funds pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies.

	Putnam VT Voyager Fund	Putnam VT Growth Opportunities
Fund

Investment Goal	The fund seeks capital appreciation.	The fund seeks capital appreciation.

Investment Strategies	We invest mainly in common stocks of	We invest mainly in common stocks of
	midsize and large U.S. companies, with	large U.S. companies, with a focus on
	a focus on growth stocks.	growth stocks.

	Growth stocks are issued by companies	Growth stocks are issued by companies
	whose earnings are expected to grow	whose earnings are expected to grow
	faster than those of similar firms, and	faster than those of similar firms, and
	whose business growth and other	whose business growth and other
	characteristics may lead to an increase in	characteristics may lead to an increase in
	stock price.	stock price.

	We may consider, among other factors,	We may consider, among other factors,
	a company’s valuation, financial	a company’s valuation, financial
	strength, growth potential, competitive	strength, growth potential, competitive
	position in its industry, projected future	position in its industry, projected future
	earnings, cash flows and dividends when	earnings, cash flows and dividends when
	deciding whether to buy or sell	deciding whether to buy or sell
	investments.	investments.

The primary difference between the funds is that Putnam VT Voyager Fund has historically invested mainly in midsize and large companies, while Putnam VT Growth Opportunities Fund invests mainly in large companies. Robert Brookby, the portfolio manager for Putnam VT Growth Opportunities Fund, commenced managing Putnam VT Voyager Fund on February 17, 2016. Mr. Brookby’s investment approach for Putnam VT Voyager Fund has been generally more similar to the investment approach Mr. Brookby has employed for Putnam VT Growth Opportunities Fund, focusing on large companies, as compared to the investment approach of Putnam VT Voyager Fund’s previous portfolio manager. Since February 2016, Mr. Brookby has engaged in a significant realignment of Putnam VT Voyager Fund’s portfolio to implement his investment approach.As of the date of this Prospectus, there is significant overlap in the portfolio composition of Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund.

The following table provides information about the funds’ investments, as of June 30, 2016, in companies of various market capitalizations. The capitalization ranges in the table are intended to reflect approximate capitalization ranges for small, midsize, and large company stocks, as currently assessed by Putnam Management. The sizes (and identities) of these companies, and thus the ranges used to identify small, midsize and large companies, will fluctuate over time and with market conditions.

	Investments in		Investments in		Investments in
	Small Companies		Midsize Companies		Large Companies
	(approximately $3.7		(approximately $3.7		(approximately more
	billion or less)		billion - $17 billion)		than $17 billion)
		% of net		% of net		% of net
		assets	millions	assets	millions	assets

Putnam VT Voyager Fund	$25.4m	3.89%	$85.7	13.14%	$532.5	81.67%

Putnam VT Growth
Opportunities Fund	$694,4000	2.48%	$3.2	11.48%	$23.7	84.67%

Investment Policies and Restrictions

As described above, the funds pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies. The funds’ fundamental investment policies are identical.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the merger?

Putnam VT Voyager Fund’s shareholders are expected to benefit overall in terms of a slightly lower total expense ratio as a result of the merger. Each fund pays management fees which incorporate asset-level discounts based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, Putnam VT Growth Opportunities Fund pays the same base management fee as a percentage of net assets as Putnam VT Voyager Fund.

	Management Fees	Total (Non-12b-1) Expenses

Putnam VT Voyager Fund	0.56%	0.69% *

Putnam VT Growth Opportunities Fund	0.56%	0.83% *=

Putnam VT Growth Opportunities Fund	0.56%	0.67% **
(pro forma combined)

Data shown as of 5/31/16.

* These expense ratios differ from the expense ratios in the Annual Fund Operating Expenses table on page [ ] because these expense ratios are projections based on the funds’ expense accrual rates at May 31, 2016 while the Annual Fund Operating Expenses table is based on the funds’ expenses incurred during their most recently completed fiscal years ).

= Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/17. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

** Does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, pro forma total (non 12b-1) annual fund operating expenses would have been 0.72.

For more detailed information about fees and expenses, please see “Information about the Merger—Fees and Expenses.”

6. How does the investment performance of the funds compare?

The performance information below provides some indication of the risks associated with investment in the fund by showing each fund’s performance year to year over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. In this case, you should also consider that the current portfolio manager for Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund, Robert Brookby, commenced managing Putnam VT Voyager Fund on February 17, 2016 and Putnam VT Growth Opportunities Fund on January 2, 2009. Thus, the historical performance information presented below for Putnam VT Voyager Fund relates to periods during which Putnam VT Voyager Fund was managed under a different portfolio manager. Mr. Brookby’s investment approach for Putnam VT Voyager Fund has been generally more similar to the investment approach Mr. Brookby has employed for the Putnam VT Growth Opportunities Fund, as compared to the investment approach of Putnam VT Voyager Fund’s previous portfolio manager.

The chart shows year-to-year changes in the net asset value performance of one of the funds’ classes of shares, class IA shares.

CALENDAR YEAR TOTAL RETURNS [Bar Chart to be inserted]

Putnam VT Growth Opportunities Fund

8.75%	5.82%	-37.63%	41.26%	17.57%	-3.86%	17.86%	36.55%	14.16%	1.28%

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

Putnam VT Voyager Fund

5.70%	5.79%	-36.87%	64.30%	21.08%	17.64%	14.51%	44.10%	9.99%	-5.88%

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

During the periods shown in the bar chart, Putnam VT Growth Opportunities Fund’s highest return for a quarter was 18.22% (quarter ending 3/31/12) and the lowest return for a quarter was -27.27% (quarter ending 12/31/08). During the periods shown in the bar chart, Putnam VT Voyager Fund’s highest return for a quarter was 28.30% (quarter ended 6/30/09) and the lowest return for a quarter was -24.00% (quarter ended 9/30/11). Year-to-date performance through June 30, 2016 was -0.90% for Putnam VT Growth Opportunities Fund and -4.82% for Putnam VT Voyager Fund.

	Share Class
Average Annual Total Returns	Inception	Past 1 year	Past 5 years	Past 10 years
(for periods ended 12/31/15)	Date

Putnam VT Growth Opportunities
Fund
Class IA	2/1/00	1.28%	12.34%	7.87%
Class IB		1.03%	12.05%	7.60%
Russell 1000 Growth Index (no		5.67%	13.53%	8.53%
deduction for fees or expenses)

Putnam VT Voyager Fund
Class IA	2/1/88	-5.88%	7.06%	7.04%
Class IB	4/30/98	-6.11%	6.80%	6.78%
Russell 1000 Growth Index (no		5.67%	13.53%	8.53%
deduction for fees or expenses)

Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares of Putnam VT Voyager Fund before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. Each fund’s performance for portions of the periods benefited from Putnam Management’s agreement to limit the fund’s expenses. Each fund’s performance is compared to the Russell 1000 Growth Index, an unmanaged index of those companies in the broad-market Russell 1000 Index chosen for their growth orientation.

7. Will my dividends be affected by the merger?

Each fund normally distributes any net investment income and any net realized capital gains annually. Shareholders are not expected to recognize any income or gains for federal income tax purposes from these distributions. As each fund maintains the same distribution practices, and as income generation is not an investment objective of either fund, Putnam Management does not expect that shareholders of Putnam VT Voyager Fund will see any material change in the dividends they receive as a result of the merger, although there can be no assurance that this will be the case.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, Putnam VT Growth Opportunities Fund will pay all of that shareholder’s dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Putnam VT Voyager Fund shares in cash.

8. What are the federal income tax consequences of the merger?

The merger is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by Putnam VT Voyager Fund or its shareholders as a direct result of the merger. The tax basis and holding period of a shareholder’s Putnam VT Voyager Fund shares are expected to carry over to the Putnam VT Growth Opportunities Fund Merger Shares the shareholder receives in the merger. At any time before the consummation of the merger, a shareholder may redeem Putnam VT Voyager Fund shares. Shareholders are not expected to recognize any income or gains for federal income tax purposes from such redemptions.

Because the merger will end the tax year of Putnam VT Voyager Fund, it will accelerate distributions to shareholders from Putnam VT Voyager Fund for its short tax year ending on the date of the merger. Shareholders are not expected to recognize any income or gains for federal income tax purposes from these distributions.

Certain other tax consequences are discussed below under “Information about the Merger—Federal Income Tax Consequences.”

9. Is there any difference in the procedures for purchasing, redeeming and exchanging shares of the two funds?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging shares of each fund for shares of other Putnam funds, are identical.

Putnam Variable Trust has an underwriting agreement relating to the funds with Putnam Retail Management Limited Partnership (“Putnam Retail Management”). Putnam Retail Management presently offers shares of the funds continuously to separate accounts of various insurers. Putnam Retail Management accepts orders for shares at NAV and no sales commission or load is charged.

Shares are sold or redeemed at the NAV per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the NYSE in order to receive that day’s NAV. No fee is charged to a separate account when it redeems fund shares.

Shares of the funds may not be exchanged for shares of another Putnam fund.

10. Will the number of shares I own change after the merger?

Yes, the number of shares you own will change, but the total value of the shares of Putnam VT Growth Opportunities Fund you receive will equal the total value of the shares of Putnam VT Voyager Fund that you hold at the time of the merger. Even though the net asset value per share of each fund is different, the total net asset value of your holdings at the time of the merger will not change as a result of the merger.

II. Risk Factors

What are the principal risks of Putnam VT Growth Opportunities Fund, and how do they compare with those of Putnam VT Voyager Fund?

Because the funds have identical investment goals and pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, the principal risks of an investment in Putnam VT Growth Opportunities Fund are substantially similar to the risks of an investment in Putnam VT Voyager Fund.

The main risks that could adversely affect the value of Putnam VT Growth Opportunities Fund’s shares and the total return on an investment in Putnam VT Growth Opportunities Fund include:

> the risk that the value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

> the risk that growth stocks may be more susceptible to earnings disappointments, and that the market may not favor growth-style investing.

Because Putnam VT Voyager Fund has the ability to invest in large and midsize companies, as opposed to Putnam VT Growth Opportunities Fund’s focus on large companies, it may be subject to greater risk than Putnam VT Growth Opportunities Fund if it has relatively larger holdings of midsize companies and there are factors or financial market developments that adversely affect midsize companies in particular.

You can lose money by investing in Putnam VT Growth Opportunities Fund. The fund may not achieve its goal, and is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a description of additional risks associated with an investment in Putnam VT Growth Opportunities Fund, see the prospectus of Putnam VT Growth Opportunities Fund, dated April 30, 2016, as supplemented.

What are the funds’ principal investment strategies and related risks?

Because we pursue the funds’ goals by investing mainly in growth stocks, and the funds have similar investment goals and policies, as noted above, the funds pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, and the related risks are also similar.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the funds may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the funds more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

• Foreign investments. We may invest in foreign investments, although they do not represent a primary focus of the funds. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts, although they do not represent a primary focus of the funds. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the funds with investment exposure greater than the value of the funds’ investments in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the funds. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the funds’ derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in each fund’s Statement of Additional Information dated November 30, 2015, as supplemented (“SAI”).

• Other investments. In addition to the main investment strategies described above, the funds may make other types of investments, such as investments in preferred stocks, convertible securities and debt instruments. The funds may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the funds’ assets in cash and cash equivalents, that differ from the funds’ usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the funds to miss out on investment opportunities, and may prevent the funds from achieving their goals. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the funds’ goals, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.

Portfolio turnover. Each fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The turnover rate for Putnam VT Voyager Fund was 146% for its most recent fiscal year, while Putnam VT Growth Opportunities Fund’s turnover rate for its most recent fiscal year was 79%.

Payments to insurance companies. Each fund is offered as an underlying investment option for variable insurance contracts. Each fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and dealers for distribution and/or other services. These payments may create an incentive for the insurance company to include the fund, rather than another investment, as an option in its products and may create a conflict of interest for dealers in recommending the fund over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

III. Information about the Merger

General. Putnam VT Voyager Fund will merge with and into Putnam VT Growth Opportunities Fund pursuant to an Agreement and Plan of Reorganization dated [       ], 2016 (the “Agreement”). The Agreement is attached to this prospectus as Appendix A.

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of Putnam VT Voyager Fund to Putnam VT Growth Opportunities Fund in exchange for the assumption by Putnam VT Growth Opportunities Fund of all of the liabilities of Putnam VT Voyager Fund and for the issuance and delivery to Putnam VT Voyager Fund of shares of Putnam VT Growth Opportunities Fund (the Merger Shares) equal in aggregate net asset value to the net value of the assets transferred to Putnam VT Growth Opportunities Fund.

After receipt of the Merger Shares, Putnam VT Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Putnam VT Voyager Fund, and the legal existence of Putnam VT Voyager Fund will be terminated. Each shareholder of Putnam VT Voyager Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Putnam VT Voyager Fund shares.

Before the date of the transfer, Putnam VT Voyager Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer. Such distributions will take into account any realized capital gains from realignments of that fund occasioned by the recent change in the portfolio manager. Shareholders are not expected to recognize any income or gains for federal income tax purposes from this distribution.

The Trustees have voted unanimously to approve the merger.

Please see “Federal Income Tax Consequences” for information about the expected tax consequences of the merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Fees and Expenses. The following tables describe the fees and expenses you may pay if you buy and hold shares of the funds, the annual operating expenses for each fund, and the pro forma expenses of Putnam VT Growth Opportunities Fund, assuming consummation of the merger and based on pro forma combined assets as of May 31, 2016. Please see “Information about the Merger – Trustees’ Considerations Relating to the Merger” for information about the expenses of the merger. The fees and expenses information does not reflect insurance-related charges or expenses borne by contract holders indirectly investing in the funds. If it did, expenses would be higher. Annual fund operating expenses (expenses that are deducted from fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined fund are expected to be lower than the current annual fund operating expenses for both Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Management	Distribution	Other	Total	Expense	Total
	Fees #	(12b-1) Fees	Expenses	Annual	reimbursement=	Annual
				Fund		Fund
				Operating		Operating
				Expenses		Expenses
						after
						Expense
						Reimbursement

Putnam VT
Voyager Fund
Class IA	0.55%	N/A	0.13%	0.68%	N/A	0.68%
Class IB	0.55%	0.25%	0.13%	0.93%	N/A	0.93%

Putnam VT
Growth
Opportunities
Fund
Class IA	0.55%	N/A	0.36%	0.91%	(0.09%)	0.82%
Class IB	0.55%	0.25%	0.36%	1.16%	(0.09%)	1.07%

Putnam VT
Growth
Opportunities
Fund (pro
forma
combined) †
Class IA	0.56% #	0.00%	0.11%	0.67%	N/A	0.67%
Class IB	0.56% #	0.25%	0.11%	0.92%	N/A	0.92%

† Does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, pro forma other expenses and total annual fund operating expenses would have been higher by 5 basis points.

# The pro forma management fee presented in the table differs from the management fee for Putnam VT Growth Opportunities Fund reflected in the table because the pro forma fee is as of May 31, 2016, while Putnam VT Growth Opportunities Fund’s fee is as of December 31, 2015.

= Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/17. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger.

Examples

The following hypothetical examples are intended to help you compare the cost of investing in either fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Putnam VT Voyager Fund

Class IA	$69	$218	$379	$847
Class IB	$95	$296	$515	$1,143

Putnam VT Growth Opportunities
Fund

Class IA	$84	$281	$495	$1,111
Class IB	$109	$360	$630	$1,401

Putnam VT Growth Opportunities Fund (pro forma combined)

Class IA	$68	$214	$373	$835
Class IB	$94	$293	$509	$1,131

Trustees’ Considerations Relating to the Merger. The Trustees of Putnam Variable Trust, who serve as Trustees of each of the funds involved in the merger, have carefully considered the anticipated benefits and costs of the merger from the perspective of each fund. Following their review, the Trustees, including all of the Independent Trustees, determined that the merger of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund would be in the best interests of each fund and its shareholders and that the interests of existing shareholders of each fund would not be diluted by the merger. The Trustees unanimously approved the merger and the Agreement.

Investment matters. In evaluating the merger, the Trustees analyzed the underlying investment rationale articulated by Putnam Management. The Trustees noted that the funds have identical investment goals, pursue the same investment strategies, although Putnam VT Voyager Fund has the ability to invest a greater portion of its assets in midsize companies, and have substantially similar restrictions and investments, both focusing on common stocks of U.S. companies that are considered to be growth stocks—stocks issued by fast-growing companies.

The Trustees considered that the funds’ portfolio manager, Mr. Brookby, has served as the portfolio manager of Putnam VT Growth Opportunities Fund since January 2, 2009, and was appointed to serve as the portfolio manager of Putnam VT Voyager Fund commencing on February 17, 2016. The Trustees also considered the increased asset growth potential of a larger combined fund in light of Putnam Management’s view that the combined fund would possibly attract more attention from certain broker-dealer research platforms.

Performance. The Trustees reviewed the historical investment performance of each fund and observed that, as of the periods ending February 29, 2016, Putnam VT Growth Opportunities Fund had outperformed Putnam VT Voyager Fund over the one-, three-, five- and ten-year periods, but had underperformed Putnam VT Voyager Fund in terms of annualized return since inception of Putnam VT Growth Opportunities Fund. Although the Trustees observed that in general past performance is no indication of future performance, they noted that Putnam VT Voyager Fund has the same portfolio manager as Putnam VT Growth Opportunities Fund and considered Putnam Management’s belief that it was advisable to manage a combined fund given the similarities between the funds.

Ongoing fund expenses. Putnam Management informed the Trustees that Putnam VT Voyager Fund shareholders are expected to benefit overall in terms of a slightly lower total expense ratio as a result of the merger. The Trustees reviewed the savings in annual fund operating expenses that Putnam VT Voyager Fund shareholders were expected to experience as a result of the merger, based on Putnam Management’s unaudited estimates of the funds’ expense ratios as of March 31, 2016 and the expected pro forma expense ratios based on combined assets of the funds as of the same date. They noted that both funds pay management fees which incorporate asset-level breakpoints based on the size of all Putnam open-end mutual fund net assets (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). At every asset level, the Trustees noted, Putnam VT Growth Opportunities Fund pays the same base management fee as a percentage of net assets as Putnam VT Voyager Fund.

Additional information that the Trustees considered is presented in “Questions and Answers Regarding the Merger—5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the merger?” and in “Information about the Merger—Fees and Expenses.”

Tax matters. The Trustees also considered the tax effects of the merger. The Trustees took into account the fact that the merger is expected to be a tax-free transaction for federal income tax purposes. They also took into account the fact that shareholders would be indifferent to the potential tax consequences resulting from the blending of existing tax attributes of the two funds. These and other federal income tax consequences are discussed below under the heading “Federal Income Tax Consequences.”

Costs of the merger. The Trustees took into account the expected costs of the merger, including the costs of printing and mailing this prospectus, accounting fees and legal fees. The Trustees weighed these costs against the quantifiable expected benefits of the merger. The Trustees considered Putnam Management’s recommendation that, since both funds are expected to benefit from the merger, legal and accounting expenses should be allocated based on the relative sizes of the acquired and acquiring funds and printing and mailing costs should be allocated to the fund whose shareholders are receiving this prospectus (Putnam VT Voyager Fund). Accordingly, the funds are expected to bear these costs in the following approximate amounts:

		Putnam VT Growth
Expenses	Putnam VT Voyager Fund	Opportunities Fund

Printing/Mailing	$80,000	$--
Legal	$216,041	$8,959
Audit	$43,390	$2,070
Total Expenses	$345,971	$11,029
Net Assets (at May 31, 2016)	$676,982,503	$28,072,415
Total Expenses (as a % of Net Assets at May 31,	0.05%	0.04%
2016)

Other factors. The Trustees also took into account a number of other factors, including: (1) the classification and relative performance information for each fund by independent research firms such as Morningstar, Inc. and Thomson Reuters Lipper; (2) the performance history of each fund as compared to its benchmark indexes; (3) the volatility of each fund’s portfolio relative to the market; (4) the net assets of each fund and the market capitalization ranges of each fund’s investments; (5) recent sales trends of each fund; (6) the possibility that the combined fund may attract more attention from broker dealer platforms; (7) the possibility of additional economies of scale or reduced diseconomies of scale; and (8) the terms of the Agreement.

Agreement and Plan of Reorganization. The merger will be governed by the Agreement, a copy of which is attached as Appendix A. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Agreement provides that Putnam VT Growth Opportunities Fund will acquire all of the assets of Putnam VT Voyager Fund in exchange for the assumption by Putnam VT Growth Opportunities Fund of all of the liabilities of Putnam VT Voyager Fund and for the issuance of full and fractional Merger Shares of each class equal in value to the value of the transferred assets attributable to shares of the corresponding class of Putnam VT Voyager Fund net of assumed liabilities attributable to the class. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (4:00 p.m., Eastern time, on [October 21], 2016, or such earlier time or date as may be agreed upon by the parties (the “Valuation Time”)).

Immediately following the Exchange Date, Putnam VT Voyager Fund will distribute, pro rata, to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by Putnam VT Voyager Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Putnam VT Voyager Fund. As a result of the merger, each shareholder of Putnam VT Voyager Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of

Putnam VT Voyager Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by Putnam VT Growth Opportunities Fund issuing the Merger Shares, registered in the name of Putnam VT Voyager Fund, to Putnam VT Voyager Fund. Putnam VT Growth Opportunities Fund shall then, in accordance with written instructions furnished by Putnam VT Voyager Fund, re-register the Merger Shares in the names of the shareholders of Putnam VT Voyager Fund in an amount representing the respective number of full and fractional Merger Shares of each class due the shareholder.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time before the Exchange Date by mutual consent of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by that party.

The fees and expenses for the merger and related transactions are estimated to be $357,000, of which an estimated $345,971 will be paid by Putnam VT Voyager Fund and an estimated $11,029 will be paid by Putnam VT Growth Opportunities Fund. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be allocated ratably between the two funds in proportion to their net assets as of the Valuation Time, except that the costs of printing and mailing this prospectus will be borne by Putnam VT Voyager Fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of Putnam VT Growth Opportunities Fund or Putnam VT Voyager Fund as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares will be issued to Putnam VT Voyager Fund’s shareholders in accordance with the Agreement. The Merger Shares are class IA and class IB shares of Putnam VT Growth Opportunities Fund. Each class of Merger Shares has identical characteristics to shares of the corresponding class of Putnam VT Voyager Fund. Putnam VT Voyager Fund shareholders receiving Merger Shares will not pay a sales charge on the shares. Your Merger Shares will be treated as having been purchased on the date you purchased your Putnam VT Voyager Fund shares and for the price you originally paid, potentially subject to certain adjustments. For more detail on the characteristics of each class of Merger Shares, please see the “How to buy and sell fund shares?” section of the prospectus of Putnam VT Growth Opportunities Fund, dated April 30, 2016, as supplemented, a copy of which was mailed with this prospectus.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Putnam VT Growth Opportunities Fund. However, the Amended and Restated Agreement and Declaration of Trust of Putnam VT Growth Opportunities Fund disclaims shareholder liability for acts or obligations of Putnam VT Growth Opportunities Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Putnam VT Growth Opportunities Fund or its Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of Putnam VT Growth Opportunities Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Putnam VT Growth Opportunities Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of Putnam VT Voyager Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Agreement, the funds will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and customary assumptions and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(i) the acquisition by Putnam VT Growth Opportunities Fund of substantially all of the assets of Putnam VT Voyager Fund solely in exchange for Merger Shares and the assumption by Putnam VT Growth Opportunities Fund of liabilities of Putnam VT Voyager Fund followed by the distribution by Putnam VT Voyager Fund to its shareholders of Merger Shares in complete liquidation of Putnam VT Voyager Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Putnam VT Voyager Fund upon the transfer of its assets to Putnam VT Growth Opportunities Fund pursuant to the Agreement in exchange for Merger Shares and the assumption of Putnam VT Voyager Fund’s liabilities by Putnam VT Growth Opportunities Fund or upon the distribution of Merger Shares by Putnam VT Voyager Fund to its shareholders in liquidation of Putnam VT Voyager Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by the Agreement (1) as a result of the closing of the tax year of Putnam VT Voyager Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Putnam VT Voyager Fund upon the exchange of their shares of Putnam VT Voyager Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares a Putnam VT Voyager Fund shareholder receives pursuant to the Agreement will be the same as the aggregate tax basis of the Putnam VT Voyager Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, a Putnam VT Voyager Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Putnam VT Voyager Fund shares exchanged therefor, provided that the shareholder held those Putnam VT Voyager Fund shares as capital assets;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by Putnam VT Growth Opportunities Fund upon the receipt of assets of Putnam VT Voyager Fund in exchange for Merger Shares and the assumption by Putnam VT Growth Opportunities Fund of the liabilities of Putnam VT Voyager Fund;

(vii) under Section 362(b) of the Code, the tax basis in the hands of Putnam VT Growth Opportunities Fund of the assets of Putnam VT Voyager Fund transferred to Putnam VT Growth Opportunities Fund pursuant to the Agreement will be the same as the tax basis of such assets in the hands of Putnam VT Voyager Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(viii) under Section 1223(2) of the Code, Putnam VT Growth Opportunities Fund’s holding periods for the assets it receives from Putnam VT Voyager Fund pursuant to the Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Putnam VT Voyager Fund; and

(ix) Putnam VT Growth Opportunities Fund will succeed to and take into account the items of Putnam VT Voyager Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Putnam VT Growth Opportunities Fund will file the tax opinion with the SEC shortly after completion of the merger. The opinion will be based on certain factual certifications made by officers of Putnam VT Voyager Fund and Putnam VT Growth Opportunities Fund and will also be based on customary assumptions and will be subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the merger will be as described above. There is no assurance that the Internal Revenue Service will agree with the opinion. If the merger were consummated but did not qualify as a tax-free reorganization, shareholders are not expected to recognize any income or gains for federal income tax purposes in connection with the merger.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of December 31, 2015, and on a pro forma combined basis, giving effect to the merger as of that date:

		Putnam VT		Putnam VT Growth
		Growth		Opportunities Fund
	Putnam VT	Opportunities	Pro Forma	Pro Forma
(Unaudited)	Voyager Fund	Fund	Adjustment	Combined

Net assets
(in thousands)
Class IA	$563,701,041	$15,242,744	(271,777)	$578,672,008
Class IB	$170,226,014	$13,278,439	(85,223)	$183,419,230
Total	$733,927,055	$28,521,183		$762,091,238

Shares outstanding
(in thousands)
Class IA	12,758,830	1,870,963	56,399,693	71,029,486
Class IB	3,893,962	1,651,943	17,273,500	22,819,405
Total	16,652,792	3,522,906		93,848,891

Net asset value per share
Class IA	$44.18	$8.15		$8.15
Class IB	$43.72	$8.04		$8.04

* Pro forma combined net assets reflect estimated legal and accounting merger-related costs paid by each fund in proportion to its total net assets and printing and mailing costs paid by Putnam VT Voyager Fund, totaling $346,638 for Putnam VT Voyager Fund and $10,362 for Putnam VT Growth Opportunities Fund.

† Reflects the issuance of the following shares of Putnam VT Growth Opportunities Fund in a tax-free exchange for the net assets of Putnam VT Voyager Fund as of December 31, 2015, less anticipated merger-related expenses:

Class IA:	69,158,523
Class IB:	21,167,462

Unaudited pro forma combining financial statements of the funds as of December 31, 2015, and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that Putnam VT Growth Opportunities Fund will be the surviving fund following the merger and because Putnam VT Growth Opportunities Fund’s investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Putnam VT Voyager Fund to Putnam VT Growth Opportunities Fund as contemplated by the Agreement.

IV. Other Information

Share Ownership. As of [ ], 2016, the officers and Trustees of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of a fund beneficially 5% or more of any class of shares of such fund.

Putnam VT Voyager Fund

Class	Shareholder name and address	Percentage	Assuming
		owned	Completion
			of the
			Proposed
			Merger*
Class IA	HARTFORD LIFE (1)	47.91%	46.56%
	HARTFORD LIFE & ANNUITY (2)	38.65%	37.56%
	HARTFORD LIFE & ANNUITY (2)	6.31%	6.13%

Class IB	ALLSTATE LIFE INSURANCE CO (3)	46.41%	42.88%
	HARTFORD LIFE & ANNUITY (2)	12.14%	11.22%
	PRINCIPAL FINANCIAL GROUP PFLX (4)	11.57%	10.69%
	MINNESOTA LIFE (5)	6.54%	6.04%
	ALLSTATE NORTHBROOK LIFE (6)	5.26%	4.86%

* Percentage owned assuming completion of the proposed merger on [ ], 2016.

Putnam VT Growth Opportunities Fund

Class	Shareholder name and address	Percentage	Assuming
		owned	Completion
			of the
			Proposed
			Merger*
Class IA	HARTFORD LIFE & ANNUITY (2)	53.91%	1.57%
	HARTFORD LIFE (1)	44.07%	1.28%

Class IB	ALLSTATE LIFE INSURANCE CO (3)	69.84%	5.38%
	HARTFORD LIFE & ANNUITY (2)	10.30%	0.79%
	ALLSTATE LIFE OF NY (7)	7.56%	0.58%
	RETIREMENT BUILDER VAR ANN ACCT (8)	5.32%	0.41%

* Percentage owned assuming completion of the proposed merger on [ ], 2016.

(1) Hartford Life, 1 Griffin Rd. N., Windsor, CT 06095

(2) Hartford Life & Annuity, 1 Griffin Rd. N., Windsor, CT 06095

(3) Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, IL 60062

(4) Principal Financial Group PFLX, 711 High St, Des Moines, IA 50392

(5) Minnesota Life, 400 Robert St. N STE A, St. Paul, MN 55101-2099

(6) Allstate Northbrook Life, 3100 Sanders Road, Northbrook, IL 60062

(7) Allstate Life of NY, 3100 Sanders Road, Northbrook, IL 60062

(8) Retirement Builder Variable Annuity, 4333 Edgewood Rd. NE, Cedar Rapids IA, 52499-0001

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the prospectus to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. If you would prefer to receive your own copy of the prospectus, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Appendix A

Form of

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [ ], 2016 in Boston, Massachusetts, by PUTNAM VARIABLE TRUST, a Massachusetts business trust (the “Trust”), on behalf of its PUTNAM VT GROWTH OPPORTUNITIES FUND series (the “Acquiring Fund”), and on behalf of its PUTNAM VT VOYAGER FUND series (the “Acquired Fund”).

PLAN OF REORGANIZATION

(a) Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(g)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and to deliver to Acquired Fund (i) a number of full and fractional Class IA shares of beneficial interest of Acquiring Fund (the “Class IA Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IA shares of Acquired Fund assumed by Acquiring Fund on such date, and (ii) a number of full and fractional Class IB shares of beneficial interest of Acquiring Fund (the “Class IB Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on such date. The Class IA Merger Shares and Class IB Merger Shares are referred to collectively as the “Merger Shares.” The reorganization described in this Plan is intended to be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Before the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(k) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund will distribute in complete liquidation to its Class IA and Class IB shareholders of record as of the Exchange Date the Class IA and Class IB Merger Shares, each shareholder being entitled to receive that proportion of Class IA Merger Shares or Class IB Merger Shares that the number of Class IA and Class IB shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of Class IA or Class IB shares of Acquired Fund outstanding on such date.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

24

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a series of the Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended December 31, 2015, audited by PricewaterhouseCoopers LLP, the Acquiring Fund’s independent registered public accounting firm[, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended as of June 30, 2016] have been furnished to Acquired Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2016, previously furnished to Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquired Fund (collectively, the “Acquiring Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Registration Statement (defined below), the Acquiring Fund Prospectus or otherwise disclosed in writing to Acquired Fund.

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of [December

31, 2015] and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement or the Prospectus.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement or the Prospectus.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation, Acquiring Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) For all taxable years and all applicable quarters of Acquiring Fund since the commencement of its operations, the assets of Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in Acquiring Fund has been adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(m) Acquiring Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquiring

Fund and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(o) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a series of the Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2015, audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm[, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended June 30, 2016] have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2016, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquiring Fund (collectively the “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement, the Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of [December 31, 2015] and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Before the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [December 31, 2015], whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement and the Prospectus, on the effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement or the Prospectus, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement and Prospectus shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as disclosed in the Registration Statement (including any post-effective amendment) filed with the Commission on Form N-1A or the Acquired Fund’s Prospectus.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) For each taxable year of its operation (including the taxable year ending on the Exchange Date), Acquired Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) For all taxable years and all applicable quarters of Acquired Fund since the commencement of its operations, the assets of Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in Acquired Fund has been adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(m) Acquired Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquired Fund on or before the Exchange Date, and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term “Investments” means Acquired Fund’s investments shown on the schedule of its investments as of [December 31, 2015] referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(o) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of

Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(p) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(k) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after [December 31, 2015] and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class IA Merger Shares and Class IB Merger Shares received by it to the Class IA and Class IB shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class IA Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to

Class IA shares of Acquired Fund assumed by Acquiring Fund on that date and (ii) a number of full and fractional Class IB Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on that date determined, in each case as hereafter provided in this Section 4.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class IA and Class IB shares of Acquired Fund and the value of the liabilities attributable to the Class IA and Class IB shares of Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time.

(b) The net asset value of the Class IA Merger Shares and Class IB Merger Shares and the value of the assets and liabilities of the Class IA and Class IB shares of Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(c) No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) The investment restrictions of Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(e) Acquiring Fund will issue the Merger Shares, registered in the name of Acquired Fund, to Acquired Fund. Acquiring Fund will then, in accordance with written instructions furnished by Acquired Fund, re-register the Class IA Merger Shares in the names of the Class IA shareholders of Acquired Fund and re-register the Class IB Merger Shares in the names of the Class IB shareholders of Acquired Fund. Acquiring Fund will not permit any Acquired Fund shareholder holding share certificates as of the Exchange Date to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such shareholder) or pledge the Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder has made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund will assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

(g) The Valuation Time is 4:00 p.m. Eastern time on [ ], 2016 or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the “Valuation Time”).

5. Expenses, fees, etc.

(a) All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of liquidating such of Acquired Fund’s portfolio securities as Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date shall be borne by Acquired Fund; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8) or (ii) the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9, Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9) or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8, Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund’s or Acquired Fund’s being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s or Acquired Fund’s obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of The Putnam Funds, One Post Office Square, Boston, Massachusetts, at 7:30 a.m. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Dissolution.

(a) Reserved.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that on and after the Exchange Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund will file the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquired Fund will have furnished to Acquiring Fund (i) a statement of Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, all as of the Valuation Time, certified on Acquired Fund’s behalf by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since [December 31, 2015], other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations; (ii) a statement of the tax basis of each Investment transferred by Acquired Fund to Acquiring Fund; and (iii) copies of all relevant tax books and records.

(c) That Acquired Fund will have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there is no material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by this Agreement (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of

Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, the tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, Acquiring Fund’s holding period for the assets it receives from Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(f) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(g) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(h) That Acquiring Fund will have received from the Commission, any relevant state securities administrator and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

(i) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(j) That, before the Exchange Date, Acquired Fund declares a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, has the effect of distributing to the shareholders of Acquired Fund, in distributions qualifying for the dividends-paid deduction, (i) all of the excess of (X) Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code), and (iii) all of its net capital gain realized after reduction by any capital loss carryover; the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends-paid deduction and shall include amounts in respect of both (x) Acquired Fund’s taxable year that will end on the Exchange Date and (y) any prior taxable year of Acquired Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

(k) That Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(l) That Acquired Fund’s transfer agent has provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(m) That all of the issued and outstanding shares of beneficial interest of Acquired Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents will have revealed otherwise, either (i) Acquired Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(n) That Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquiring Fund will have furnished to Acquired Fund a statement of Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since [December 31, 2015], other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund will have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there is no material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of

Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Fund’s liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by this Agreement (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, the tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, Acquiring Fund’s holding period for the assets it receives from Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(g) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(h) That the Registration Statement is effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(i) That Acquired Fund shall have received from the Commission, any relevant state securities administrator and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund agrees to indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) Acquiring Fund agrees to indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

The Trust, on behalf of the Acquired Fund and Acquiring Fund, may, by mutual consent of its Trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of such Trustees or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [ ], 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund and Acquiring Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to Acquiring Fund’s transfer agent with respect to such shares unless a registration statement with respect to the Merger Shares is effective under the 1933 Act or, in the opinion of counsel reasonably satisfactory to Acquiring Fund, such registration is not required. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust, as amended, of the Trust are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of the Trust, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

PUTNAM VARIABLE TRUST,
on behalf of its PUTNAM VT GROWTH OPPORTUNITIES FUND
series

By:

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance
Liaison

PUTNAM VARIABLE TRUST,
on behalf of its PUTNAM VT VOYAGER FUND series

By:

Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer and Compliance
Liaison

Putnam VT Growth Opportunities Fund
A Series of Putnam Variable Trust

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

[ ], 2016

This Statement of Additional Information (“SAI”) contains material that may be of interest to investors but that is not included in the Prospectus of Putnam VT Growth Opportunities Fund (“Growth Opportunities Fund”) dated [ ], 2016 (the “Prospectus”) relating to the sale of all or substantially all of the assets of Putnam VT Voyager Fund (“Voyager Fund”) to Growth Opportunities Fund. Unaudited pro forma combining financial statements of the Growth Opportunities Fund and Voyager Fund as of [[ ], and for the twelve-month period then ended,] are included in the SAI. Part I of Growth Opportunities Fund’s Statement of Additional Information dated April 30, 2016, as supplemented on June 7, 2016, June 21, 2016 and August [ ], 2016, and Part II of the funds’ Statement of Additional Information are attached to this SAI as Appendix A and Appendix B, respectively. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383, or by calling 1-800-225-1581.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	8
PROFORMA COMBINING FINANCIAL STATEMENTS	9
APPENDIX A	A-1
APPENDIX B	B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This SAI is accompanied by the Statement of Additional Information of the Growth Opportunities Fund dated April 30, 2016, as later supplemented (the “Acquiring Fund SAI”), which has been filed with the Securities and Exchange Commission. The information regarding the Growth Opportunities Fund contained in the Acquiring Fund SAI is hereby incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is Voyager Fund's and Growth Opportunities Fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The following documents are incorporated by reference into this SAI: (i) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Voyager Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2015, [(ii) the financial statements included in Voyager Fund's Semiannual Report to shareholders for the six months ended June 30, 2016], (iii) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Growth Opportunities Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2015 and [(iv) the financial statements included in Growth Opportunities Fund’s Semiannual Report to shareholders for the six months ended June 30, 2016]. The audited financial statements for Voyager Fund and Growth Opportunities Fund incorporated by reference into the Prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

3

Putnam VT Voyager Fund

and

Putnam VT Growth Opportunities Fund

Pro forma Combining Financial Statements
(Unaudited)

[Please insert attached "proforma" PDF provided by Putnam]

4

Putnam Variable Trust (the “Trust”)

Class IA and IB Shares

Symbols not available

Putnam VT Absolute Return 500 Fund	Putnam VT Growth Opportunities Fund
Putnam VT American Government Income Fund	Putnam VT High Yield Fund
Putnam VT Capital Opportunities Fund	Putnam VT Income Fund
Putnam VT Diversified Income Fund	Putnam VT International Equity Fund
Putnam VT Equity Income Fund	Putnam VT International Growth Fund
Putnam VT George Putnam Balanced Fund	Putnam VT International Value Fund
Putnam VT Global Asset Allocation Fund	Putnam VT Investors Fund
Putnam VT Global Equity Fund	Putnam VT Multi-Cap Growth Fund
Putnam VT Global Health Care Fund	Putnam VT Multi-Cap Value Fund
Putnam VT Global Utilities Fund	Putnam VT Research Fund
Putnam VT Government Money Market Fund*	Putnam VT Small Cap Value Fund
Putnam VT Growth and Income Fund	Putnam VT Voyager Fund

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

4/30/16

This SAI is not a prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Portions of each fund's annual report is incorporated by reference in this SAI. For a free copy of a fund's annual report or a prospectus dated 4/30/16, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about each fund. Part II includes information about these funds and the other Putnam funds.

* Prior to April 30, 2016, Putnam VT Government Money Market Fund was known as Putnam VT Money Market Fund.

A-1

PART I
TRUST ORGANIZATION AND CLASSIFICATION	A-3
INVESTMENT RESTRICTIONS	A-4
CHARGES AND EXPENSES	A-7
PORTFOLIO MANAGERS	A-51
OTHER RISKS	A-58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL	A-60
STATEMENTS

PART II
DISTRIBUTION PLAN	B-1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	B-1
TAXES	B-43
MANAGEMENT	B-50
DETERMINATION OF NET ASSET VALUE	B-73
ADDITIONAL PAYMENTS	B-75
REDEMPTIONS	B-77
POLICY ON EXCESSIVE SHORT-TERM TRADING	B-77
SHAREHOLDER LIABILITY	B-78
DISCLOSURE OF PORTFOLIO INFORMATION	B-78
PROXY VOTING GUIDELINES AND PROCEDURES	B-80
SECURITIES RATINGS	B-81
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	B-88

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TRUST ORGANIZATION AND CLASSIFICATION

Each fund, except for Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund, is a “diversified” series of the Trust, a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to April 30, 2016, Putnam VT Government Money Market Fund was known as Putnam VT Money Market Fund.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios having such preferences and special or relative rights and privileges as the Trustees determine.

The Trust is currently divided into twenty-four series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in each fund of the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares of any fund at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

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INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, each fund may not and will not take any of the following actions with respect to that fund:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4)(a) (All funds except Putnam VT Absolute Return 500 Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, Putnam VT Multi-Cap Value Fund and Putnam VT Research Fund ) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4)(b) ( Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Putnam VT Multi-Cap Value Fund and Putnam VT Research Fund ) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(4)(c) ( Putnam VT Absolute Return 500 Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund ) Purchase or sell physical commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6)(a) (All funds except Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

A-4

(6)(b) ( Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund ) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7)(a) (All funds except Putnam VT Absolute Return 500 Fund, Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund ) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7)(b) (Putnam VT Absolute Return 500 Fund ) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7)(c) ( Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund ) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Global Utilities Fund may invest more than 25% of its assets in any of the public utilities industries, and Putnam VT Global Health Care Fund may invest more than 25% of its assets in companies that Putnam Management determines are principally engaged in the health sciences industries; and except that Putnam VT Government Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

(All funds except Putnam VT Absolute Return 500 Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, Putnam VT Multi-Cap Value Fund and Putnam VT Research Fund ) For purposes of the fund’s fundamental policy on commodities and commodities contracts #(4)(a) above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the

A-5

understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the funds’ fundamental policy on industry concentration (#8 above) and for purposes of the non-fundamental policy on industry concentration (#2 below), Putnam Investment Management, LLC ("Putnam Management"), the funds’ investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) Each fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% (10% for Putnam VT Government Money Market Fund) of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) Putnam VT Government Money Market Fund will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry, except that the fund may invest up to 100% of its assets in the banking industry.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of each fund's net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund’s net assets measured as of the beginning of such 90-day period.

A-6

CHARGES AND EXPENSES

Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated January 1, 2010 (except in the case of Putnam VT Absolute Return 500 Fund , whose management contract was effective February 4, 2011). Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

Between October 8, 2013 and the date of the Management Contract, Putnam Management managed each fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's previous management contract dated January 1, 2010 (except in the case of Putnam VT Absolute Return 500 Fund , whose prior management contract was effective February 4, 2011). Putnam Management has entered into sub-management contracts for the funds and sub-advisory contracts with respect to

Putnam VT Absolute Return 500 Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT International Value Fund, and Putnam VT Research Fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract and “Management—The Sub-Adviser” in Part II of this SAI for information about the sub-advisory contract.

Management fees Under the Management Contract, each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds)(“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

Putnam VT Absolute Return 500 Fund:

0.880% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.830% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets; 0.780% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.730% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets; 0.680% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.660% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets; 0.650% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.645% of any excess thereafter.

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Putnam VT International Growth Fund:

1.080% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
1.030% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.980% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.930% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.880% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.860% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.850% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.845% of any excess thereafter.

Putnam VT Global Equity Fund, Putnam VT International Equity Fund, and Putnam VT International Value Fund:

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.800% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.750% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.620% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.615% of any excess thereafter.

Putnam VT Capital Opportunities Fund, Putnam VT Global Health Care Fund, Putnam VT Global Utilities Fund, and Putnam VT Small Cap Value Fund:

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.730% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.560% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.545% of
any excess thereafter.

Putnam VT Global Asset Allocation Fund:

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.515% of
any excess thereafter.

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Putnam VT High Yield Fund:

0.720% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.670% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.620% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.570% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.490% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.485% of
any excess thereafter.

Putnam VT Growth Opportunities Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Multi-Cap Value Fund, Putnam VT Research Fund, and Putnam VT Voyager Fund:

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.475% of any excess thereafter.

Putnam VT Diversified Income Fund:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.465% of
any excess thereafter.

Putnam VT George Putnam Balanced Fund:

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.445% of any excess thereafter.

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Putnam VT Equity Income Fund and Putnam VT Growth and Income Fund:

0.630% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.430% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.410% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; 0.395% of
any excess thereafter.

Putnam VT American Government Income Fund and Putnam VT Income Fund:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.315% of any excess thereafter.

Putnam VT Government Money Market Fund:

0.440% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.390% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.340% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.290% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.240% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.220% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.210% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.205% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, each fund incurred the following fees:

A-10

				Amount
				management
				fee would
			Amount of	have been
		Management	management	without
Fund name	Fiscal year	fee paid	fee waived	waivers
Putnam VT Absolute Return
500 Fund	2015	$81,140	$131,403	$212,543
	2014	$51,754	$121,440	$173,194
	2013	$61,520	$98,588	$160,108

Putnam VT American
Government Income Fund	2015	$336,373	$0	$336,373
	2014	$345,576	$0	$345,576
	2013	$406,706	$0	$406,706
Putnam VT Capital
Opportunities Fund	2015	$187,826	$0	$187,826
	2014	$212,512	$3,331	$215,843
	2013	$212,602	$0	$212,602
Putnam VT Diversified
Income Fund	2015	$1,453,995	$0	$1,453,995
	2014	$1,794,113	$0	$1,794,113
	2013	$2,262,597	$0	$2,262,597
Putnam VT Equity Income
Fund	2015	$2,289,016	$0	$2,289,016
	2014	$2,244,828	$0	$2,244,828
	2013	$2,068,802	$0	$2,068,802
Putnam VT George Putnam
Balanced Fund	2015	$747,184	$0	$747,184
	2014	$834,050	$0	$834,050
	2013	$909,386	$0	$909,386

Putnam VT Global Asset
Allocation Fund	2015	$1,002,432	$0	$1,002,432
	2014	$1,115,615	$0	$1,115,615
	2013	$1,229,273	$0	$1,229,273

A-11

Putnam VT Global Equity
Fund	2015	$1,313,000	$0	$1,313,000
	2014	$1,474,259	$0	$1,474,259
	2013	$1,501,045	$0	$1,501,045
Putnam VT Global Health
Care Fund	2015	$1,218,009	$0	$1,218,009
	2014	$976,868	$0	$976,868
	2013	$808,794	$0	$808,794
Putnam VT Global Utilities
Fund	2015	$526,565	$0	$526,565
	2014	$625,576	$0	$625,576
	2013	$674,015	$0	$674,015
Putnam VT Government
Money Market Fund*	2015	$0	$391,494	$391,494
	2014	$0	$453,994	$453,994
	2013	$0	$558,978	$558,978
Putnam VT Growth and
Income Fund	2015	$5,387.120	$0	$5,387,120
	2014	$6,118,185	$0	$6,118,185
	2013	$6,079,628	$0	$6,079,628
Putnam VT Growth
Opportunities Fund	2015	$133,786	$26,093	$159,879
	2014	$137,458	$24,812	$162,270
	2013	$128,674	$21,226	$149,900
Putnam VT High Yield Fund	2015	$1,578,243	$0	$1,578,243
	2014	$2,060,232	$0	$2,060,232
	2013	$2,206,941	$0	$2,206,941
Putnam VT Income Fund	2015	$1,142,039	$0	$1,142,039
	2014	$1,267,754	$0	$1,267,754
	2013	$1,414,321	$0	$1,414,321
Putnam VT International
Equity Fund	2015	$2,202,121	$0	$2,202,121
	2014	$2,536,629	$0	$2,536,629
	2013	$2,843,199	$0	$2,843,199

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Putnam VT International
Growth Fund	2015	$381,620	$43,150	$424,770
	2014	$469,251	$26,924	$496,175
	2013	$506,018	$18,564	$524,582
Putnam VT International
Value Fund	2015	$692,753	$0	$692,753
	2014	$831,015	$0	$831,015
	2013	$820,067	$0	$820,067
Putnam VT Investors Fund	2015	$1,041,111	$0	$1,041,111
	2014	$1,119,626	$0	$1,119,626
	2013	$1,237,408	$0	$1,237,408
Putnam VT Multi-Cap
Growth Fund	2015	$4,153,230	$0	$4,153,230
	2014	$4,288,531	$0	$4,288,531
	2013	$3,956,648	$0	$3,956,648
Putnam VT Multi-Cap Value
Fund	2015	$216,041	$0	$216,041
	2014	$236,582	$0	$236,582
	2013	$218,464	$0	$218,464
Putnam VT Research Fund	2015	$286,121	$0	$286,121
	2014	$307,387	$0	$307,387
	2013	$311,346	$0	$311,346
Putnam VT Small Cap Value
Fund	2015	$1,040,090	$0	$1,040,090
	2014	$1,216,776	$0	$1,216,776
	2013	$1,423,968	$0	$1,423,968
Putnam VT Voyager Fund	2015	$4,578,282	$0	$4,578,282
	2014	$4,996,003	$0	$4,996,003
	2013	$4,682,590	$0	$4,682,590

*Putnam Management may from time to time voluntarily waive fees including management fees and distribution fees, and/or reimburse certain fund expenses in order to enhance the annualized net yield of Putnam VT Government Money Market Fund . Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.

The amount of management fee waived for the most recent fiscal year for Putnam VT Absolute Return 500 Fund, Putnam VT Growth Opportunities Fund and Putnam VT International Growth Fund , resulted from arrangements set forth in “General expense limitation” under

A-13

“Management-The Management Contract” in Part II of this SAI; and for Putnam VT Absolute Return 500 Fund , in "Fund-specific expense limitation" below.

Fund-specific expense limitation. Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of Putnam VT Absolute Return 500 Fund through at least April 30, 2017 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would exceed 0.90% of the fund’s average net assets. Please see “Management - The Management Contract – General expense limitation” in Part II of this SAI for a description of another expense limitation that may apply to a fund.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

A-14

		Brokerage
Fund name	Fiscal year	commissions
Putnam VT Absolute Return
500 Fund	2015	$18,763
	2014	$6,593
	2013	$4,411

Putnam VT American
Government Income Fund	2015	$3,382
	2014	$1,972
	2013	$5,292
Putnam VT Capital
Opportunities Fund	2015	$15,085
	2014	$50,882
	2013	$65,689
Putnam VT Diversified
Income Fund	2015	$7,645
	2014	$9,211
	2013	$25,174
Putnam VT Equity Income
Fund	2015	$147,001
	2014	$219,797
	2013	$328,491
Putnam VT George Putnam
Balanced Fund	2015	$135,459
	2014	$127,711
	2013	$53,079
Putnam VT Global Asset
Allocation Fund	2015	$79,606
	2014	$85,747
	2013	$106,983
Putnam VT Global Equity
Fund	2015	$219,574
	2014	$374,184
	2013	$512,618

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Putnam VT Global Health
Care Fund	2015	$47,192
	2014	$64,496
	2013	$74,435
Putnam VT Global Utilities
Fund	2015	$41,598
	2014	$38,319
	2013	$86,909
Putnam VT Government
Money Market Fund	2015	$0
	2014	$0
	2013	$0
Putnam VT Growth and
Income Fund	2015	$811,839
	2014	$1,014,225
	2013	$1,445,322
Putnam VT Growth
Opportunities Fund	2015	$30,255
	2014	$32,440
	2013	$44,941
Putnam VT High Yield Fund	2015	$6,938
	2014	$25,984
	2013	$34,603

Putnam VT Income Fund	2015	$11,043
	2014	$6,828
	2013	$18,159
Putnam VT International
Equity Fund	2015	$527,120
	2014	$678,539
	2013	$877,043
Putnam VT International
Growth Fund	2015	$108,538
	2014	$147,274
	2013	$186,082

A-16

Putnam VT International
Value Fund	2015	$70,862
	2014	$127,516
	2013	$134,939

Putnam VT Investors Fund	2015	$100,159
	2014	$114,228
	2013	$201,471
Putnam VT Multi-Cap
Growth Fund	2015	$747,391
	2014	$919,221
	2013	$1,218,921
Putnam VT Multi-Cap Value
Fund	2015	$74,078
	2014	$77,794
	2013	$93,882
Putnam VT Research Fund	2015	$75,089
	2014	$67,467
	2013	$55,909
Putnam VT Small Cap Value
Fund	2015	$361,592
	2014	$439,002
	2013	$631,837

Putnam VT Voyager Fund	2015	$2,125,934
	2014	$2,383,263
	2013	$2,627,240

The brokerage commissions for Putnam VT Absolute Return Fund 500 Fund’s 2015 fiscal year were higher than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due to portfolio turnover.

The portfolio turnover rates for Putnam VT American Government Income Fund’s 2015 fiscal year were higher than the portfolio turnover rates for the fund's 2014 and 2013 fiscal years due in part to an increased investment in TBA rolls.

The brokerage commissions for Putnam VT Capital Opportunities Fund’s 2015 fiscal year

A-17

were lower than the brokerage commissions for the fund's 2014 and 2013 fiscal years due to lower portfolio turnovers.

The portfolio turnover rates for Putnam VT Capital Opportunities Fund’s 2015 fiscal year were lower than the portfolio turnover rates for the fund's 2014 fiscal year because, in Putnam Management’s view, fewer portfolio transactions were necessary to position the fund’s portfolio to pursue its objective.

The brokerage commissions for Putnam VT Diversified Income Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund's 2014 and 2013 fiscal years due in part to the decrease in the fund’s assets.

The portfolio turnover rates for Putnam VT Diversified Income Fund’s 2015 fiscal year were higher than the portfolio turnover rates for the fund's 2014 and 2013 fiscal years due in part to an increased investment in TBA rolls.

The brokerage commissions for Putnam VT Equity Income Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due in part to a decrease in the fund’s assets.

The brokerage commissions for Putnam VT George Putnam Balanced Fund’s 2015 fiscal year were higher than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due in part to higher portfolio turnover.

The portfolio turnover rates for Putnam VT George Putnam Balanced Fund’s 2015 and 2014 fiscal years were higher than the portfolio turnover rates for the fund’s fiscal year due in part to the inclusion of TBA purchases and sales commitments.

The brokerage commissions for Putnam VT Global Equity Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund's 2014 and 2013 fiscal years due in part to a decrease in portfolio repositioning in 2015.

The brokerage commissions for Putnam VT Global Utilities Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund’s 2013 and 2014 fiscal years due in part to a decrease in the fund’s assets.

The brokerage commissions for Putnam VT High Yield Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due in part to a decrease in portfolio turnover in 2015.

The brokerage commissions for Putnam VT Income Fund’s 2015 fiscal year were higher than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due in part to an increase in portfolio turnover in 2015.

The portfolio turnover rates for Putnam VT Income Fund’s 2015 fiscal year were higher than the portfolio turnover rates for the fund’s 2014 and 2013 fiscal years due in part to increased

A-18

activity in sector selection.

Brokerage commissions for Putnam VT Investors Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due in part to a decrease in assets and decreased portfolio turnover in 2015.

Brokerage commissions for Putnam VT Small Cap Value Fund’s 2015 fiscal year were lower than the brokerage commissions for the fund’s 2014 and 2013 fiscal years due in part to a decrease in assets and decreased portfolio turnover in 2015.

Please see the Financial Highlights section of each fund’s most recent shareholder report for further information about a fund’s portfolio turnover over recent periods.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

A-19

Fund name	Dollar value of these	Percentage of total	Amount of
	transactions	transactions	commissions
Putnam VT Absolute	$34,422,459	17.02%	$15,476
Return 500 Fund
Putnam VT American
Government Income Fund	$0	0.00%	$0
Putnam VT Capital
Opportunities Fund	$11,858,069	81.72%	$11,395
Putnam VT Diversified	$460	0.00%	$13
Income Fund
Putnam VT Equity Income	$173,508,556	81.39%	$118,071
Fund
Putnam VT George
Putnam Balanced Fund	$152,440,850	75.97%	$105,673
Putnam VT Global Asset
Allocation Fund	$119,572,488	16.72%	$66,493
Putnam VT Global Equity	$180,145,924	75.57%	$165,944
Fund
Putnam VT Global Health	$0	0.00%	$0
Care Fund
Putnam VT Global Utilities	$33,970,818	79.86%	$28,790
Fund
Putnam VT Government	$0	0.00%	$0
Money Market Fund
Putnam VT Growth and	$675,793,885	72.14%	$563,910
Income Fund
Putnam VT Growth	$34,486,481	75.13%	$22,009
Opportunities Fund
Putnam VT High Yield	$6,784,812	85.14%	$5,437
Fund
Putnam VT Income Fund	$0	0.00%	$0
Putnam VT International	$0	0.00%	$0
Equity Fund

A-20

Putnam VT International
Growth Fund	$65,642,829	82.48%	$84,036
Putnam VT International	$59,596,358	90.27%	$60,939
Value Fund
Putnam VT Investors Fund	$160,805,536	87.79%	$78,211
Putnam VT Multi-Cap	$760,272,364	73.17%	$534,376
Growth Fund
Putnam VT Multi-Cap	$51,684,368	77.34%	$53,650
Value Fund
Putnam VT Research Fund	$82,845,919	75.68%	$59,848
Putnam VT Small Cap	$143,193,331	76.14%	$264,792
Value Fund
Putnam VT Voyager Fund	$1,873,672,859	79.19%	$1,644,022

At the end of fiscal 2015, the following funds held the following securities of their regular broker-dealers (or affiliates of such broker-dealers):

A-21

Fund Name	Broker-dealer or affiliates	Value of securities held
Putnam VT Absolute Return 500 Fund	Wells Fargo & Co.	$194,011
Putnam VT Diversified Income Fund	Bank of America Corp.	$134,550
Putnam VT Equity Income Fund	JPMorgan Chase & Co.	$10,775,436
	Goldman Sachs Group, Inc.
	(The)	$3,085,538
	Bank of America Corp.	$6,881,619
	Citigroup, Inc.	$9,774,281
	Wells Fargo & Co.	$9,493,593
Putnam VT George Putnam Balanced
Fund	JPMorgan Chase & Co.	$1,703,963
	Citigroup, Inc.	$640,712
	Bank of America Corp.	$1,242,406
	Barclays PLC	$259,273
	Wells Fargo & Co.	$1,762,761
Putnam VT Global Asset Allocation Fund	Credit Suisse Group AG	$57,016
	Bank of America Corp.	$1,802,186
	Barclays PLC	$29,998
	Citigroup, Inc.	$28,171
	Goldman Sachs Group, Inc.	$425,252
	(The)
	Morgan Stanley	$925,389
	JPMorgan Chase & Co.	$2,040,725
	Royal Bank of Canada	$131,050
	Wells Fargo & Co.	$562,913
Putnam VT Global Equity Fund	Morgan Stanley	$900,541
	Bank of America Corp.	$869,438
Putnam VT Growth and Income Fund	Bank of America Corp.	$18,503,659
	Citigroup, Inc.	$25,768,913
	Goldman Sachs Group, Inc.	$9,059,982
	(The)
	JPMorgan Chase & Co.	$36,421,224
	Morgan Stanley	$10,919,228
	Wells Fargo & Co.	$27,545,299
Putnam VT Growth Opportunities Fund	Bank of America Corp.	$374,939
	Morgan Stanley	$208,387
Putnam VT High Yield Fund	Credit Suisse Group AG	$199,500
	Bank of America Corp.	$500,588
	Citigroup, Inc.	$174,453

A-22

	Goldman Sachs Group, Inc.
Putnam VT Income Fund		$531,207
	(The)
	Bank of America Corp.	$653,040
	Barclays PLC	$243,913
	Citigroup, Inc.	$1,542,756
	Credit Suisse Group AG	$224,438
	Deutsche Bank AG	$306,487
	JPMorgan Chase & Co.	$158,808
	Wells Fargo & Co.	$120,175
Putnam VT International Equity Fund	Credit Suisse Group AG	$3,380,132
Putnam VT International Growth Fund	Credit Suisse Group AG	$221,040
Putnam VT International Value Fund	Barclays PLC	$767,549
	Credit Suisse Group AG	$672,196
Putnam VT Investors Fund	Bank of America Corp.	$2,200,388
	Citigroup, Inc.	$2,067,775
	Goldman Sachs Group, Inc.
	(The)	$2,004,158
	JPMorgan Chase & Co.	$5,257,771
	Morgan Stanley	$1,202,418
	Wells Fargo & Co.	$3,780,273
Putnam VT Multi-Cap Growth Fund	Bank of America Corp.	$5,331,744
	Morgan Stanley	$4,240,273
Putnam VT Multi-Cap Value Fund	Citigroup, Inc.	$564,075
	JPMorgan Chase & Co.	$812,829
Putnam VT Research Fund	Bank Of America Corp	$675,556
	Citigroup, Inc.	$321,523
	JPMorgan Chase & Co.	$915,242
	Wells Fargo & Co.	$968,097
Putnam VT Voyager Fund	Bank of America Corp.	$3,296,728
	JPMorgan Chase & Co.	$4,209,413
	Morgan Stanley	$2,541,619

A-23

Administrative expense reimbursement

Each fund reimbursed Putnam Management for administrative services during fiscal 2015, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows.

A-24

Fund name	Total reimbursement	Portion of total reimbursement for
		compensation and contributions
Putnam VT Absolute Return	$826	$564
500 Fund
Putnam VT American
Government Income Fund	$2,271	$1,551
Putnam VT Capital
Opportunities Fund	$783	$535
Putnam VT Diversified	$7,014	$4,791
Income Fund
Putnam VT Equity Income	$12,927	$8,829
Fund
Putnam VT George Putnam
Balanced Fund	$3,754	$2,564
Putnam VT Global Asset
Allocation Fund	$4,449	$3,039
Putnam VT Global Equity	$4,953	$3,383
Fund
Putnam VT Global Health	$5,278	$3,605
Care Fund
Putnam VT Global Utilities	$2,205	$1,506
Fund
Putnam VT Government
Money Market Fund	$3,676	$2,511
Putnam VT Growth and	$29,678	$20,270
Income Fund
Putnam VT Growth	$773	$528
Opportunities Fund
Putnam VT High Yield Fund	$7,219	$4,931
Putnam VT Income Fund	$7,689	$5,252
Putnam VT International
Equity Fund	$8,313	$5,678
Putnam VT International
Growth Fund	$1,206	$824
Putnam VT International	$2,608	$1,781
Value Fund
Putnam VT Investors Fund	$5,050	$3,449
Putnam VT Multi-Cap Growth	$19,794	$13,519
Fund
Putnam VT Multi-Cap Value	$1,022	$698
Fund

A-25

Putnam VT Research Fund	$1,360	$929
Putnam VT Small Cap Value
Fund	$4,351	$2,972
Putnam VT Voyager Fund	$21,535	$14,708

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund’s other affairs and business.

Except for Messrs. Joskow, Patterson, and Putnam, III, as shown below, the Trustees did not own variable annuity contracts or variable life insurance policies that invested in the funds as of December 31, 2015. However, each Trustee owns shares of the retail Putnam mutual funds that are counterparts to the Trust’s various portfolios. The funds are offered only to separate accounts of insurance companies. Individual investors may not invest in the funds directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the funds as investment options.

A-26

		Robert E.	George Putnam
	Paul L. Joskow	Patterson	III
Putnam VT Absolute Return -		-	-
500 Fund
Putnam VT American
Government Income Fund	$1-$10,000	-	-
Putnam VT Capital
Opportunities Fund	$1-$10,000	-	-
Putnam VT Diversified	$1-$10,000	-	-
Income Fund
Putnam VT Equity Income	$1-$10,000	-	-
Fund
Putnam VT George Putnam
Balanced Fund	$1-$10,000	-	-
Putnam VT Global Asset
Allocation Fund	$1-$10,000	-	$10,001-$50,000
Putnam VT Global Equity	$1-$10,000	-	-
Fund
Putnam VT Global Health	-	-	-
Care Fund
Putnam VT Global Utilities	-	-	-
Fund
Putnam VT Government
Money Market Fund	-	-	-
Putnam VT Growth and	$1-$10,000	-	-
Income Fund
Putnam VT Growth	$1-$10,000	-	-
Opportunities Fund
Putnam VT High Yield	$1-$10,000	$10,001-$50,000	-
Fund
Putnam VT Income Fund	$1-$10,000	-	-
Putnam VT International	$1-$10,000	-	-
Equity Fund
Putnam VT International	$1-$10,000	-	-
Growth Fund
Putnam VT International
Value Fund	$1-$10,000	-	-
Putnam VT Investors Fund	$1-$10,000	-	-
Putnam VT Multi-Cap	$1-$10,000	-	-
Growth Fund
Putnam VT Multi-Cap
Value Fund	$1-$10,000	-	-

A-27

Putnam VT Research Fund	$1-$10,000	-	-
Putnam VT Small Cap
Value Fund	$1-$10,000	-	-
Putnam VT Voyager Fund	$1-$10,000	-	-

The table below shows the value of each Trustee’s holdings in all of the Putnam funds as of December 31, 2015.

Name of Trustee	Aggregate dollar range of
shares held in all of the
Putnam funds overseen by Trustee

Liaquat Ahamed	over $100,000

Ravi Akhoury	over $100,000

Barbara M. Baumann	over $100,000

Jameson A. Baxter	over $100,000

Robert J. Darretta	over $100,000

Katinka Domotorffy	over $100,000

John A. Hill	over $100,000

Paul L. Joskow	over $100,000

Kenneth R. Leibler	over $100,000

Robert E. Patterson	over $100,000

George Putnam, III	over $100,000

W. Thomas Stephens	over $100,000

* Robert L. Reynolds	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during your fund's most recently completed fiscal year, are shown in the table below:

A-28

Audit, Compliance and Distributions Committee*	12
Board Policy and Nominating Committee	4
Brokerage Committee	3
Contract Committee	9
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	7

*Effective August 10, 2015, the Audit and Compliance Committee assumed the duties of the Distributions Committee and was redesignated as the Audit, Compliance and Distributions Committee. The number of meetings of the Audit, Compliance and Distributions Committee reported in the table above excludes the meetings of the Distributions Committee that were held during the fund's fiscal year. The Distributions Committee met 4 times during the fund's most recently completed fiscal year.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2015, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2015:

A-29

COMPENSATION TABLE Aggregate compensation from:

	Putnam				Putnam	Putnam
	VT	Putnam VT	Putnam VT	Putnam VT	VT	VT George	Putnam
	Absolute	American	Capital	Diversified	Equity	Putnam	VT Global
	Return	Government	Opportunities	Income	Income Balanced	Allocation	Asset
Trustee/Year	500 Fund	Income Fund	Fund	Fund	Fund	Fund	Fund

Liaquat
Ahamed/2012(3)	$93	$294	$103	$910	$1,606	$485	$570

Ravi Akhoury/2009	85	269	95	835	1,470	445	523

Barbara M.
Baumann/2010(3)	93	294	103	910	1,606	485	570

Jameson A.
Baxter/1994(3)(4)	144	459	160	1,423	2,504	756	890

Charles B.
Curtis/2001(5)	54	182	65	572	996	306	360

Robert J.
Darretta/2007(3)	93	291	101	897	1,587	478	562

Katinka
Domotorffy/2012(3)	93	294	103	910	1,606	485	570

John A. Hill/1985(3)	91	288	101	891	1,572	475	558

Paul L.
Joskow/1997(3)	93	294	103	910	1,606	485	570

Kenneth R.
Leibler/2006	99	312	109	967	1,706	515	606

Robert E.
Patterson/1984	99	312	109	967	1,706	515	606

George Putnam,
III/1984	97	303	106	935	1,651	498	586

W. Thomas
Stephens/1997(6)	93	294	103	910	1,606	485	570

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

A-30

COMPENSATION TABLE (continued) Aggregate compensation from:

					Putnam
					VT
Trustee/Year	Putnam	Putnam	Putnam	Putnam VT	Growth	Putnam VT
	VT Global	VT Global	VT Global	Government	and	Growth	Putnam
	Equity	Health	Utilities	Money	Income	Opportunities	VT High
	Fund	Care Fund	Fund	Market Fund	Fund	Fund	Yield Fund

Liaquat
Ahamed/2012(3)	$636	$627	$292	$479	$3,878	$96	$972

Ravi Akhoury/2009	584	572	269	439	3,565	88	892

Barbara M.
Baumann/2010(3)	636	627	292	479	3,878	96	972

Jameson A.
Baxter/1994(3)(4)	992	977	455	749	6,061	149	1,512

Charles B.
Curtis/2001(5)	401	380	186	298	2,477	60	615

Robert J.
Darretta/2007(3)	628	623	288	473	3,814	94	958

Katinka
Domotorffy/2012(3)	636	627	292	479	3,878	96	972

John A.
Hill/1985(3)	623	613	286	469	3,797	94	951

Paul L.
Joskow/1997(3)	636	627	292	479	3,878	96	972

Kenneth R.
Leibler/2006	677	666	311	509	4,126	102	1,034

Robert E.
Patterson/1984	677	666	311	509	4,126	102	1,034

George Putnam,
III/1984	653	645	300	493	3,978	98	997

W. Thomas
Stephens/1997(6)	636	627	292	479	3,878	96	972

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

A-31

COMPENSATION TABLE (continued) Aggregate compensation from:

						Putnam	Putnam
						VT	VT
					Putnam	Multi-	Multi-
		Putnam VT	Putnam VT	Putnam VT	VT	Cap	Cap
	Putnam VT	International	International	International	Investors	Growth	Value
Trustee/Year	Income Fund	Equity Fund	Growth Fund	Value Fund	Fund	Fund	Fund

Liaquat
Ahamed/2012(3)	$991	$1,061	$153	$335	$623	$2,511	$132

Ravi Akhoury/2009	908	972	140	307	571	2,304	122

Barbara M.
Baumann/2010(3)	991	1,061	153	335	623	2,511	132

Jameson A.
Baxter/1994(3)(4)	1,544	1,653	238	523	973	3,917	206

Charles B.
Curtis/2001(5)	619	663	95	211	389	1,582	84

Robert J.
Darretta/2007(3)	978	1,048	151	330	615	2,476	130

Katinka
Domotorffy/2012(3)	991	1,061	153	335	623	2,511	132

John A.
Hill/1985(3)	970	1,038	149	328	611	2,458	130

Paul L.
Joskow/1997(3)	991	1,061	153	335	623	2,511	132

Kenneth R.
Leibler/2006	1,053	1,128	162	356	662	2,669	141

Robert E.
Patterson/1984	1,053	1,128	162	356	662	2,669	141

George Putnam,
III/1984	1,019	1,089	157	344	641	2,578	136

W. Thomas
Stephens/1997(6)	991	1,061	153	335	623	2,511	132

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

A-32

COMPENSATION TABLE (continued) Aggregate compensation from:

		Putnam VT
	Putnam VT	Small Cap Value	Putnam VT
Trustee/Year	Research Fund	Fund	Voyager Fund

Liaquat
Ahamed/2012(3)	$175	$568	$2,796

Ravi Akhoury/2009	160	522	2,571

Barbara M.
Baumann/2010(3)	175	568	2,796

Jameson A.
Baxter/1994(3)(4)	273	888	4,365

Charles B.
Curtis/2001(5)	111	361	1,789

Robert J.
Darretta/2007(3)	172	559	2,751

Katinka
Domotorffy/2012(3)	175	568	2,796

John A. Hill/1985(3)	171	556	2,737

Paul L. Joskow/1997(3)	175	568	2,796

Kenneth R. Leibler/2006	186	604	2,976

Robert E. Patterson/1984	186	604	2,976

George Putnam, III/1984	179	583	2,867

W. Thomas
Stephens/1997(6)	175	568	2,796

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A

A-33

COMPENSATION TABLE (continued) Pension or retirement benefits accrued as part of fund expenses from:

	Putnam				Putnam	Putnam	Putnam VT
	VT	Putnam VT	Putnam VT	Putnam VT	VT	VT George	Global
	Absolute	American	Capital	Diversified	Equity	Putnam	Asset
	Return	Government	Opportunities	Income	Income	Balanced	Allocation
Trustee/Year	500 Fund	Income Fund	Fund	Fund	Fund	Fund	Fund

Liaquat
Ahamed/2012(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Barbara M.
Baumann/2010(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Jameson A.
Baxter/1994(3)(4)	61	176	59	536	952	281	332

Charles B.
Curtis/2001(5)	34	99	33	301	534	158	186

Robert J.
Darretta/2007(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Katinka
Domotorffy/2012(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

John A. Hill/1985(3)	110	318	107	969	1,720	509	600

Paul L.
Joskow/1997(3)	42	121	40	368	654	193	228

Kenneth R.
Leibler/2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Robert E.
Patterson/1984	67	194	65	591	1,049	310	366

George Putnam,
III/1984	71	204	68	621	1,103	326	384
W. Thomas
Stephens/1997(6)	42	120	40	366	650	192	227

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

A-34

COMPENSATION TABLE (continued) Pension or retirement benefits accrued as part of fund expenses from:

	Putnam				Putnam
	VT Global	Putnam	Putnam	Putnam VT	VT	Putnam VT	Putnam
	Equity	VT Global	VT Global	Government	Growth	Growth	VT High
	Income	Health	Utilities	Money	and	Opportunities	Yield
Trustee/Year	Fund	Care Fund	Fund	Market Fund	Fund	Fund	Fund

Liaquat
Ahamed/2012(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Barbara M.
Baumann/2010(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Jameson A.
Baxter/1994(3)(4)	368	380	168	289	2,210	56	552

Charles B.
Curtis/2001(5)	206	213	94	162	1,240	32	310

Robert J.
Darretta/2007(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Katinka
Domotorffy/2012(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

John A. Hill/1985(3)	664	687	303	522	3,993	101	997

Paul L.
Joskow/1997(3)	252	261	115	198	1,517	39	379

Kenneth R.
Leibler/2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Robert E.
Patterson/1984	405	419	185	319	2,436	62	608

George Putnam,
III/1984	426	440	194	335	2,559	65	639
W. Thomas
Stephens/1997(6)	251	260	115	197	1,509	38	377

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

A-35

COMPENSATION TABLE (continued) Pension or retirement benefits accrued as part of fund expenses from :

						Putnam	Putnam
						VT	VT
					Putnam	Multi-	Multi-
		Putnam VT	Putnam VT	Putnam VT	VT	Cap	Cap
	Putnam VT	International	International	International	Investors	Growth	Value
Trustee/Year	Income Fund	Equity Fund	Growth Fund	Value Fund	Fund	Fund	Fund

Liaquat
Ahamed/2012(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Barbara M.
Baumann/2010(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Jameson A.
Baxter/1994(3)(4)	587	615	89	194	371	1,458	77

Charles B.
Curtis/2001(5)	329	345	50	109	208	818	43

Robert J.
Darretta/2007(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Katinka
Domotorffy/2012(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

John A.
Hill/1985(3)	1,060	1,112	161	350	671	2,634	138

Paul L.
Joskow/1997(3)	403	422	61	133	255	1,001	53

Kenneth R.
Leibler/2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Robert E.
Patterson/1984	647	678	98	214	409	1,607	84

George Putnam,
III/1984	680	713	103	224	430	1,688	89
W. Thomas
Stephens/1997(6)	401	420	61	132	253	996	052

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

A-36

COMPENSATION TABLE (continued) Pension or retirement benefits accrued as part of fund expenses from:

Trustee/Year		Putnam VT
	Putnam VT	Small Cap Value	Putnam VT
	Research Fund	Fund	Voyager Fund

Liaquat Ahamed/2012(3)	N/A	N/A	N/A

Ravi Akhoury/2009	N/A	N/A	N/A

Barbara M. Baumann/2010(3)	N/A	N/A	N/A

Jameson A. Baxter/1994(3)(4)	100	329	1,575

Charles B. Curtis/2001(5)	56	185	884

Robert J. Darretta/2007(3)	N/A	N/A	N/A

Katinka Domotorffy/2012(3)	N/A	N/A	N/A

John A. Hill/1985(3)	182	595	2,846

Paul L. Joskow/1997(3)	69	226	1,081

Kenneth R. Leibler/2006	N/A	N/A	N/A

Robert E. Patterson/1984	111	363	1,736

George Putnam, III/1984	116	381	1,824
W. Thomas Stephens/1997(6)	69	225	1,076

Robert L. Reynolds/2008(7)	N/A	N/A	N/A

	Estimated	Total
	annual benefits	compensation
Trustee/Year	from all Putnam	from all Putnam
	funds upon	funds (2)
	retirement (1)

Liaquat	N/A	$300,000
Ahamed/2012(3)

Ravi Akhoury/2009	N/A	$275,000

Barbara M.	N/A	$300,000
Baumann/2010(3)

Jameson A.	$110,533	$458,594
Baxter/1994(3)(4)

Charles B.	$113,917	$162,500
Curtis/2001(5)

Robert J.	N/A	$312,500
Darretta/2007(3)

Katinka	N/A	$300,000
Domotorffy/2012(3)

John A.	$161,667	$281,250
Hill/1985(3)

A-37

Paul L.	$113,417	$300,000
Joskow/1997(3)

Kenneth R.	N/A	$318,750
Leibler/2006

Robert E.	$106,542	$306,250
Patterson/1984

George Putnam	$130,333	$312,500
III/1984

W. Thomas	$107,125	$300,000
Stephens/1997(6)

Robert L.	N/A	N/A
Reynolds/2008(7)

A-38

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2015, there were 117 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.

As of December 31, 2015, the total amounts of deferred compensation payable by the funds, including income earned on such amounts, to these Trustees were:

A-39

	Mr.	Ms.	Ms.	Mr.	Ms.		Dr.
	Ahamed	Baumann	Baxter	Darretta	Domotorffy	Mr. Hill	Joskow

Putnam VT Absolute	$34	$39	$199	$132	$18	$418	$146
Return 500 Fund
Putnam VT American	1,067	1,245	6,325	4,192	572	13,277	4,632
Government Income Fund
Putnam VT Capital	493	576	2,924	1,938	264	6,137	2,141
Opportunities Fund
Putnam VT Diversified	1,939	2,262	11,490	7,614	1,038	24,116	8,414
Income Fund
Putnam VT Equity Income	2,475	2,887	14,668	9,720	1,326	30,786	10,742
Fund
Putnam VT George Putnam	1,502	1,753	8,904	5,900	805	18,688	6,521
Balanced Fund
Putnam VT Global Asset	2,363	2,757	14,004	9,281	1,266	29,394	10,256
Allocation Fund
Putnam VT Global Equity	4,055	4,731	24,032	15,926	2,172	50,442	17,600
Fund
Putnam VT Global Health	1,118	1,305	6,629	4,393	599	13,915	4,855
Care Fund
Putnam VT Global Utilities	2,427	2,832	14,385	9,533	1,300	30,194	10,535
Fund
Putnam VT Government	1,485	1,732	8,799	5,831	795	18,468	6,444
Money Market Fund
Putnam VT Growth and	12,203	14,238	72,331	47,933	6,537	151,816	52,971
Income Fund
Putnam VT Growth	763	890	4,521	2,996	409	9,489	3,311
Opportunities Fund
Putnam VT High Yield
Fund	3,349	3,908	19,851	13,155	1,794	41,667	14,538
Putnam VT Income Fund	3,411	3,979	20,215	13,396	1,827	42,429	14,804
Putnam VT International
Equity Fund	2,324	2,712	13,775	9,129	1,245	28,913	10,088
Putnam VT International
Growth Fund	1,009	1,177	5,979	3,962	540	12,550	4,379
Putnam VT International
Value Fund	1,188	1,386	7,038	4,664	636	14,773	5,155
Putnam VT Investors Fund	2,116	2,469	12,544	8,313	1,134	26,330	9,187
Putnam VT Multi-Cap	9,103	10,621	53,956	35,756	4,877	113,249	39,515
Growth Fund
Putnam VT Multi-Cap	572	668	3,391	2,247	307	7,118	2,484
Value Fund
Putnam VT Research Fund	953	1,112	5,650	3,744	511	11,858	4,138
Putnam VT Small Cap
Value Fund	1,522	1,776	9,022	5,979	815	18,936	6,607

A-40

Putnam VT Voyager Fund	9,430	11,002	55,891	37,038	5,052	117,311	40,932

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Curtis retired from the Board of Trustees of the Putnam funds on June 30, 2015.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an "interested person" of the Trust and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

Putnam Investment Holdings, LLC owned of record and beneficially 100% of the IA shares of Putnam VT Absolute Return 500 Fund and therefore may be deemed to “control” the fund. Putnam Investment Holdings, LLC, a Delaware limited liability company, is owned through a series of subsidiaries by Great-West Lifeco Inc., a Canadian corporation. The address of Putnam Investment Holdings is One Post Office Square, Boston, MA 02109.

At March 31, 2016, the officers and Trustees of the funds as a group owned directly no shares of the Trust or any fund thereof. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables or by other insurers that may hold shares of a fund. Except as noted below, no

A-41

person owned of record or to the knowledge of the Trust beneficially 5% or more of the shares of any fund of the Trust.

Fund	Class	Shareholder name and address	Percentage owned

Putnam VT Absolute	IA	Putnam Investments Holdings, LLC (23)	100%*
Return 500

Putnam VT Absolute	IB	Delaware Life Insurance Company (7)	68.41%*
Return 500

Putnam VT Absolute	IB	Jefferson National Life (14)	9.27%
Return 500

Putnam VT Absolute	IB	Lincoln Life Insurance Company (16)	6.20%
Return 500

Putnam VT Absolute	IB	AXA Equitable Life Insurance Co. (5)	5.24%
Return 500

Putnam VT American	IA	Hartford Life & Annuity (10)	54.23%*
Government Income
Fund

Putnam VT American	IA	Hartford Life (11)	42.29%*
Government Income
Fund

Putnam VT American	IB	Allstate Life Insurance Company (1)	39.67%*
Government Income
Fund

Putnam VT American	IB	Great- West Life & Annuity Co. (8)	21.17%
Government Income
Fund

Putnam VT American	IB	Hartford Life & Annuity (10)	8.96%
Government Income
Fund

Putnam VT American	IB	Great- West Life & Annuity Co. (8)	8.55%
Government Income
Fund

Putnam VT American	IB	Great- West Life & Annuity Co. (8)	6.56%
Government Income
Fund

Putnam VT Capital	IA	Hartford Life & Annuity (10)	54.36%*
Opportunities Fund

Putnam VT Capital	IA	Hartford Life Insurance Co. (12)	45.64%*
Opportunities Fund

Putnam VT Capital	IB	Hartford Life & Annuity (10)	53.43%*
Opportunities Fund

Putnam VT Capital	IB	Allstate Life Insurance Company (1)	23.97%
Opportunities Fund

Putnam VT Capital	IB	Hartford Life & Annuity (10)	9.61%
Opportunities Fund

Putnam VT Capital	IB	Hartford Life Insurance Co. (12)	6.35%
Opportunities Fund

Putnam VT Diversified	IA	Hartford Life & Annuity (10)	46.90%*
Income

Putnam VT Diversified	IA	Hartford Life (11)	44.88%*

A-42

Income

Putnam VT Diversified	IA	Hartford Life & Annuity (10)	5.11%
Income

Putnam VT Diversified	IB	Hartford Life & Annuity (10)	49.51%*
Income

Putnam VT Diversified	IB	Hartford Life (11)	21.19%
Income

Putnam VT Diversified	IB	Allstate Life Insurance Company (1)	12.35%
Income

Putnam VT Equity	IA	Hartford Life & Annuity (10)	52.85%*
Income Fund

Putnam VT Equity	IA	Hartford Life Insurance Co. (12)	30.11%*
Income Fund

Putnam VT Equity	IA	Union Bank (26)	8.66%
Income Fund

Putnam VT Equity	IB	Guardian Insurance & Annuity (9)	30.95%*
Income Fund

Putnam VT Equity	IB	Allstate Life Insurance Company (1)	19.95%
Income Fund

Putnam VT Equity	IB	Hartford Life & Annuity (10)	8.83%
Income Fund

Putnam VT Equity	IB	Metlife Investors VA/VL Acct 1 (18)	6.99%
Income Fund

Putnam VT Equity	IB	Guardian Insurance & Annuity (9)	6.98%
Income Fund

Putnam VT George	IA	Hartford Life & Annuity (10)	56.70%*
Putnam Balanced Fund

Putnam VT George	IA	Hartford Life (11)	38.47%*
Putnam Balanced Fund

Putnam VT George	IB	Allstate Life Insurance Company (1)	71.39%*
Putnam Balanced Fund

Putnam VT George	IB	Hartford Life & Annuity (10)	14.78%
Putnam Balanced Fund

Putnam VT George	IB	Allstate Life of NY (2)	6.87%
Putnam Balanced Fund

Putnam VT George	IB	Hartford Life (11)	5.75%
Putnam Balanced Fund

Putnam VT Global Asset	IA	Hartford Life (11)	46.86%*
Allocation Fund

Putnam VT Global Asset	IA	Hartford Life & Annuity (10)	46.54%*
Allocation Fund

Putnam VT Global Asset	IB	Allstate Life Insurance Company (1)	47.61%*
Allocation Fund

Putnam VT Global Asset	IB	Hartford Life & Annuity (10)	29.50%*
Allocation Fund

Putnam VT Global Asset	IB	Hartford Life (11)	11.62%
Allocation Fund

A-43

Putnam VT Global Asset	IB	Allstate Life of NY (2)	6.39%
Allocation Fund

Putnam VT Global	IA	Hartford Life (11)	44.31%*
Equity Fund

Putnam VT Global	IA	Hartford Life & Annuity (10)	42.91%*
Equity Fund

Putnam VT Global	IA	Hartford Life & Annuity (10)	6.82%
Equity Fund

Putnam VT Global	IA	Hartford Life Insurance Co. (12)	5.30%
Equity Fund

Putnam VT Global	IB	Allstate Life Insurance Company (1)	73.98%*
Equity Fund

Putnam VT Global	IB	Allstate Life of NY (2)	8.17%
Equity Fund

Putnam VT Global	IB	Retirement Builder Variable Annuity (24)	7.25%
Equity Fund

Putnam VT Global	IA	Hartford Life (11)	47.11%*
Health Care Fund

Putnam VT Global	IA	Hartford Life & Annuity (10)	45.19%*
Health Care Fund

Putnam VT Global	IB	Riversource Life Insurance Company (25)	48.98%*
Health Care Fund

Putnam VT Global	IB	Allstate Life Insurance Company (1)	22.73%*
Health Care Fund

Putnam VT Global	IB	Lincoln National Variable (17)	12.26%
Health Care Fund

Putnam VT Global	IA	Hartford Life (11)	77.31%*
Utilities Fund

Putnam VT Global	IA	Hartford Life & Annuity (10)	10.45%*
Utilities Fund

Putnam VT Global	IB	Allstate Life Insurance Company (1)	77.31%*
Utilities Fund

Putnam VT Global	IB	Allstate Life of NY (2)	10.45%
Utilities Fund

Putnam VT Global	IB	Hartford Life & Annuity (10)	7.40%
Utilities Fund

Putnam VT Government	IA	Hartford Life & Annuity (10)	47.28%*
Money Market Fund

Putnam VT Government	IA	Hartford Life (11)	43.43%*
Money Market Fund

Putnam VT Government	IB	Allstate Life Insurance Company (1)	69.62%*
Money Market Fund

Putnam VT Government	IB	Allstate Life of NY (2)	17.39%
Money Market Fund

Putnam VT Growth	IA	Hartford Life & Annuity (10)	52.52%*
Opportunities Fund

Putnam VT Growth	IA	Hartford Life (11)	45.27%*
Opportunities Fund

Putnam VT Growth	IB	Allstate Life Insurance Company (1)	69.36%*
Opportunities Fund

Putnam VT Growth	IB	Hartford Life & Annuity (10)	10.46%

A-44

Opportunities Fund

Putnam VT Growth	IB	Allstate Life of NY (2)	7.68%
Opportunities Fund

Putnam VT Growth	IB	Retirement Builder Variable Annuity (24)	5.39%
Opportunities Fund

Putnam VT Growth and	IA	Hartford Life (11)	49.15%*
Income Fund

Putnam VT Growth and	IA	Hartford Life & Annuity (10)	41.52%*
Income Fund

Putnam VT Growth and	IB	Allstate Life Insurance Company (1)	56.70%*
Income Fund

Putnam VT Growth and	IB	Hartford Life & Annuity (10)	8.36%
Income Fund

Putnam VT Growth and	IB	Amer Gen Corporate America (4)	6.20%
Income Fund

Putnam VT Growth and	IB	Minnesota Life (20)	5.62%
Income Fund

Putnam VT Growth and	IB	Allstate Life of NY (2)	5.55%
Income Fund

Putnam VT High Yield	IA	CMFG Group (6)	31.34%*
Fund

Putnam VT High Yield	IA	Hartford Life & Annuity (10)	24.57%
Fund

Putnam VT High Yield	IA	Hartford Life (11)	24.66%
Fund

Putnam VT High Yield	IA	Hartford Life & Annuity (10)	9.21%
Fund

Putnam VT High Yield	IB	Allstate Life Insurance Company (1)	33.36%*
Fund

Putnam VT High Yield	IB	Jefferson National Life (14)	27.79%*
Fund

Putnam VT High Yield	IB	Hartford Life & Annuity (10)	14.17%
Fund

Putnam VT High Yield	IB	Riversource Life Insurance Company (25)	9.63%
Fund

Putnam VT Income	IA	Hartford Life (11)	45.50%*
Fund

Putnam VT Income	IA	Hartford Life & Annuity (10)	34.23% *
Fund

Putnam VT Income	IA	Hartford Life & Annuity (10)	9.14%
Fund

Putnam VT Income	IA	Metlife (Paragon) (19)	5.78%
Fund

Putnam VT Income	IB	Allstate Life Insurance Company (1)	53.53% *
Fund

Putnam VT Income	IB	Hartford Life & Annuity (10)	10.88%
Fund

Putnam VT Income	IB	Allstate Life of NY (2)	8.11%
Fund

A-45

Putnam VT Income	IB	Jefferson National Life (14)	6.96%
Fund

Putnam VT Income	IB	Hartford Life & Annuity (10)	6.01%
Fund

Putnam VT International	IA	Hartford Life & Annuity (10)	36.69%*
Equity Fund

Putnam VT International	IA	Hartford Life (11)	27.73%*
Equity Fund

Putnam VT International	IA	Hartford Life & Annuity (10)	19.16%
Equity Fund

Putnam VT International	IA	Hartford Life Insurance Co (12)	11.05%
Equity Fund

Putnam VT International	IA	Hartford Life Insurance Co (12)	5.13%
Equity Fund

Putnam VT International	IB	Allstate Life Insurance Company (1)	26.74%*
Equity Fund

Putnam VT International	IB	Hartford Life & Annuity (10)	22.71%
Equity Fund

Putnam VT International	IB	Riversource Life Insurance Company (25)	12.59%
Equity Fund

Putnam VT International	IB	Hartford Life (11)	12.51%
Equity Fund

Putnam VT International	IB	Allstate Northbrook Life (3)	8.17%
Equity Fund

Putnam VT International	IB	Minnesota Life (20)	5.39%
Equity Fund

Putnam VT International	IA	Hartford Life & Annuity (10)	50.74%*
Growth Fund

Putnam VT International	IA	Hartford Life (11)	43.00%*
Growth Fund

Putnam VT International	IB	Allstate Life Insurance Company (1)	79.83%*
Growth Fund

Putnam VT International	IB	Hartford Life & Annuity (10)	6.51%
Growth Fund

Putnam VT International	IB	Allstate Life of NY (2)	5.83%
Growth Fund

Putnam VT International	IA	Hartford Life & Annuity (10)	53.47%*
Value Fund

Putnam VT International	IA	Hartford Life (11)	35.41%*
Value Fund

Putnam VT International	IA	Hartford Life & Annuity (10)	5.59%
Value Fund

Putnam VT International	IB	Hartford Life & Annuity (10)	38.51%*
Value Fund

Putnam VT International	IB	Allstate Life Insurance Company (1)	26.64%*
Value Fund

Putnam VT International	IB	AM Gen Signature II A (4)	10.53%
Value Fund

Putnam VT International	IB	Hartford Life (11)	9.82%
Value Fund

Putnam VT International	IB	Lincoln Benefit Life Co (15)	6.33%
Value Fund

A-46

Putnam VT Investors	IA	Hartford Life (11)	49.81%*
Fund

Putnam VT Investors	IA	Hartford Life & Annuity (10)	44.80%*
Fund

Putnam VT Investors	IB	Allstate Life Insurance Company (1)	36.48%*
Fund

Putnam VT Investors	IB	Guardian Insurance & Annuity (9)	25.57%*
Fund

Putnam VT Investors	IB	Hartford Life & Annuity (10)	19.43%
Fund

Putnam VT Investors	IB	Hartford Life (11)	12.14%
Fund

Putnam VT Mult-Cap	IA	Hartford Life & Annuity (10)	29.38%*
Growth Fund

Putnam VT Mult-Cap	IA	Hartford Life (11)	28.98%*
Growth Fund

Putnam VT Mult-Cap	IA	Riversource Life Insurance Company (25)	28.78%*
Growth Fund

Putnam VT Mult-Cap	IB	Allstate Life Insurance Company (1)	41.37%*
Growth Fund

Putnam VT Mult-Cap	IB	Riversource Life Insurance Company (25)	21.29%
Growth Fund

Putnam VT Mult-Cap	IB	Hartford Life & Annuity (10)	14.63%
Growth Fund

Putnam VT Mult-Cap	IB	Horace Mann Life & Annuity (13)	5.96%
Growth Fund

Putnam VT Mult-Cap	IA	Hartford Life Insurance Co (12)	50.83%*
Value Fund

Putnam VT Mult-Cap	IA	Hartford Life & Annuity (10)	48.52%*
Value Fund

Putnam VT Mult-Cap	IB	Allstate Life Insurance Company (1)	61.69%*
Value Fund

Putnam VT Mult-Cap	IB	Hartford Life & Annuity (10)	24.99%
Value Fund

Putnam VT Mult-Cap	IB	Hartford Life Insurance Co (12)	8.55%
Value Fund

Putnam VT Research	IA	Hartford Life & Annuity (10)	48.51%*
Fund

Putnam VT Research	IA	Hartford Life (11)	48.09%*
Fund

Putnam VT Research	IB	Allstate Life Insurance Company (1)	81.61%*
Fund

Putnam VT Research	IB	Hartford Life & Annuity (10)	6.96%
Fund

Putnam VT Research	IB	Allstate Life of NY (2)	6.30%
Fund

Putnam Small Cap	IA	Hartford Life & Annuity (10)	45.94%*
Value Fund

Putnam Small Cap	IA	Hartford Life (11)	44.57%*
Value Fund

A-47

Putnam Small Cap	IA	Great- West Life & Annuity Co. (8)	7.27%
Value Fund

Putnam Small Cap	IB	Hartford Life & Annuity (10)	30.97%*
Value Fund

Putnam Small Cap	IB	Allstate Life Insurance Company (1)	21.40%
Value Fund

Putnam Small Cap	IB	Hartford Life (11)	18.35%
Value Fund

Putnam Small Cap	IB	Northbrook Life Insurance Company (21)	11.10%
Value Fund

Putnam Small Cap	IB	Hartford Life & Annuity (10)	6.77%
Value Fund

Putnam VT Voyager	IA	Hartford Life (11)	47.87%*
Fund

Putnam VT Voyager	IA	Hartford Life & Annuity (10)	38.72%*
Fund

Putnam VT Voyager	IA	Hartford Life & Annuity (10)	6.25%
Fund

Putnam VT Voyager	IB	Allstate Life Insurance Company (1)	46.39%*
Fund

Putnam VT Voyager	IB	Hartford Life & Annuity (10)	12.02%
Fund

Putnam VT Voyager	IB	Principal Financial Group PFLX (22)	11.35%
Fund

Putnam VT Voyager	IB	Minnesota Life (20)	6.18%
Fund

Putnam VT Voyager	IB	Allstate Northbrook Life (3)	5.24%
Fund

*Shareholder may be deemed to control the indicated fund.

The addresses for the shareholders listed above are:

(1)	Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, IL 60062
(2)	Allstate Life of NY, 3100 Sanders Road, Northbrook, IL 60062
(3)	Allstate Northbrook Life, 3100 Sanders Road, Northbrook, IL 60062
(4)	Am Gen Signature II A, 2727 Allen PKWY, Suite A, Houston, Texas 77019-2116
(5)	AXA Equitable Life Insurance Co., 290 Avenue of the Americas, NY, NY 10104-1472
(6)	CMFG Group, 2000 Heritage Way, Waverly, IA 50677
(7)	Delaware Life Insurance Company, 1601 Trapelo Road, Suite 30, Waltham, MA 02451-7360
(8)	Great- West Life & Annuity Co., 8515 E. Orchard Rd., Greenwood, CO 80111-5002
(9)	Guardian Insurance & Annuity, 3900 Burgess Pl, Bethlehem PA 18017
(10)	Hartford Life & Annuity, 1 Griffin Rd. N., Windsor, CT 06095
(11)	Hartford Life, 1 Griffin Rd. N., Windsor, CT 06095
(12)	Hartford Life Insurance Co., 1 Griffin Rd. N., Windsor, CT 06095
(13)	Horace Mann Life & Annuity, 1 Horace Mann PLZ, Springfield, IL 62715-0002
(14)	Jefferson National Life, 10350 Ormsby Park Pl. STE. 600, Louisville, KY 40223-6175
(15)	Lincoln Benefit Life, C/O Allstate Financial, 544 Lakeview Pkwy, Vernon Hills, IL 60061
(16)	Lincoln Life Insurance Company, 1300, 1300 S. Clinton St., Fort Wayne, IN 46802
(17)	Lincoln National Variable, Universal Life, 1300 S. Clinton St., Fort Wayne, IN 46802
(18)	MetLife Investors VA/VL Acct 1, 501 Boylston St., Boston, MA 02116
(19)	Metlife (Paragon), 190 Carondelet PLZ, St. Louis, MO 63105-3443
(20)	Minnesota Life, 400 Robert St. N STE A, St. Paul, MN 55101-2099
(21)	Northbrook Life Insurance Company, 3100 Sanders Rd Ste K4A, Northbrook IL 60062

A-48

(22)	Principal Financial Group PFLX, 711 High St, Des Moines, IA 50392
(23)	Putnam Investments Holding. LLC; 1 Post Office Sq., Boston, MA 02109-2199
(24)	Retirement Builder Variable Annuity, 4333 Edgewood Rd. NE, Cedar Rapids IA, 52499-0001
(25)	Riversource Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, MN55474
(26)	Union Bank, PO Box 85484, San Diego, CA 92186-54847

Distribution fees

During fiscal 2015, class IB shares of the funds paid the following 12b-1 fees to Putnam Retail Management:

Putnam VT Absolute Return 500 Fund	$73,879
Putnam VT American Government Income Fund	$96,263
Putnam VT Capital Opportunities Fund	$38,529
Putnam VT Diversified Income Fund	$438,889
Putnam VT Equity Income Fund	$732,009
Putnam VT George Putnam Balanced Fund	$175,624

A-49

Putnam VT Global Asset Allocation Fund	$119,917
Putnam VT Global Equity Fund	$51,943
Putnam VT Global Health Care Fund	$327,626
Putnam VT Global Utilities Fund	$31,308
Putnam VT Government Money Market Fund	*$177,994
Putnam VT Growth and Income Fund	$520,413
Putnam VT Growth Opportunities Fund	$34,690
Putnam VT High Yield Fund	$181,083
Putnam VT Income Fund	$302,872
Putnam VT International Equity Fund	$516,547
Putnam VT International Growth Fund	$36,203
Putnam VT International Value Fund	$110,952
Putnam VT Investors Fund	$285,720
Putnam VT Multi-Cap Growth Fund	$456,034
Putnam VT Multi-Cap Value Fund	$26,775
Putnam VT Research Fund	$73,665
Putnam VT Small Cap Value Fund	$273,281
Putnam VT Voyager Fund	$487,800

*Please see “Management fees” above for information about waivers of certain fees.

Investor servicing fees

During the 2015 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Fund name	Investor servicing fees
Putnam VT Absolute Return 500 Fund	$20,686
Putnam VT American Government Income Fund	$60,589
Putnam VT Capital Opportunities Fund	$21,267
Putnam VT Diversified Income Fund	$189,047
Putnam VT Equity Income Fund	$341,939
Putnam VT George Putnam Balanced Fund	$100,898
Putnam VT Global Asset Allocation Fund	$119,265

A-50

Putnam VT Global Equity Fund	$133,524
Putnam VT Global Health Care Fund	$137,748
Putnam VT Global Utilities Fund	$59,620
Putnam VT Government Money Market Fund	$98,373
Putnam VT Growth and Income Fund	$805,203
Putnam VT Growth Opportunities Fund	$20,402
Putnam VT High Yield Fund	$197,954
Putnam VT Income Fund	$205,786
Putnam VT International Equity Fund	$223,941
Putnam VT International Growth Fund	$32,375
Putnam VT International Value Fund	$70,451
Putnam VT Investors Fund	$132,851
Putnam VT Multi-Cap Growth Fund	$530,103
Putnam VT Multi-Cap Value Fund	$27,579
Putnam VT Research Fund	$36,523
Putnam VT Small Cap Value Fund	$117,749
Putnam VT Voyager Fund	$584,494

PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund’s portfolio manager managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
PUTNAM VT ABSOLUTE			Other accounts that pool assets		account programs, and single-
RETURN 500 FUND	Other SEC-registered open-end		from more than one client		sponsor defined contribution
Portfolio managers	and closed-end funds				plan offerings)

	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	24*	$9,278,300,000	51	$2,139,100,000	1	$100,000

Robert Kea	24*	$9,278,300,000	51	$2,139,100,000	1	$1,400,000

Robert Schoen	26**	$9,334,500,000	51	$2,139,100,000	6	$283,900,000

Jason Vaillancourt	24*	$9,440,500,000	59	$2,209,600,000	1	$700,000

* 2 accounts, with total assets of $2,561,400,000, pay an advisory fee based on account performance.

A-51

** 3 accounts, with total assets of $2,570,500,000, pay an advisory fee based on account performance.

Other accounts (including
PUTNAM VT					separate accounts, managed
AMERICAN			Other accounts that pool assets		account programs, and single-
GOVERNMENT	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
INCOME FUND	and closed-end funds				offerings)

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Michael Salm	27*	$15,762,400,000	31	$7,449,500,000	15**	$5,859,800,000

* 4 accounts, with total assets of $1,663,900,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $446,800,000, pays an advisory fee based on account performance.

Other accounts (including
separate accounts, managed
PUTNAM VT CAPITAL			Other accounts that pool assets		account programs, and single-
OPPORTUNITIES FUND	Other SEC-registered open-end		from more than one client		sponsor defined contribution
	and closed-end funds				plan offerings)

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Pam Gao*	9**	$753,300,000	13	$111,800,000	4	$128,900,000

* Information for Ms. Gao, who joined the fund after the fund’s fiscal year end, is as of March 31, 2016.
** 1 account, with total assets of $141,800,000, pays an advisory fee based on account performance.

					Other accounts (including
PUTNAM VT					separate accounts, managed
DIVERSIFIED INCOME			Other accounts that pool		account programs, and single-
FUND	Other SEC-registered open-end		assets from more than one		sponsor defined contribution plan
	and closed-end funds		client		offerings)

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

D. William Kohli	17*	$8,318,200,000	19	$2,820,100,000	12**	$9,368,500,000

Michael Atkin	7	$5,641,100,000	7	$1,751,100,000	9**	$3,016,700,000

Michael Salm	27*	$15,600,700,000	31	$7,449,500,000	15**	$5,859,800,000

Paul Scanlon	25*	$11,184,300,000	29***	$3,932,300,000	15	$6,414,400,000

* 4 accounts, with total assets of $1,663,900,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $446,800,000, pays an advisory fee based on account performance.
*** 1 account, with total assets of $97,700,000, pays an advisory fee based on account performance.

Other accounts (including
PUTNAM VT EQUITY					separate accounts, managed
INCOME FUND			Other accounts that pool assets		account programs, and single-
	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
	and closed-end funds				offerings)

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Darren Jaroch	11*	$7,232,900,000	1	$31,500,000	5	$318,300,000

Walter Scully	7	$6,646,200,000	0	0	5	$318,700,000

A-52

* 3 accounts, with total assets of $185,700,000, pay an advisory fee based on account performance.

Other accounts (including
PUTNAM VT GEORGE					separate accounts, managed
PUTNAM BALANCED			Other accounts that pool assets		account programs, and single-
FUND	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
	and closed-end funds				offerings)

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Aaron Cooper	7	$1,164,300,000	0	0	2	$56,000,000

Paul Scanlon*	28**	$11,781,600,000	34	$8,133,800,000	24	$11,730,000,000

* Information for Mr. Scanlon, who joined the fund after the fund’s fiscal year end, is as of March 31, 2016.
** 4 accounts, with total assets of $1,466,800,000, pay an advisory fee based on account performance.

					Other accounts (including
PUTNAM VT GLOBAL					separate accounts, managed
ASSET ALLOCATION			Other accounts that pool assets		account programs, and single-
FUND	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
	and closed-end funds				offerings)

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	24*	$9,155,900,000	51	$2,139,100,000	1	$100,000

Robert Kea	24*	$9,155,900,000	51	$2,139,100,000	1	$1,400,000

Robert Schoen	26**	$9,212,100,000	51	$2,139,100,000	6	$283,900,000

Jason Vaillancourt	24*	$9,307,900,000	59	$2,209,600,000	1	$700,000

* 3 accounts, with total assets of $2,595,300,000, pay an advisory fee based on account performance.
** 4 accounts, with total assets of $2,604,300,000, pay an advisory fee based on account performance.

Other accounts (including
PUTNAM VT GLOBAL					separate accounts, managed
EQUITY FUND			Other accounts that pool assets		account programs, and single-
	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
	and closed-end funds				offerings)

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

R. Shepherd Perkins	1*	$823,800,000	4	$327,100,000	2	$259,500,000

* 1 account, with total assets of $802,300,000, pays an advisory fee based on account performance.

Other accounts (including
PUTNAM VT GLOBAL					separate accounts, managed
HEALTH CARE FUND			Other accounts that pool assets		account programs, and single-
	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
	and closed-end funds				offerings)

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Kelsey Chen	4	$1,833,400,000	0	0	1	$100,000

Isabel Buccellati	2	$1,760,100,000	0	0	1	$3,800,000

A-53

Other accounts (including separate
accounts, managed account
PUTNAM VT GLOBAL			Other accounts that pool assets		programs, and single-sponsor
UTILITIES FUND	Other SEC-registered open-end		from more than one client		defined contribution plan offerings)
and closed-end funds

Portfolio manager	Number of		Number		Number
	accounts		of accounts		of
		Assets		Assets	accounts	Assets

Sheba Alexander	3	$195,500,000	0	0	0	0

Other accounts (including separate
PUTNAM VT					accounts, managed account
GROWTH AND			Other accounts that pool assets		programs, and single-sponsor
INCOME FUND	Other SEC-registered open-end and		from more than one client		defined contribution plan
	closed-end funds				offerings)

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Robert Ewing	1	$4,784,400,000	0	0	0	0

PUTNAM VT					Other accounts (including
GROWTH					separate accounts, managed
OPPORTUNITIES			Other accounts that pool assets		account programs, and single-
FUND	Other SEC-registered open-end and		from more than one client		sponsor defined contribution plan
	closed-end funds				offerings)

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Robert Brookby	3*	$5,044,600,000	3	$116,500,000	3	$927,400,000

* 2 accounts, with total assets of $4,345,600,000, pay an advisory fee based on account performance.

					Other accounts (including separate
PUTNAM VT HIGH					accounts, managed account
YIELD FUND			Other accounts that pool assets		programs, single-sponsor defined
	Other SEC-registered open-end		from more than one client		contribution plan offerings)
	and closed-end funds

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Paul Scanlon	25*	$11,195,900,000	29**	$3,932,300,000	15	$6,414,400,000

Norman Boucher	13	$2,862,800,000	16	$2,090,100,000	7	$1,810,800,000

Robert Salvin	14	$3,704,500,000	17	$2,113,200,000	11	$2,090,300,000

* 4 accounts, with total assets of $1,663,900,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $97,700,000, pays an advisory fee based on account performance.

Other accounts (including
PUTNAM VT INCOME					separate accounts, managed
FUND			Other accounts that pool assets		account programs, and single-
	Other SEC-registered open-end		from more than one client		sponsor defined contribution plan
	and closed-end funds				offerings)

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Michael Salm	27*	$15,614,900,000	31	$7,449,500,000	15**	$5,859,800,000

Brett Kozlowski	11	$3,329,500,000	15	$3,959,600,000	6	$2,562,100,000

* 4 accounts, with total assets of $1,663,900,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $446,800,000, pays an advisory fee based on account performance.

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Other accounts (including separate
PUTNAM VT					accounts, managed account
INTERNATIONAL			Other accounts that pool assets		programs, and single-sponsor
EQUITY FUND	Other SEC-registered open-end		from more than one client		defined contribution plan offerings)
and closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Simon Davis	2*	$1,306,500,000	2	$174,700,000	4	$287,000,000

* 1 account, with total assets of $923,100,000, pays an advisory fee based on account performance.

Other accounts (including separate
PUTNAM VT					accounts, managed account
INTERNATIONAL
GROWTH FUND			Other accounts that pool assets		programs, and single-sponsor
	Other SEC-registered open-end and		from more than one client		defined contribution plan offerings)
closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Jeffrey Sacknowitz	5*	$389,900,000	1	$155,700,000	1	$2,000,000

* 1 account, with total assets of $303,900,000, pays an advisory fee based on account performance.

Other accounts (including separate
PUTNAM VT					accounts, managed account
INTERNATIONAL			Other accounts that pool assets		programs, and single-sponsor
VALUE FUND	Other SEC-registered open-end		from more than one client		defined contribution plan offerings)
and closed-end funds

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Darren Jaroch	11*	$7,614,600,000	1	$31,500,000	5	$318,300,000

Karan Sodhi	6**	$583,300,000	0	0	1	$1,400,000

* 3 accounts, with total assets of $185,700,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $169,800,000, pays an advisory fee based on account performance.

Other accounts (including separate
PUTNAM VT					accounts, managed account
INVESTORS FUND			Other accounts that pool assets		programs, and single-sponsor
	Other SEC-registered open-end and		from more than one client		defined contribution plan offerings)
closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Gerard Sullivan	2	$2,393,600,000	0	0	0	0

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Other accounts (including separate
PUTNAM VT					accounts, managed account programs,
MULTI-CAP			Other accounts that pool assets		and single-sponsor defined
GROWTH FUND	Other SEC-registered open-end		from more than one client		contribution plan offerings)
and closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Robert Brookby	3*	$4,374,100,000	3	$116,500,000	3	$927,400,000

* 2 accounts, with total assets of $4,345,600,000, pay an advisory fee based on account performance.

Other accounts (including separate
PUTNAM VT					accounts, managed account programs,
MULTI-CAP VALUE			Other accounts that pool assets		and single-sponsor defined
FUND	Other SEC-registered open-end		from more than one client		contribution plan offerings)
and closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

James Polk	0	0	0	0	1	$3,900,000

					Other accounts (including separate
PUTNAM VT					accounts, managed account
RESEARCH FUND			Other accounts that pool assets		programs, and single-sponsor
	Other SEC-registered open-end		from more than one client		defined contribution plan offerings)
	and closed-end funds

Portfolio managers	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Aaron Cooper	7	$1,199,000,000	0	0	2	$56,000,000

Jacquelyne Cavanaugh	3	$37,200,000	0	0	1	$700,000

Kelsey Chen	4	$1,984,200,000	0	0	1	$100,000

Neil Desai	7	$118,600,000	0	0	1	$2,500,000

Kathryn Lakin	0	0	0	0	1	$100,000

Ferat Ongoren	5	$72,600,000	0	0	1	$100,000

Walter Scully	7	$7,069,500,000	0	0	5	$318,700,000

Other accounts (including separate
PUTNAM VT					accounts, managed account
SMALL CAP VALUE			Other accounts that pool assets		programs, and single-sponsor
FUND	Other SEC-registered open-end		from more than one client		defined contribution plan offerings)
and closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Eric Harthun	6	$1,323,100,000	2	$23,100,000	5	$337,400,000

Other accounts (including separate
PUTNAM VT					accounts, managed account
VOYAGER FUND			Other accounts that pool assets		programs, and single-sponsor
	Other SEC-registered open-end		from more than one client		defined contribution plan offerings)
and closed-end funds

Portfolio manager	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Robert Brookby*	5**	$8,146,200,000	3	$118,000,000	3	$962,400,000

* Information for Mr. Brookby, who joined the fund after the fund’s fiscal year end, is as of March 31, 2016.
** 3 accounts, with total assets of $7,451,700,000, pay an advisory fee based on account performance.

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See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For all funds except Putnam VT Absolute Return 500 Fund, Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund , Putnam evaluates performance based on each fund's peer ranking in the Fund’s Lipper category or categories, as applicable, over the 3-year period. For Putnam VT Absolute Return 500 Fund, Putnam VT Global Health Care Fund and Putnam VT Global Utilities Fund , Putnam evaluates performance based on each fund's pre-tax return relative to the following benchmarks:

FUNDS	BENCHMARK
Putnam VT Absolute Return 500	Fund BofA Merrill Lynch U.S. Treasury Bill Index
Putnam VT Global Health Care Fund	MSCI World Health Care Index (ND)
Putnam VT Global Utilities Fund	MSCI World Utilities Index (ND)*

* MSCI, Inc. publishes two versions of these indices reflecting the reinvestment of dividends using

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two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of each index.

Ownership of securities

As of December 31, 2015, except as noted below, none of the portfolio managers identified in the prospectus, or their immediate family members, beneficially owned equity securities in the funds of the Trust that he or she managed. The funds are offered only to separate accounts of insurance companies. Individual investors may not invest in the funds directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the funds as investment options.

Fund	Portfolio manager	Dollar range of shares owned
Putnam VT
International Growth	Jeff Sacknowitz	$100,001-$500,000
Fund

OTHER RISKS

Risks of Investing in Europe

Certain funds, including Putnam VT International Equity Fund and Putnam VT International Value Fund, may invest significantly in Europe. Investing in Europe involves risks not typically associated with investments in the United States.

A majority of western European countries and a number of eastern European countries are members of the European Union (EU), an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (EMU) (the European Union members that have adopted the euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. As a condition to adopting the euro, EU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. As economic conditions across member states may vary widely, it is possible that these controls may not adequately address the needs of all EMU member states from time to time. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions,

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which may impair their economic strength. In addition, efforts by the EU and EMU to unify economic and monetary policies may also increase the potential for similarities in the movements of European markets and reduce the investment benefit of diversification within the region. Investing in euro-denominated securities carries the risk of exposure to a currency that may not fully reflect the strengths and weaknesses of disparate European economies. Many EU economies rely heavily upon export-related businesses and the exchange rate between the euro and the U.S. dollar or other foreign currencies may positively or negatively impact corporate profits and the performance of EU investments.

While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. Securities markets of emerging market economies may be less efficient and may have lower trading volume, lower liquidity, and higher volatility than more developed markets. Many eastern European economies remain particularly sensitive to social, political, and economic conditions within the region and may, in particular, be adversely affected by events in Russia, including changes to the Russian economy or currency, or attempts by Russia to assert its influence through economic, political or military measures. Many eastern European countries are also highly dependent on exports to western Europe, making them particularly vulnerable to demand in western Europe. A number of eastern European countries are still in the process of transitioning from centrally planned economies to market economies, and may have heightened risks of expropriation or nationalization. Many eastern European countries are heavily reliant on credit from western Europe, and those countries have faced significant challenges in the wake of the global economic crisis of 2008-2009. The impact of the global economic crisis was significant in Europe, and European economies may continue to experience high volatility and slow economic growth or recession. A renewed recession in Europe or in other parts of the world could have a substantial impact on access to credit, export levels, and consumer demand in the region. Although Europe has recently shown limited signs of recovery, any recovery, if sustained, may be gradual. Despite modest recovery among some developed European economies, European countries with less-developed economies are generally less stable, may have been more impacted by the global economic crisis, and may recover less quickly. Some of these countries have experienced large public budget deficits, high levels of public debt, and a downgrade of the credit rating of the country’s sovereign debt. These developments have negatively impacted the stability of the European banking system and have undermined investor confidence in the region, which has led to increased volatility in the European financial markets and may continue to negatively impact the performance of a fund’s investments in the region.

In response to the crisis, several European countries have sought financial assistance from other European governments or private institutions, and any such assistance may have been conditioned on a country meeting certain objectives. A country’s failure to meet the objectives upon which such assistance is conditioned could impair the country’s economic recovery, which could significantly affect the value of a fund’s European investments. Additionally, some European countries have imposed, and may continue to impose, strict austerity measures and comprehensive financial and labor market reforms. It is possible that such actions could negatively impact the European

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economies and the performance of a fund’s European investments. Investor doubts over the ability of policymakers to agree on solutions to issues affecting the European financial markets may also negatively affect a fund’s investments in the region.

Some European countries have experienced and may continue to experience political or social unrest as a result of high unemployment rates, austerity measures and other ongoing effects of the global economic crisis. Continued political or social unrest in the region may decrease tourism, lower consumer confidence, or otherwise impede financial recovery in Europe, which may in turn affect a fund’s investments in the region. It is also possible that one or more countries could withdraw from the EU and/or EMU and return to national currencies. The consequences of such a withdrawal could threaten the stability of the euro for other member countries and could negatively affect the financial markets of other countries in the European region and beyond.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the Trust's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund's Annual Report for the fiscal year ended December 31, 2015, filed electronically on February 26, 2016, are incorporated by reference into this SAI. The financial highlights included in the prospectuses and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

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APPENDIX B

PUTNAM VARIABLE TRUST STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

PART II

DISTRIBUTION PLAN

The Trust has adopted a distribution (12b-1) plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan with respect to the fund is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the “Qualified Trustees”), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The plan may not be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or class IB of the fund, as the case may be. The plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or Class IB of the fund, as the case may be.

Putnam Retail Management pays service fees to insurance companies and their affiliated dealers at the rates set forth in the prospectus. Service fees are paid quarterly (or in certain cases monthly) to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Retail Management may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, “average net asset value” means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the Trust may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”)

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serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Investment Management, LLC (“Putnam Management”) in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand	Real Estate Investment Trusts (REITs)
Notes

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investment Ratings	Warrants

Legal and Regulatory Risk Relating to	Zero-coupon and Payment-in-kind Bonds
Investment	Strategy

Lower-rated Securities

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money

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market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s credit analysis of the borrower.

Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e. , rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an

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assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign ( i. e. , non-U.S.) currencies. The fund’s investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In

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many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2)

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otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each fund of the Trust participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may affect the timing and amount of a fund’s distributions to shareholders, potentially requiring the fund to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements. The fund’s use of commodity-linked derivatives can bear on or be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

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Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days

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notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging.” The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current

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spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency.

Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the

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currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

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The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S.

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issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable

U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Dividends or interest on, gains or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign nonresident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such

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countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

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Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to- market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the

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fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as “initial margin.”

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The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund’s position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund’s existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund’s net assets.

Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to each fund of the Trust. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management’s intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

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Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to

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those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund’s portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if

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“leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other

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inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

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Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund are the only Putnam funds expected to make their uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be

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secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment Ratings

The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 under the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to

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exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access

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management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

In July 2014, the SEC adopted amendments to the rules governing money market funds, which may affect the fund’s operations. Under the rule amendments, non-government money market funds will be required to use a floating net asset value, so that the value of a money market fund’s shares will change over time with the market values of the fund’s portfolio investments, unless they have policies and procedures reasonably designed to limit all beneficial owners of the fund’s shares to natural persons. Money market funds that are subject to the floating net asset value requirements will be required to cease using the amortized cost method to value their shares and to effect transactions in fund shares at a net asset value per share calculated out to the fourth decimal point (e.g., $1.0004 or $0.9998 instead of $1.00). The amendments also permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder’s redemption request and/or to suspend redemptions for a period of up to ten business days if less than 30% of the fund’s total assets are invested in “weekly liquid assets,” which includes cash, certain government securities and securities with a remaining maturity of, or subject to a demand feature that is exercisable and payable within, five business days. Non-government money market funds will be required to impose a redemption fee if less than 10% of the fund’s total assets are invested in weekly liquid assets, unless the fund’s board of directors determines that imposing such a fee is not in the best interests of the fund. Full compliance with the rule amendments is currently required by October 2016.

The SEC also amended the rules governing the operations of money market funds to remove references to credit ratings, and, instead of imposing limits on the credit quality ratings of securities held by money market funds, permit a money market fund to invest in a security only if the fund determines that the security presents minimal credit risks after analyzing certain prescribed factors.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its

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securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities ratings agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See “ SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities ratings agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or

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operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations ( i.e. , certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam VT Government Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other funds of the Trust may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans.

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Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase.

Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise

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reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

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The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time

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remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the

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underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change. The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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Over-the-counter (“OTC”) options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature ( i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common

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stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e. , securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written

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procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (“REITs”)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund’s cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A

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repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in

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recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end

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investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund

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will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to

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structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g. , an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund.

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If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-

U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

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Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet

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current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code. For more information regarding the tax treatment of zero-coupon and payment-in-kind bonds, please see “Taxes” below.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation of an investment in the fund. The discussion below is generally based on the assumption that the shares of each fund will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under applicable federal income tax rules that may not be described herein. For information concerning the federal income taxation of a variable contract and its holder, refer to the prospectus for the particular contract. Because insurance company separate accounts will be the only shareholders of the fund, only certain tax aspects of an investment in the fund relevant to such shareholders are described herein.

Tax requirements for variable annuity and variable life insurance separate accounts. The fund intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the fund by the 1940 Act and Subchapter M of the Code (discussed below), place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and the regulations thereunder treat the assets of a fund owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the related separate account, these regulations are imposed on the assets of the fund. To the extent the fund invests in underlying funds that are themselves owned (including indirectly through other regulated investment companies, such as the fund) exclusively by insurance company separate accounts and certain other permitted investors, the assets of those underlying funds can generally be treated as assets of the separate accounts investing in the fund. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

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Failure by a fund to satisfy the Section 817(h) requirements, described above, would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) the interests in which are traded on an established securities market or are

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readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or if the fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. Furthermore, if the fund failed to qualify as a regulated investment company for any taxable year, such failure could cause an insurance company, separate account invested in the fund to fail to satisfy the separate diversification requirements described above.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income, including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated

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investment companies that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

If the fund is subject to the excise tax and it fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of one year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the shareholders of the fund will be participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance policies or other variable insurance contracts (each a “Variable Contract”); other permissible shareholders are qualified pension or retirement plans, qualified tuition programs as described in section 529 of the Code, or certain qualified Puerto Rican segregated asset accounts. The prospectus that describes the particular Variable Contract discusses the taxation of both separate accounts and the owner of such Variable Contract. Under current law, because the shareholders are life insurance segregated asset accounts, they generally will not be subject to income tax currently on taxable dividends received from a fund to the extent such income is applied to increase the values of Variable Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical investment strategies of regulated investment companies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has blessed a separate account offering sub-accounts (each funded through a

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single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Based on the rulings and other guidance the Treasury Department has issued to date, Putnam believes that tax-deferred treatment for variable contracts funded through investments in the fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control,” and such guidance could affect the treatment of the fund, including retroactively.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.

In the event that additional rules, regulations, or other guidance are adopted, there can be no assurance that the fund will be able to operate as currently described, or that the fund will not have to change its goal or investment policies. A fund may be required to modify its goal and investment policies in order to prevent any such prospective rules, regulations and other guidance from causing variable contract owners to be considered the owners of the shares of the fund.

Taxation of Certain Fund Investments. An investment by the fund in zero-coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. If the fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. To distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as whether or to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income.

These and other related issues will be addressed by a fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

The fund’s transactions in derivative instruments (e.g., forward contractors and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). The use of these derivatives may affect the amount, timing and character of distributions to shareholders. Because the tax rules applicable to these types of transactions are in

B-47

some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company, and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If the fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect). REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a life insurance company segregated asset account funding a Variable Contract may be taxed currently to the extent of its share of the fund’s excess inclusion income as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in

B-48

the case of a life insurance company separate account funding a Variable Contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

Income, proceeds and gains received by the fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Special U.S. tax considerations may also apply with respect to foreign investments by the fund. Investments by the fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax on the fund (including interest charges) that cannot be avoided by making distributions to fund shareholders. To avoid the potential for such a tax to apply, the fund may elect to mark to market its investment in a PFIC on the last day of each year. The fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case the fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from the PFIC. The mark-to-market and qualified electing fund elections may cause the fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

Certain Shareholder Reporting and Withholding Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the fund could be required to report annually their “financial interest” in the fund’s “foreign financial accounts,” (if any), on Treasury Department FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a fund investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other withholding or reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

B-49

General Considerations. This discussion provides only a general overview of the tax implications of investing in the fund. Contract owners are advised to consult the prospectus of their Variable Contracts and their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in the fund through such vehicles.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a
1952), Trustee since 2012	Prize for Lords of	nonprofit public policy organization). Mr.
	Finance: The Bankers	Ahamed is also a director of the Rohatyn
	Who Broke the World.	Group, an emerging-market fund complex that
	Director of Aspen	manages money for institutions. Mr. Ahamed
	Insurance Co., a New	has 25 years experience in the management of
	York Stock Exchange	fixed income portfolios and was previously the
	company and Chair of	Chief Executive Officer of Fischer Francis
	the Aspen Board’s	Trees & Watts, Inc., a fixed-income investment
	Investment Committee.	management subsidiary of BNP Paribas. Mr
Ahamed holds a B.A. in economics from
Trinity College, Cambridge University and an
M.A. in economics from Harvard University.

Ravi Akhoury (Born 1947),	Served as Chairman	Director of RAGE Frameworks, Inc. and
Trustee since 2009	and CEO of MacKay	English Helper, Inc. (each a private software
	Shields (a multi-	company). Mr. Akhoury previously served as
	product investment	Director of Jacob Ballas Capital India (a non-
	management firm) from	banking finance company focused on private
	1992 to 2007.	equity advisory services) and a member of its
Compensation Committee. He also served as
Director and on the Compensation Committee
of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a
Trustee of the Rubin Museum, serving on the
Investment Committee, and of American India
Foundation. Mr. Akhoury is a former Vice
President and Investment Policy Committee
member of Fischer, Francis, Trees and Watts (a
fixed-income investment management
subsidiary of BNP Paribas). He previously
served on the Board of Bharti Telecom (an
Indian telecommunications company) and was

B-50

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

a member of its Audit and Compensation
Committees. He also served on the Board of
Thompson Press (a publishing company) and
was a member of its Audit Committee. Mr.
Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and
obtained an MS in Quantitative Methods from
SUNY at Stony Brook.

Barbara M. Baumann (Born	President of Cross	Director of Buckeye Partners, L.P. (a publicly
1955), Trustee since 2010	Creek Energy	traded master limited partnership focused on
	Corporation,	a strategic pipeline transport, storage and distribution of
	consultant to domestic	petroleum products) and Devon Energy
	energy firms and direct	Corporation (a leading independent natural gas
	investor in energy	and oil exploration and production company).
	projects.	She serves on the board of The Denver
Foundation, is a former Chair of the Board, and
a current Board member, of Girls Inc. of Metro
Denver (a nonprofit organization benefitting
young women), and serves on the Finance
Committee of the Children’s Hospital of
Colorado. Until September 2014, Ms.
Baumann was a director of UNS Energy
Corporation (a publicly held electric and gas
utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy
Corporation (a publicly held U.S. exploration
and production company). Until May 2012,
Ms. Baumann was a Director of CVR Energy,
Inc. (a publicly held petroleum refiner and
fertilizer manufacturer). Prior to 2003, she was
Executive Vice President of Associated Energy
Managers, LLC (a domestic private equity
firm). From 1981 until 2000 she held a variety
of financial and operational management
positions with the global energy company
Amoco Corporation and its successor, BP. Ms.
Baumann holds a B.A. from Mount Holyoke
College and an MBA from The Wharton
School of the University of Pennsylvania.

B-51

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum;
1943), Trustee since 1994,	Associates, Inc., (a	Director of the Adirondack Land Trust; and
Vice Chair from 2005 to	private investment	Trustee of The Nature Conservancy’s
2011 and Chair since 2011	firm).	Adirondack Chapter. Until 2011, Ms. Baxter
was a Director of ASHTA Chemicals Inc.
Until 2007, Ms. Baxter was a Director of Banta
Corporation (a printing and supply chain
management company), Ryerson, Inc. (a
metals service company) and Advocate Health
Care. She has also served as a director on a
number of other boards including BoardSource
(formerly the National Center for Nonprofit
Boards), Intermatic Corporation (a
manufacturer of energy control products) and
MB Financial. She is Chairman Emeritus of
the Board of Trustees, Mount Holyoke College.
Ms. Baxter is also a graduate of Mount
Holyoke College.

Robert J. Darretta (Born	Mr. Darretta serves as	Until April, 2007, Mr. Darretta was Vice
1946), Trustee since 2007	a director of the United	Chairman of the Board of Directors of Johnson
	Health Group. From	& Johnson (a diversified health care
	2009-2012, Mr.	conglomerate). Mr. Darretta received a B.S.
	Darretta served as the	in Economics from Villanova University.
Health Care Industry
Advisor to Permira, (a
global private equity
firm). Prior to 2007,
Mr. Darretta was the
Chief Financial Officer
of Johnson & Johnson.

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater
1975), Trustee since 2012	Investment Committees	New York, an organization dedicated to
	of the Anne Ray	promoting childhood literacy; of the Great
	Charitable Trust and	Lakes Science Center; and of College Now
	Margaret A. Cargill	Greater Cleveland. Ms. Domotorffy holds a
	Foundation, part of the	BSc in Economics from the University of
	Margaret A. Cargill	Pennsylvania and an MSc in Accounting and
	Philanthropies. Prior to	Finance from the London School of Economics.
2012, Ms. Domotorffy

B-52

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and
Trustee since 1985 and	Reserve Corporation (a	various private companies owned by First
Chairman from 2000 to	private equity buyout	Reserve Corporation. He is also Chairman of
2011	firm that specializes in	The Board of Trustees of Sarah Lawrence
	energy investments in	College and a member of the Advisory Board
	the diversified world-	of the Millstein Center for Global Markets and
	wide energy industry).	Corporate Ownership at the Columbia
University Law School. Mr. Hill received a
B.A in Economics from Southern Methodist
University and pursued graduate studies as a
Woodrow Wilson Fellow.

Paul L. Joskow (Born	President of the Alfred	Trustee of Yale University; a Director of
1947), Trustee since 1997	P. Sloan Foundation (a	Exelon Corporation (an energy company
	philanthropic institution	focused on power services); and a Member of
	focused primarily on	the Board of Overseers of the Boston
	research and education	Symphony Orchestra. Prior to April 2013, he
	on issues related to	served as Director of TransCanada Corporation
	science, technology and	and TransCanada Pipelines Ltd. (energy
	economic	companies focused on natural gas transmission,
	performance). He is	oil pipelines, and power services.) Prior to
	the Elizabeth and James	August 2007, he served as a Director of
	Killian Professor of	National Grid (a U.K.-based holding company
	Economics, Emeritus at	with interests in electric and gas transmission
	the Massachusetts	and distribution and telecommunications
	Institute of Technology	infrastructure). Prior to July, 2006, he served
	(“MIT”).	as President of the Yale University Council.
Prior to February 2005, he served on the board
	Prior to 2007, he was	of the Whitehead Institute for Biomedical
	the Director of the	Research (a non-profit research institution).
	Center for Energy and	Prior to February 2002, he was a Director of
	Environmental Policy	State Farm Indemnity Company (an automobile
	Research at MIT.	insurance company), and prior to March 2000,
he was a Director of New England Electric

B-53

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

System (a public utility holding company). Dr.
Joskow holds a Ph.D. and a M.Phil. from Yale
University and a B.A. from Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a
1949), Trustee since 2006	Chairman of the Boston	Director of Ruder Finn Group (a global
	Options Exchange (an	communications and advertising firm). Prior to
	electronic market place	December 2006, Mr. Leibler served as a
	for the trading of listed	Director of the Optimum Funds Group. Prior to
	derivatives securities).	October 2006, he served as a Director of ISO
	He currently serves on	New England (the organization responsible for
	the Board of Trustees	the operation of the electric generation system
	of Beth Israel	in the New England states). Prior to 2000, he
	Deaconess Hospital in	was a Director of the Investment Company
	Boston and as a	Institute in Washington, D.C. Prior to January
	Director of Beth Israel	2005, Mr. Leibler served as Chairman and
	Deaconess Care	Chief Executive Officer of the Boston Stock
	Organization, an	Exchange. Prior to January 2000, he served as
	accountable care group	President and Chief Executive Officer of
	jointly owned by the	Liberty Financial Companies (a publicly traded
	medical center and its	diversified asset management organization).
	affiliated physicians	Prior to June 1990, he served as President and
	network. He is also	Chief Operating Officer of the American Stock
	Director of Eversource	Exchange (AMEX). Prior to serving as AMEX
	Corporation, which	President, he held the position of Chief
	operates New	Financial Officer, and headed its management
	England’s largest	and marketing operations. Mr. Leibler
	energy delivery system.	graduated with a B.A in Economics from
Syracuse University.

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a	Trustee of the Joslin Diabetes Center. Prior to
	private equity firm	December 2001, Mr. Patterson served as the
	investing in commercial	President and as a Trustee of Cabot Industrial
	real estate) and	Trust (a publicly-traded real estate investment
	Chairman or Co-	trust). He has also served as a Trustee of the
	Chairman of the	Sea Education Association. Prior to 1998, he
	Investment Committees	was Executive Vice President and Director of
	for various Cabot	Acquisitions of Cabot Partners Limited
	Funds.	Partnership (a registered investment adviser
involved in institutional real estate
investments). Prior to 1990, he served as

B-54

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Executive Vice President of Cabot, Cabot &
Forbes Realty Advisers, Inc. (the predecessor
company of Cabot Partners). Mr. Patterson
practiced law and held various positions in state
government, and was the founding Executive
Director of the Massachusetts Industrial
Finance Agency. Mr. Patterson is a graduate
of Harvard College and Harvard Law School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr.
	other research services)	Putnam was a Trustee of St. Mark’s School.
	and President of New	Until 2006, Mr. Putnam was a Trustee of Shore
	Generation Advisors,	Country Day School. Until 2002, he was a
	LLC (a registered	Trustee of the Sea Education Association. Mr.
	investment adviser to	Putnam is a graduate of Harvard College,
	private funds), which	Harvard Business School and Harvard Law
are firms he founded in School.
1986. Prior to June
2007, Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Until 2014, Mr. Stephens was a Director of
1942), Trustee from 1997-	Stephens was Chairman	TransCanadaPipelines Ltd. (an energy
2008, and since 2009	and Chief Executive	infrastructure company). Until 2010, Mr.
	Officer of Boise	Stephens was a Director of Boise Inc. (a
	Cascade, LLC (a paper,	manufacturer of paper and packaging products).
	forest product and	Until 2004, Mr. Stephens was a Director of
	timberland assets	Xcel Energy Incorporated (a public utility
	company).	company), Qwest Communications and Norske
Canada, Inc. (a paper manufacturer). Until
2003, Mr. Stephens was a Director of Mail-
Well, Inc. (a diversified printing company).
Prior to July 2001, Mr. Stephens was Chairman
of Mail-Well. Mr. Stephens holds B.S. and
M.S. degrees from the University of Arkansas.

B-55

Name, Address[1] , Year of
Birth, Position(s) Held
with Fund and Length of	Principal
Service as a Putnam Fund	Occupation(s) During
Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards,
1952), Trustee since 2008	Executive Officer of	including West Virginia University Foundation,
	Putnam Investments	the Concord Museum, Dana-Farber Cancer
	since 2008 and, since	Institute, and Boston Chamber of Commerce.
	2014, President and	He is a member of the Chief Executives Club of
	Chief Executive Officer	Boston, the National
of Great-West
	Financial, a financial	Innovation Initiative, and the Council on
	services company that	Competitiveness, and he is a former President
	provides retirement	of the Commercial Club of Boston. Prior to
	savings plans, life	2008, he served as a Director of FMR
	insurance, and annuity	Corporation, Fidelity Investments Insurance
	and executive benefits	Ltd., Fidelity Investments Canada Ltd., and
	products, and of Great-	Fidelity Management Trust Company and as a
	West Lifeco U.S. Inc., a	Trustee of the Fidelity Family of Funds. Mr.
	holding company that	Reynolds received a B.S. in Business
owns Putnam
	Investments and Great-	Administration with a major in Finance from
	West Financial.	West Virginia University.
Member of Putnam
Investments’ and Great-
West Financial’s Board
of Directors. Prior to
joining Putnam
Investments in 2008,
Mr. Reynolds was
Vice Chairman and
Chief Operating Officer
of Fidelity Investments
from 2000 to 2007.

Trustees

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2015, there were 117 Putnam funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

B-56

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2015, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Robert J. Darretta -- Mr. Darretta’s experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

B-57

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill’s experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens’s extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On January 8, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan application and rate lock agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the proposed guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7-year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan has been set at 3.48%. Mr. Patterson may be deemed to have an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his position as an officer of Cabot OP and as Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Mr. Patterson has an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and is also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund.

B-58

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service	Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund	with the Putnam	and Position(s) with Fund’s Investment
	Funds[2]	Adviser and Distributor[3]

Jonathan S. Horwitz[4] (Born	Since 2004	Executive Vice President, Principal Executive
1955) Executive Vice President,		Officer, and Compliance Liaison, The Putnam
Principal Executive Officer, and		Funds.
Compliance Liaison

Steven D. Krichmar (Born 1958) Since 2002		Chief of Operations, Putnam Investments and
Vice President and Principal		Putnam Management.
Financial Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam
Chief Compliance Officer		Investments, Putnam Management and Putnam
Retail Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The
Vice President, Treasurer, and		Putnam Funds
Clerk

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services,
Vice President, Principal		Putnam Investments and Putnam Management.
Accounting Officer, and Assistant
Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services,
Vice President and Assistant		Putnam Management.
Treasurer

B-59

Name, Address[1] , Year of Birth,	Length of Service	Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund	with the Putnam	and Position(s) with Fund’s Investment
	Funds[2]	Adviser and Distributor[3]

James P. Pappas (Born 1953)	Since 2004	Director of Trustee Relations, Putnam
Vice President		Investments and Putnam Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA		Investments, Putnam Retail Management
Compliance Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate		Associate Treasurer, The Putnam Funds.
Governance, Assistant Clerk, and
Associate Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff.

Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund’s last fiscal year, see “Trustee responsibilities and fees” in Part I of this SAI.

Board Leadership Structure. Currently, 12 of the 13 Trustees of your fund are Independent Trustees, meaning that they are not considered “interested persons” of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of

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independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session ( i. e. , without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund’s affairs. While risk management is the primary responsibility of the fund’s investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund’s investment manager how it monitors and controls such risks.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE.

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The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at putnam.com/individual. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill and Patterson, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Dr. Joskow and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise

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any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board of Trustees and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy and Messrs. Akhoury, Darretta, Hill and Patterson.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the

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resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

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General expense limitation. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, any upward or downward adjustments to a fund’s base management fee, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “ Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company (“State Street”), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund’s assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

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The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund

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in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiy4ple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

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• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed ( i.e. , no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

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Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “– Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

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For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “ Who oversees and manages the fund? “ in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See “Charges and expenses” in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund’s portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services ( i.e. , products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher

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brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund’s best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management’s authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in “principal” transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund’s trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund’s portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

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Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. The fee paid to Putnam Investor Services is an annual rate of 0.07% of each fund’s average daily net assets.

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of

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the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Trust and the Independent Trustees

Ropes & Gray LLP serves as counsel to the Trust and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the scheduled close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available

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analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare. The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

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Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

ADDITIONAL PAYMENTS

In addition to the ongoing payments described under “Distribution Plan,” Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the funds are offered (“Record Owners”) and to dealers that sell variable insurance products (“dealers”) as described below. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the funds serve as underlying investments, to its customers. These additional payments are made pursuant to agreements with Record Owners and dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and other expenses paid by the fund as shown under Fees and Expenses in the prospectus.

Marketing and/or Administrative Services Support Payments

Putnam Retail Management and its affiliates will make payments to certain Record Owners and dealers for their marketing and/or administrative support services, including business planning assistance, educating dealer personnel about the funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. These payments are generally based on one or more of the following factors: average assets of a fund attributable to that dealer, gross or net sales of the funds attributable to that dealer or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate Record Owners and dealers differently depending upon, among other factors, the level and/or type of marketing and/or administrative support servicing provided by the Record Owner or dealer.

Marketing and/or administrative support payments to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.25% of the average assets of the funds attributable to that Record Owner or dealer on an annual basis.

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The following Record Owners and dealers (and such Record Owner’s and dealer’s affiliates) received marketing and/or administrative support payments from Putnam Retail Management and its affiliates during calendar year ended December 31, 2015:

Allstate Life Insurance Company	Jefferson National Life Insurance Company

Allstate Life Insurance Company of New York	Lincoln National Life Insurance Company

American General Life Insurance Company	Lincoln Life & Annuity Company of New
York

AXA Equitable Life Insurance Company	Metlife Insurance Company USA

Cadaret, Grant & Co. Inc.	Minnesota Life Insurance Company

CMFG Life Insurance Company	Nationwide Financial Services Inc.

Delaware Life Insurance Company	Principal Life Insurance Company

Delaware Life Insurance Company of New	Principal National Life Insurance Company
York

First MetLife Investors Insurance Company	Riversource Distributors, Inc.

Forethought Distributors, LLC	Riversource Life Insurance Company

First Security Benefit Life Insurance and
Annuity Company of New York

FSC Securities Corporation	Royal Alliance Associates

Great-West Life & Annuity Insurance	SagePoint Financial, Inc.
Company

Great-West Life & Annuity Insurance	Security Benefit Life Insurance Company of
Company	New York

Hartford Life Insurance Company	The Guardian Insurance & Annuity Company,
Inc.

Hartford Life and Annuity Insurance Company	The United States Life Insurance Company in
the City of New York

HD Vest Investment Securities, Inc.

Additional Record Owners and dealers may receive marketing and/or administrative support payments in 2015 and in future years. Any additions, modifications or deletions to the list of

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Record Owners and dealers identified above that have occurred since December 31, 2014 are not reflected. You can ask your Record Owner or dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments

From time to time, Putnam Retail Management, at its expense, may provide additional compensation to Record Owners or dealers which sell or arrange for the sale of shares of the fund or variable insurance products to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to Record Owners or dealers that enable Putnam Retail Management to participate in and/or present at Record Owner or dealer-sponsored educational conferences or seminars, sales or training programs for invited registered representatives and other Record Owner or dealer employees, Record Owner or dealer entertainment, and other Record Owner or dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Putnam Investor Services makes payments to certain dealers that distribute the insurance products for which the funds serve as underlying funding vehicles for subaccounting and similar recordkeeping services provided to shareholders of other Putnam funds.

You can ask your Record Owner or dealer for information about payments it receives from Putnam Retail Management and its affiliates and the services it provides for those payments.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund of the Trust other than Putnam VT Government Money Market Fund, Putnam Management and the Trust’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances.

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In addition, Putnam Management monitors aggregate cash flows in each insurance company separate account that invests in the fund. If high cash flows relative to the size of the account or other information indicate that excessive short-term trading may be taking place in a particular separate account, Putnam Management will contact the insurance company that maintains accounts for the underlying contract holders and seek to have the insurance company enforce the separate account’s policies on excessive short- term trading. Each insurance company’s policies on excessive short-term trading will vary, and some insurance companies may not have adopted specific policies on excessive short-term trading. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. These additional measures may include account monitoring (in instances where trading records of individual contract holders are available) and account restrictions, including the right to reject or restrict transfers for any reason.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website

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at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800- SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam VT Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table:

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business

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purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment

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considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking

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in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest. Fitch Ratings Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

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CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company- specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so.

In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

▶ The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

▶ The funds will withhold votes from any nominee for director: who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

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• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra- corporate litigation.

Commentary :

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g , no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise,

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have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

▶ The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

▶ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary : Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long- term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

▶ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-

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▶ The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

▶ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

▶ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

▶ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

▶ The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary : Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other

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severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

▶ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

▶ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

▶ The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

▶ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework,

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shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

▶ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

▶ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder

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meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

▶ The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

▶ The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

▶ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

▶ The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

▶ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

▶ The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

▶ The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

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▶ The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

▶ The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

▶ The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

▶ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

▶ The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

▶ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

▶ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

▶ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

▶ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their

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actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that

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executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do

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U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

▶ The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of inde p endent directors .

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

▶ The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

▶ For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

▶ The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of

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supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co- determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

▶ The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors , or

• the chair of the audit, compensation or nominating committee is not an inde p endent director .

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

▶ The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

▶ For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

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• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors .

▶ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

▶ The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

▶ The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years

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before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

▶ The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non- executive directors.

• Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

▶ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

▶ The funds will withhold votes from the entire board of directors if

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• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

▶ The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors, the board has not established a nomination committee composed of a majority of independent non- executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

▶ The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

▶ The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

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Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code ( i.e. , no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

▶ The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

▶ The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management-or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

▶ The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

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▶ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

▶ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

▶ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

▶ The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

▶ The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

▶ The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

▶ The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

▶ The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds

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generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non- binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

▶ In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

▶ The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

▶ The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount ( i.e. , shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount ( i.e. , for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

▶ The funds will vote for proposals

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• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

▶ The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

▶ The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

▶ The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

▶ The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

▶ The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

▶ The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

▶ The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

▶ The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares

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where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

▶ The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

▶ The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

▶ The funds will vote for proposals permitting companies to issue regulatory reports in English.

▶ The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentar y: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

▶ The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

▶ The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

▶ If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the reelection of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and,

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if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

▶ The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

▶ The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

▶ The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are

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generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 29, 2016

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate.

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The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations ( i.e. , the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

B-111

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

B-112

Statement of Additional Information Supplement	June 7, 2016

Putnam VT Global Health Care Fund
Statement of Additional Information dated April 30, 2016

Effective June 1, 2016, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Isabel Buccellati, Kelsey Chen and Samuel Cox. These sub-sections are also supplemented with regards solely to Mr. Cox as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of April 30, 2016. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-		Other accounts that pool		Other accounts (including
	end and closed-end funds		assets from more than one		separate accounts, managed
			client		account programs and
single-sponsor defined
contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Samuel Cox	3	$1,528,900,000	0	0	1	$100,000

Ownership of securities

As of June 1, 2016, Mr. Cox and his immediate family members did not beneficially own equity securities in the fund of the Trust that he managed. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

Statement of Additional Information Supplement	June 21, 2016

Putnam Variable Trust
Statement of Additional Information dated April 30, 2016

Under the section ADDITIONAL PAYMENTS and sub-section Marketing and/or Administrative Services Support Payments the table of Record Owners and dealers is replaced in its entirety with the following:

Allstate Life Insurance Company	HD Vest Investment Securities, Inc.

Allstate Life Insurance Company of New	Jefferson National Life Insurance
York	Company

American General Life Insurance Company	Lincoln National Life Insurance Company

AXA Equitable Life Insurance Company	Lincoln Life & Annuity Company of New
York

Cadaret, Grant & Co. Inc.	Metlife Insurance Company USA

CMFG Life Insurance Company	Minnesota Life Insurance Company

Delaware Life Insurance Company	Nationwide Financial Services Inc.

Delaware Life Insurance Company of New	Principal Life Insurance Company
York

First MetLife Investors Insurance	Principal National Life Insurance Company
Company

Forethought Distributors, LLC	Riversource Distributors, Inc.

Forethought Life Insurance Company	Riversource Life Insurance Company

First Security Benefit Life Insurance and	Riversource Life Insurance Company of

Annuity Company of New York	New York

FSC Securities Corporation	Royal Alliance Associates

Great-West Life & Annuity Insurance	SagePoint Financial, Inc.
Company

Great-West Life & Annuity Insurance	Security Benefit Life Insurance Company
Company of New York

Hartford Life Insurance Company	The Guardian Insurance & Annuity
Company, Inc.

Hartford Life and Annuity	The United States Life Insurance Company
Insurance Company	in the City of New York

Putnam VT Voyager Fund

and

Putnam VT Growth Opportunities Fund

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the tax-free exchange described in the next paragraph occurred as of December 31, 2015 and the unaudited proforma combining statement of operations for the twelve months ended December 31, 2015 presents the results of operations of VT Putnam Growth Opportunities Fund as if the combination with Putnam VT Voyager Fund had been consummated at January 1, 2015. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at January 1, 2015. These historical statements have been derived from Putnam VT Growth Opportunities Fund’s and Putnam VT Voyager Fund’s books and records utilized in calculating daily net asset value at December 31, 2015, and for the twelve month period then ended. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The proforma statements give effect to the proposed transfer of all of the assets of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund in exchange for the assumption by Putnam VT Growth Opportunities Fund of all of the liabilities of Putnam VT Voyager Fund and for a number of Putnam VT Growth Opportunities Fund’s shares equal in value to the value of the net assets of Putnam VT Voyager Fund transferred to Putnam VT Growth Opportunities Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam VT Growth Opportunities Fund for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements dated December 31, 2015 should be read in conjunction with the separate financial statements of Putnam VT Growth Opportunities Fund and Putnam VT Voyager Fund incorporated by reference in this statement of additional information.

Putnam VT Growth Opportunities Fund

Notes to Proforma Combining Statements

(Unaudited)

December 31, 2015

Security Valuation

Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Federal taxes

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies.

Proforma Adjustments

(A) Elimination and reduction of duplicative expenses as a result of the merger. Other expenses include decreases in expenses related to the printing and mailing of shareholder reports as well as audit and legal fees.

(B) Elimination of fees waived by Putnam Management as a result of the increased assets of Putnam VT Growth Opportunities Fund.

(C) $80,000 relates to printing and mailing costs, which will be borne by Putnam VT Voyager Fund. The remaining $277,000 consists of $225,000 of legal costs and $52,000 of accounting costs related to the merger which will be allocated ratably between the two funds upon consummation of the merger. These costs are not included in the Proforma Combining Statement of Operations.

(D) Issuance of common shares of Putnam VT Growth Opportunities Fund to the holders of common shares of Putnam VT Voyager Fund.

Putnam VT Voyager Fund, Putnam VT Growth Opportunities Fund and Proforma Combined
The fund's portfolios
12/31/2015

COMMON STOCKS (a)			Putnam VT Voyager Fund (90.2%)		Putnam VT Growth Opportunities Fund (96.7%)		Proforma Combined (90.5%)
			Shares	Value	Shares	Value	Shares	Value

Aerospace and defense			2.4%		5.5%		2.6%

Airbus Group SE (France)			74,405	$4,995,810	--	$--	74,405	$4,995,810
Bombardier, Inc. Class B (Canada) (NON)(SV)			4,041,775	3,914,128	--	--	4,041,775	3,914,128
General Dynamics Corp.			--	--	1,350	185,436	1,350	185,436
Honeywell International, Inc.			48,225	4,994,663	5,804	601,120	54,029	5,595,783
Northrop Grumman Corp.			11,197	2,114,106	3,195	603,248	14,392	2,717,354
Raytheon Co.			--	--	1,463	182,187	1,463	182,187
United Technologies Corp.			21,200	2,036,684	--	--	$21,200	2,036,684

				18,055,391		1,571,991		19,627,382

Airlines			3.3%		0.5%		3.2%

Air Canada (Canada) (NON)			634,900	4,684,779	--	--	634,900	4,684,779
American Airlines Group, Inc.			395,800	16,762,130	3,126	132,386	398,926	16,894,516
Spirit Airlines, Inc. (NON)			70,431	2,806,675	--	--	70,431	2,806,675

				24,253,584		132,386		24,385,970

Auto components			0.0%		0.3%		0.0%

Toyota Industries Corp. (Japan)			--	--	1,500	80,163	1,500	80,163

				--		80,163		80,163

Automobiles			2.4%		0.4%		2.3%

Fiat Chrysler Automobiles NV (United Kingdom) (NON)(SV)			467,938	6,546,453	--	--	467,938	6,546,453
Tesla Motors, Inc. (NON)(SV)			20,580	4,939,406	--	--	20,580	4,939,406
Yamaha Motor Co., Ltd. (Japan)			280,800	6,292,384	4,800	107,562	285,600	6,399,946

				17,778,243		107,562		17,885,805

Banks			1.3%		1.3%		1.3%

Bank of America Corp.			195,884	3,296,728	22,278	374,939	218,162	3,671,667
JPMorgan Chase & Co.			63,750	4,209,413	--	--	63,750	4,209,413
Virgin Money Holdings UK PLC (United Kingdom)			358,694	2,011,216	--	--	358,694	2,011,216

				9,517,357		374,939		9,892,296

Beverages			0.7%		1.7%		0.7%

Anheuser-Busch InBev SA/NV ADR (Belgium)			--	--	1,586	198,250	1,586	198,250
Molson Coors Brewing Co. Class B			52,400	4,921,408	--	--	52,400	4,921,408
PepsiCo, Inc.			--	--	2,883	288,069	2,883	288,069

				4,921,408		486,319		5,407,727

Biotechnology			9.6%		7.2%		9.5%

AbbVie, Inc.			72,200	4,277,128	--	--	72,200	4,277,128
AMAG Pharmaceuticals, Inc. (NON)(SV)			341,220	10,301,432	--	--	341,220	10,301,432
Amgen, Inc.			22,700	3,684,891	1,790	290,571	24,490	3,975,462
Biogen, Inc. (NON)			7,975	2,443,141	984	301,448	8,959	2,744,589
Celgene Corp. (NON)			189,011	22,635,957	6,542	783,470	195,553	23,419,427
Gilead Sciences, Inc.			204,647	20,708,230	6,600	667,854	211,247	21,376,084
Merrimack Pharmaceuticals, Inc. (NON)(SV)			245,932	1,942,863	--	--	245,932	1,942,863
Neuralstem, Inc. (NON)(SG)			--	--	16,046	16,527	16,046	16,527
PTC Therapeutics, Inc. (NON)(SV)			113,044	3,662,626	--	--	113,044	3,662,626
United Therapeutics Corp. (NON)			4,517	707,407	--	--	4,517	707,407

				70,363,675		2,059,870		72,423,545

Capital markets			2.6%		1.9%		2.5%

AllianceBernstein Holding LP			48,977	1,168,101	--	--	48,977	1,168,101
Charles Schwab Corp. (The)			122,100	4,020,753	5,828	191,916	127,928	4,212,669
E*Trade Financial Corp. (NON)			51,300	1,520,532	--	--	51,300	1,520,532
KKR & Co. LP			613,900	9,570,701	9,051	141,105	622,951	9,711,806
Morgan Stanley			79,900	2,541,619	6,551	208,387	86,451	2,750,006

				18,821,706		541,408		19,363,114

Chemicals			1.7%		3.6%		1.8%

Albemarle Corp.			--	--	2,558	143,274	2,558	143,274
Axiall Corp.			--	--	4,475	68,915	4,475	68,915
Dow Chemical Co. (The)			29,300	1,508,364	3,844	197,889	33,144	1,706,253
E.I. du Pont de Nemours & Co.			62,600	4,169,160	3,387	225,574	65,987	4,394,734
Monsanto Co.			7,000	689,640	--	--	7,000	689,640
Sherwin-Williams Co. (The)			22,975	5,964,310	807	209,497	23,782	6,173,807
Symrise AG (Germany)			--	--	2,796	185,477	2,796	185,477

				12,331,474		1,030,626		13,362,100

Commercial services and supplies			0.3%		0.9%		0.3%

Tyco International PLC			64,700	2,063,283	7,905	252,090	72,605	2,315,373

				2,063,283		252,090		2,315,373

Communications equipment			0.1%		0.0%		0.2%

QUALCOMM, Inc.			23,400	1,169,649	--	--	23,400	1,169,649

				1,169,649		--		1,169,649

Consumer finance			0.2%		0.5%		0.3%

Discover Financial Services			26,800	1,437,016	2,646	141,879	29,446	1,578,895
Oportun Financial Corp. (acquired 6/23/15, cost $391,482) (Private) (F)(RES)(NON)			137,362	352,334	--	--	137,362	352,334

				1,789,350		141,879		1,931,229

Containers and packaging			0.0%		0.3%		0.0%

Packaging Corp. of America			--	--	1,323	83,415	1,323	83,415

				--		83,415		83,415

Diversified consumer services			0.2%		0.0%		0.2%

ITT Educational Services, Inc. (NON)(SV)			434,667	1,621,308	--	--	434,667	1,621,308

				1,621,308		--		1,621,308

Diversified telecommunication services			0.0%		1.1%		0.0%

Inmarsat PLC (United Kingdom)			--	--	6,510	108,467	6,510	108,467
Level 3 Communications, Inc. (NON)			--	--	3,751	203,904	3,751	203,904

				--		312,371		312,371

Electric utilities			0.0%		0.4%		0.0%

Exelon Corp.			--	--	4,253	118,106	4,253	118,106

				--		118,106		118,106

Electrical equipment			0.2%		0.0%		0.2%

Jiangnan Group, Ltd. (China)			2,034,000	397,346	--	--	2,034,000	397,346
SolarCity Corp. (NON)(SV)			15,200	775,504	--	--	15,200	775,504

				1,172,850		--		1,172,850

Energy equipment and services			0.8%		0.3%		0.8%

Baker Hughes, Inc.			41,100	1,896,765	1,845	85,147	42,945	1,981,912
Halliburton Co.			91,467	3,113,537	--	--	91,467	3,113,537
Weatherford International PLC (NON)			80,700	677,073	--	--	80,700	677,073

				5,687,375		85,147		5,772,522

Food and staples retail			1.0%		3.4%		1.1%

Costco Wholesale Corp.			--	--	2,010	324,615	2,010	324,615
CVS Health Corp.			61,100	5,973,747	3,883	379,641	64,983	6,353,388
Walgreens Boots Alliance, Inc.			15,800	1,345,449	3,105	264,406	18,905	1,609,855

				7,319,196		968,662		8,287,858

Food products			0.3%		0.4%		0.3%

Associated British Foods PLC (United Kingdom)			--	--	2,237	110,112	2,237	110,112
Nomad Foods, Ltd. (United Kingdom) (NON)			62,805	741,396	--	--	62,805	741,396
TreeHouse Foods, Inc. (NON)(SV)			17,900	1,404,434	--	--	17,900	1,404,434

				2,145,830		110,112		2,255,942

Health-care equipment and supplies			0.3%		3.6%		0.4%

Boston Scientific Corp. (NON)			--	--	8,253	152,185	8,253	152,185
C.R. Bard, Inc.			--	--	1,703	322,616	1,703	322,616
Cooper Cos., Inc. (The)			--	--	1,259	168,958	1,259	168,958
Edwards Lifesciences Corp. (NON)			9,800	774,004	2,987	235,913	12,787	1,009,917
GenMark Diagnostics, Inc. (NON)			--	--	5,512	42,773	5,512	42,773
Intuitive Surgical, Inc. (NON)			2,800	1,529,248	215	117,424	3,015	1,646,672

				2,303,252		1,039,869		3,343,121

Health-care providers and services			1.1%		0.0%		1.1%

Brookdale Senior Living, Inc. (NON)			137,800	2,543,788	--	--	137,800	2,543,788
Cardinal Health, Inc.			59,700	5,329,419	--	--	59,700	5,329,419
China Pioneer Pharma Holdings, Ltd. (China)			1,023,000	367,942	--	--	1,023,000	367,942

				8,241,149		--		8,241,149

Hotels, restaurants, and leisure			0.7%		3.6%		0.8%

Chipotle Mexican Grill, Inc. (NON)			2,700	1,295,595	202	96,930	2,902	1,392,525
Hilton Worldwide Holdings, Inc.			--	--	20,954	448,416	20,954	448,416
Lindblad Expeditions Holdings, Inc. (NON)			--	--	9,993	111,022	9,993	111,022
Marriott International, Inc./MD Class A			26,900	1,803,376	--	--	26,900	1,803,376
Melco Crown Entertainment, Ltd. ADR (Hong Kong)(SV)			128,800	2,163,840	--	--	128,800	2,163,840
Restaurant Brands International LP (Units) (Canada)			916	34,192	--	--	916	34,192
Restaurant Brands International, Inc. (Canada)(SG)			--	--	4,309	160,984	4,309	160,984
Yum! Brands, Inc.			--	--	2,984	217,981	2,984	217,981

				5,297,003		1,035,333		6,332,336

Household durables			1.3%		0.8%		1.2%

Panasonic Corp. (Japan)			259,500	2,633,639	--	--	259,500	2,633,639
PulteGroup, Inc.			226,479	4,035,856	12,480	222,394	238,959	4,258,250
Skyworth Digital Holdings, Ltd. (China)			1,652,485	1,068,750	--	--	1,652,485	1,068,750
Whirlpool Corp.			10,452	1,535,085	--	--	10,452	1,535,085

				9,273,330		222,394		9,495,724

Independent power and renewable electricity producers			1.1%		0.3%		1.1%

8Point3 Energy Partners LP			10,745	173,424	--	--	10,745	173,424
Calpine Corp. (NON)			--	--	5,153	74,564	5,153	74,564
NRG Energy, Inc.			318,600	3,749,922	--	--	318,600	3,749,922
TerraForm Global, Inc. Class A			428,200	2,393,638	--	--	428,200	2,393,638
TerraForm Power, Inc. Class A (NON)(SV)			152,283	1,915,720	--	--	152,283	1,915,720

				8,232,704		74,564	`	8,307,268

Industrial conglomerates			0.2%		0.9%		0.2%

Danaher Corp.			12,795	1,188,400	2,866	266,194	15,661	1,454,594

				1,188,400		266,194		1,454,594

Insurance			1.9%		1.0%		1.8%

American International Group, Inc.			36,500	2,261,905	2,108	130,633	38,608	2,392,538
Assured Guaranty, Ltd. (SV)			263,170	6,955,583	--	--	263,170	6,955,583
Genworth Financial, Inc. Class A (NON)			805,313	3,003,817	--	--	805,313	3,003,817
Prudential PLC (United Kingdom)			67,438	1,509,796	6,299	141,021	73,737	1,650,817

				13,731,101		271,654		14,002,755

Internet and catalog retail			5.6%		6.1%		5.7%

Amazon.com, Inc. (NON)			39,475	26,680,758	1,849	1,249,721	41,324	27,930,479
Ctrip.com International, Ltd. ADR (China) (NON)(SV)			86,200	3,993,646	--	--	86,200	3,993,646
Delivery Hero Holding GmbH (acquired 6/12/15, cost $1,378,658, $46,212 and $1,424,870, respectively) (Private) (Germany) (F)(RES)(NON)			179	1,198,179	6	40,162	185	1,238,341
FabFurnish GmbH (acquired 8/2/13, cost $43, $1 and $44, respectively) (Private) (Brazil) (F)(RES)(NON)			32	26	1	1	33	27
Global Fashion Holding SA (acquired 8/2/13, cost $2,084,441, $21,942 and $2,106,383, respectively) (Private) (Brazil) (F)(RES)(NON)			49,204	1,246,351	518	13,121	49,722	1,259,472
Netflix, Inc. (NON)			24,800	2,836,624	1,673	191,358	26,473	3,027,982
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $43, $1 and $44, respectively) (Private) (Brazil) (F)(RES)(NON)			32	26	1	1	33	27
New Middle East Other Assets GmbH (acquired 8/2/13, cost $17, $1 and $18, respectively) (Private) (Brazil) (F)(RES)(NON)			13	11	1	1	14	12
Priceline Group, Inc. (The) (NON)			4,303	5,486,110	190	242,241	4,493	5,728,351

				41,441,731		1,736,606		43,178,337

Internet software and services			15.5%		13.2%		15.4%

Alibaba Group Holding, Ltd. ADR (China) (NON)(SV)			127,211	10,338,438	2,829	229,913	130,040	10,568,351
Alphabet, Inc. Class A (NON)			69,748	54,264,641	1,056	821,579	70,804	55,086,220
Alphabet, Inc. Class C (NON)			--	--	1,526	1,158,051	1,526	1,158,051
Criteo SA ADR (France) (NON)(SV)			53,802	2,130,559	--	--	53,802	2,130,559
Facebook, Inc. Class A (NON)			306,969	32,127,376	10,495	1,098,407	317,464	33,225,783
GoDaddy, Inc. Class A (NON)(SG)			--	--	3,416	109,517	3,416	109,517
IAC/InterActive Corp.			24,100	1,447,205	--	--	24,100	1,447,205
LinkedIn Corp. (NON)			--	--	984	221,479	984	221,479
Match Group, Inc. (NON)(SV)			30,896	418,641	--	--	30,896	418,641
Monster Worldwide, Inc. (NON)			569,750	3,264,668	--	--	569,750	3,264,668
Pandora Media, Inc. (NON)			25,343	339,850	6,502	87,192	31,845	427,042
Tencent Holdings, Ltd. (China)			239,800	4,678,030	--	--	239,800	4,678,030
Twitter, Inc. (NON)(SV)			44,300	1,025,102	2,112	48,872	46,412	1,073,974
Yahoo!, Inc. (NON)			117,500	3,908,050	--	--	117,500	3,908,050

				113,942,560		3,775,010		117,717,570

IT Services			3.8%		4.1%		3.8%

Computer Sciences Corp. (SV)			56,200	1,836,616	--	--	56,200	1,836,616
Fidelity National Information Services, Inc.			--	--	1,907	115,564	1,907	115,564
MasterCard, Inc. Class A			11,900	1,158,584	--	--	11,900	1,158,584
Visa, Inc. Class A			317,700	24,637,635	13,626	1,056,696	331,326	25,694,331

				27,632,835		1,172,260		28,805,095

Leisure products			0.2%		0.0%		0.2%

Brunswick Corp.			27,700	1,399,127	--	--	27,700	1,399,127

				1,399,127		--		1,399,127

Life sciences tools and services			0.0%		0.9%		0.0%

Agilent Technologies, Inc.			--	--	6,319	264,197	6,319	264,197

				--		264,197		264,197

Media			1.6%		3.2%		1.6%

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)			105,849	1,121,775	--	--	105,849	1,121,775
Charter Communications, Inc. Class A (NON)(SV)			16,200	2,966,220	--	--	16,200	2,966,220
Comcast Corp. Class A			56,115	3,166,569	--	--	56,115	3,166,569
DISH Network Corp. Class A (NON)			--	--	1,391	79,537	1,391	79,537
Liberty Global PLC Ser. A (United Kingdom) (NON)			40,549	1,717,656	2,838	120,218	43,387	1,837,874
Lions Gate Entertainment Corp.			--	--	3,935	127,455	3,935	127,455
Live Nation Entertainment, Inc. (NON)			104,400	2,565,108	10,499	257,960	114,899	2,823,068
Time Warner Cable, Inc.			--	--	728	135,110	728	135,110
Time Warner, Inc.			--	--	3,131	202,482	3,131	202,482

				11,537,328		922,762		12,460,090

Metals and mining			0.4%		0.0%		0.4%

Constellium NV Class A (Netherlands) (NON)			72,761	560,260	--	--	72,761	560,260
Glencore PLC (United Kingdom)			1,698,350	2,259,776	--	--	1,698,350	2,259,776

				2,820,036		--		2,820,036

Multiline retail			0.5%		1.0%		0.5%

Dollar General Corp.			--	--	3,905	280,652	3,905	280,652
Hudson's Bay Co. (Canada)(SV)			96,300	1,259,688	--	--	96,300	1,259,688
Macy's, Inc.			72,400	2,532,552	--	--	72,400	2,532,552

				3,792,240		280,652		4,072,892

Oil, gas, and consumable fuels			3.5%		2.4%		3.4%

Anadarko Petroleum Corp.			68,500	3,327,730	--	--	68,500	3,327,730
Cabot Oil & Gas Corp.			--	--	2,962	52,398	2,962	52,398
Devon Energy Corp.			62,800	2,009,600	--	--	62,800	2,009,600
Diamondback Energy, Inc. (NON)			--	--	1,495	100,016	1,495	100,016
EnVen Energy Corp. 144A (F)			85,000	850,000	--	--	85,000	850,000
EOG Resources, Inc.			8,900	630,031	2,192	155,172	11,092	785,203
Genel Energy PLC (United Kingdom) (NON)			1,329,116	3,294,379	--	--	1,329,116	3,294,379
Gulfport Energy Corp. (NON)			208,200	5,115,474	3,294	80,934	211,494	5,196,408
Pioneer Natural Resources Co.			6,300	789,894	502	62,941	6,802	852,835
Scorpio Tankers, Inc.			651,215	5,222,744	8,214	65,876	659,429	5,288,620
Suncor Energy, Inc. (Canada)			105,000	2,710,559	5,865	151,404	110,865	2,861,963
Whiting Petroleum Corp. (NON)			153,632	1,450,286	1,761	16,624	155,393	1,466,910

				25,400,697		685,365		26,086,062

Personal products			1.3%		0.9%		1.3%

Avon Products, Inc.			1,361,977	5,516,007	--	--	1,361,977	5,516,007
Coty, Inc. Class A			174,400	4,469,872	4,181	107,159	178,581	4,577,031
Edgewell Personal Care Co.			--	--	2,002	156,897	2,002	156,897

				9,985,879		264,056		10,249,935

Pharmaceuticals			9.2%		4.7%		9.0%

Allergan PLC (NON)			66,142	20,669,375	1,538	480,625	67,680	21,150,000
Bristol-Myers Squibb Co.			69,575	4,786,064	5,526	380,134	75,101	5,166,198
Eli Lilly & Co.			--	--	2,154	181,496	2,154	181,496
Jazz Pharmaceuticals PLC (NON)			197,408	27,747,668	649	91,223	198,057	27,838,891
Pacira Pharmaceuticals, Inc. (NON)			5,652	434,017	--	--	5,652	434,017
Perrigo Co. PLC			22,600	3,270,220	1,456	210,683	24,056	3,480,903
Teva Pharmaceutical Industries, Ltd. ADR (Israel)			158,275	10,389,171	--	--	158,275	10,389,171

				67,296,515		1,344,161		68,640,676

Real estate investment trusts (REITs)			0.6%		1.1%		0.6%

American Tower Corp. (R)			--	--	3,089	299,479	3,089	299,479
Gaming and Leisure Properties, Inc. (R)			150,500	4,183,900	--	--	150,500	4,183,900

				4,183,900		299,479		4,483,379

Real estate management and development			0.6%		0.3%		0.6%

Kennedy-Wilson Holdings, Inc.			173,577	4,179,734	--	--	173,577	4,179,734
RE/MAX Holdings, Inc. Class A			--	--	2,335	87,096	2,335	87,096

				4,179,734		87,096		4,266,830

Road and rail			1.2%		2.1%		1.2%

Genesee & Wyoming, Inc. Class A (NON)			23,669	1,270,789	911	48,912	24,580	1,319,701
Union Pacific Corp.			94,598	7,397,564	7,037	550,293	101,635	7,947,857

				8,668,353		599,205		9,267,558

Semiconductors and semiconductor equipment			2.6%		2.8%		2.6%

Avago Technologies, Ltd. (SV)			45,200	6,560,780	1,138	165,181	46,338	6,725,961
Canadian Solar, Inc. (Canada) (NON)(SV)			51,232	1,483,679	--	--	51,232	1,483,679
Cavium, Inc. (NON)			--	--	464	30,489	464	30,489
Intel Corp.			77,500	2,669,875	3,197	110,137	80,697	2,780,012
Lam Research Corp.			--	--	2,763	219,437	2,763	219,437
Micron Technology, Inc. (NON)			123,700	1,751,592	--	--	123,700	1,751,592
NXP Semiconductor NV (NON)			42,100	3,546,925	--	--	42,100	3,546,925
ON Semiconductor Corp. (NON)			--	--	11,577	113,455	11,577	113,455
SK Hynix, Inc. (South Korea)			--	--	2,194	56,642	2,194	56,642
SunEdison, Inc. (NON)(SV)			559,766	2,849,209	--	--	559,766	2,849,209
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			--	--	4,951	112,635	4,951	112,635

				18,862,060		807,976		19,670,036

Software			3.4%		4.8%		3.5%

Adobe Systems, Inc. (NON)			12,500	1,174,250	1,970	185,062	14,470	1,359,312
Microsoft Corp.			192,500	10,679,900	10,648	590,751	203,148	11,270,651
Nintendo Co., Ltd. (Japan)			15,600	2,147,525	--	--	15,600	2,147,525
salesforce.com, Inc. (NON)			83,385	6,537,384	5,732	449,389	89,117	6,986,773
TiVo, Inc. (NON)			533,523	4,604,303	17,070	147,314	550,593	4,751,617

				25,143,362		1,372,516		26,515,878

Specialty retail			1.7%		3.5%		1.8%

Advance Auto Parts, Inc.			--	--	1,872	281,755	1,872	281,755
Gap, Inc. (The)(SV)			80,400	1,985,880	--	--	80,400	1,985,880
Home Depot, Inc. (The)			65,748	8,695,173	3,046	402,834	68,794	9,098,007
Lowe's Cos., Inc.			25,803	1,962,060	--	--	25,803	1,962,060
Tiffany & Co.			--	--	1,610	122,827	1,610	122,827
TJX Cos., Inc. (The)			--	--	2,579	182,877	2,579	182,877

				12,643,113		990,293		13,633,406

Technology hardware, storage, and peripherals			4.4%		3.8%		4.4%

Apple, Inc.			260,923	27,464,749	10,155	1,068,915	271,078	28,533,664
EMC Corp.			114,000	2,927,520	--	--	114,000	2,927,520
Western Digital Corp.			32,452	1,948,743	--	--	32,452	1,948,743

				32,341,012		1,068,915		33,409,927

Textiles, apparel, and luxury goods			0.3%		1.7%		0.4%

NIKE, Inc. Class B			35,300	2,206,250	7,632	477,000	42,932	2,683,250

				2,206,250		477,000		2,683,250

Thrifts and mortgage finance			0.0%		0.2%		0.0%

Radian Group, Inc.			--	--	4,679	62,649	4,679	62,649

				--		62,649		62,649

Wireless telecommunication services			0.1%		0.0%		0.1%

Vodafone Group PLC (United Kingdom)			344,632	1,114,721	--	--	344,632	1,114,721

				1,114,721		--		1,114,721

Total common stocks (cost $544,841,559, $21,130,218 and $565,971,777, respectively)				$661,870,071		$27,577,252		$689,447,323

PURCHASED OPTIONS OUTSTANDING(a)			Putnam VT Voyager Fund		Putnam VT Growth Opportunities Fund (--%)		Proforma Combined (2.0%)
	Expiration		Contract		Contract		Contract
	date/strike price		amount	Value	amount	Value	amount	Value

Advanced Auto Parts, Inc. (Call)	Feb-16/$120.00		$33,720	$1,070,174	$--	$--	$33,720	$1,070,174
Agilent Technologies, Inc. (Call)	Jan-16/30.00		53,608	633,643	--	--	53,608	633,643
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/80.00		95,660	260,674	--	--	95,660	260,674
Alibaba Group Holding, Ltd. ADR (Call)	Mar-16/95.00		62,959	56,983	--	--	62,959	56,983
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/90.00		72,231	5,662	--	--	72,231	5,662
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/110.00		107,907	77	--	--	107,907	77
Avon Products, Inc. (Call)	Jan-16/4.00		881,144	264,387	--	--	881,144	264,387
Baker Hughes, Inc. (Call)	Jan-16/61.50		131,394	1,748	--	--	131,394	1,748
Calpine Corp. (Call)	Jan-16/12.00		461,827	1,180,707	--	--	461,827	1,180,707
Discovery Communications, Inc. Class A (Call)	Feb-16/20.00		130,965	893,335	--	--	130,965	893,335
DISH Network Corp. (Call)	Feb-16/50.00		46,561	362,577	--	--	46,561	362,577
Edgewell Personal Care Co. (Call)	Feb-16/55.00		76,829	1,850,503	--	--	76,829	1,850,503
Freeport-McMoran, Inc. (Call)	Jan-16/6.00		101,283	92,902	--	--	101,283	92,902
Hilton Worldwide Holdings, Inc. (Call)	Jan-16/20.00		316,362	504,028	--	--	316,362	504,028
iShares MSCI Emerging Market ETF (Call)	Jan-16/37.00		1,090,047	6,965	--	--	1,090,047	6,965
iShares MSCI Emerging Market ETF (Call)	Jan-16/35.00		894,477	22,380	--	--	894,477	22,380
iShares MSCI Emerging Market ETF (Call)	Jan-16/34.00		1,276,941	77,025	--	--	1,276,941	77,025
L-3 Communications Holdings, Inc. (Call)	Jan-16/100.00		37,856	778,436	--	--	37,856	778,436
Lam Research Corp. (Call)	Feb-16/65.00		35,691	546,377	--	--	35,691	546,377
Mobileye NV (Call)	Feb-16/27.00		102,497	1,573,761	--	--	102,497	1,573,761
NIKE, Inc. Class B (Call)	Jan-16/67.50		109,220	6,964	--	--	109,220	6,964
Pandora Media, Inc. (Call)	Feb-16/9.00		220,853	1,019,150	--	--	220,853	1,019,150
SPDR S&P 500 ETF Trust (Call)	Feb-16/218.00		1,020,876	173,580	--	--	1,020,876	173,580
SPDR S&P 500 ETF Trust (Put)	Jan-16/199.00		783,675	1,130,273	--	--	783,675	1,130,273
Tronox, Ltd. Class A (Call)	Feb-16/4.00		87,268	61,056	--	--	87,268	61,056
Tronox, Ltd. Class A (Call)	May-16/3.00		84,801	119,812	--	--	84,801	119,812
Tronox, Ltd. Class A (Call)	Feb-16/4.00		268,918	188,146	--	--	268,918	188,146
Tronox, Ltd. Class A (Call)	Feb-16/3.00		333,894	431,885	--	--	333,894	431,885
Tronox, Ltd. Class A (Call)	Feb-16/7.00		326,747	39,569	--	--	326,747	39,569
Tronox, Ltd. Class A (Call)	Jan-16/12.00		571,219	1,318	--	--	571,219	1,318
Tronox, Ltd. Class A (Call)	Feb-16/5.00		317,086	113,078	--	--	317,086	113,078
United Technologies Corp. (Call)	Feb-16/105.00		91,953	10,600	--	--	91,953	10,600
Wynn Resorts, Ltd. (Call)	Jan-16/45.00		85,365	2,066,588	--	--	85,365	2,066,588

Total purchased options outstanding (cost $19,769,818, $-- and $19,769,818, respectively)				$15,544,363		$--		$15,544,363

CONVERTIBLE PREFERRED STOCKS(a)			Putnam VT Voyager Fund (1.0%)		Putnam VT Growth Opportunities Fund (0.3%)		Proforma Combined(1.0%)
			Shares	Value	Shares	Value	Shares	Value

Kinder Morgan, Inc./DE Ser. A, $4.88 cv. pfd. (NON)			--	$--	2,223	$89,587	$2,223	$89,587
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,069) (Private) (F)(RES)(NON)			375	962	--	--	375	962
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $20,444) (Private) (F)(RES)(NON)			6,490	18,399	--	--	6,490	18,399
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $48,019) (Private) (F)(RES)(NON)			9,434	43,217	--	--	9,434	43,217
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $69,646) (Private) (F)(RES)(NON)			13,683	62,682	--	--	13,683	62,682
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $39,056) (Private) (F)(RES)(NON)			7,114	35,150	--	--	7,114	35,150
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost 117,903) (Private) (F)(RES)(NON)			15,352	106,113	--	--	15,352	106,113
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $330,694) (Private) (F)(RES)(NON)			116,033	297,625	--	--	116,033	297,625
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $418,161) (Private) (F)(RES)(NON)			146,723	376,345	--	--	146,723	376,345
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $1,316,369) (Private) (F)(RES)(NON)			462,322	1,184,732	--	--	462,322	1,184,732
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $4,029,742) (Private) (F)(RES)(NON)			119,162	5,230,592	--	--	119,162	5,230,592

Total convertible preferred stocks (cost $6,391,103, $89,720 and $6,480,823, respectively)				$7,355,817		$89,587		$7,445,404

WARRANTS(a)(NON)			Putnam VT Voyager Fund (0.8%)		Putnam VT Growth Opportunities Fund (0.7%)		Proforma Combined (0.8%)

	Expiration date	Strike Price	Warrants	Value	Warrants	Value	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	--	$--	10,890	$1,960	10,890	$1,960
EnVen Energy Corp. 144A (F)	11/6/20	15.00	85,000	9	--	--	85,000	9
EnVen Energy Corp. 144A (F)	11/6/20	12.50	85,000	9	--	--	85,000	9
Gree Electric Appliances, Inc. of Zhuhai 144A (China)	6/24/16	0.00	291,400	1,002,955	--	--	291,400	1,002,955
Neuralstem, Inc. Ser. J (acquired 1/3/14, cost $-) (F)(RES)	1/3/19	3.64	--	--	5,587	--	5,587	--
A basket of (UBSPUTCH) common stocks 144A (China)	11/14/16	0.00	--	--	2,050	208,526	2,050	208,526
Wells Fargo & Co. (W)	10/28/18	34.01	175,913	3,604,457	--	--	175,913	3,604,457
Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	308,400	1,295,607	--	--	308,400	1,295,607

Total warrants (cost $2,705,252, $214,430 and $2,919,682, respectively)				$5,903,037		$210,486		$6,113,523
INVESTMENT COMPANIES(a)			Putnam VT Voyager Fund (0.8%)		Putnam VT Growth Opportunities Fund (--%)		Proforma Combined (0.8%)
			Shares	Value	Shares	Value	Shares	Value

Market Vectors Junior Gold Miners ETF (SV)			223,700	$4,297,277	--	$--	223,700	$4,297,277
SPDR S&P Regional Banking ETF			34,700	1,454,624	--	--	$34,700	1,454,624

Total investment companies (cost $6,814,370, $-- and $6,814,370, respectively)				$5,751,901		$--		$5,751,901

CONVERTIBLE BONDS AND NOTES(a)			Putnam VT Voyager Fund (0.4%)		Putnam VT Growth Opportunities Fund (--%)		Proforma Combined (0.4%)
			Principal amount	Value	Principal amount	Value	Principal amount	Value

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 2 1/2s, 2019			$2,218,000	$2,789,135	$--	$--	$2,218,000	$2,789,135

Total convertible bonds and notes (cost $3,007,028, $-- and $3,007,028, respectively)				$2,789,135		$--		$2,789,135

U.S. TREASURY OBLIGATIONS(a)			Putnam VT Voyager Fund (0.2%)		Putnam VT Growth Opportunities Fund (--%)		Proforma Combined (0.2%)
			Principal amount	Value	Principal amount	Value	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/8s, February 15, 2041 (i)			$448,555	$536,736	$--	$--	$448,555	$536,736
U.S. Treasury Notes 3 1/2s, May 15, 2020 (i)			129,000	139,312	--	--	129,000	139,312
U.S. Treasury Notes 1s, May 31, 2018 (i)			490,000	488,006	--	--	490,000	488,006
U.S. Treasury Notes 1 3/4s, April 30, 2022 (i)			135,000	133,265	--	--	135,000	133,265

Total U.S. treasury obligations (cost $1,297,319, $-- and $1,297,319, respectively)				$1,297,319		$--		$1,297,319

SHORT-TERM INVESTMENTS(a)			Putnam VT Voyager Fund (13.5%)		Putnam VT Growth Opportunities Fund (3.2%)		Proforma Combined (13.1%)
			Principal amount/shares	Value	Principal amount/shares	Value	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.44% (d)		Shares	59,502,207	59,502,207	171,400	$171,400	59,673,607	$59,673,607
Putnam Short Term Investment Fund 0.33% (AFF)		Shares	28,271,361	28,271,361	735,002	735,002	29,006,363	29,006,363
U.S. Treasury Bills 0.02%, February 4, 2016			$220,000	219,981	$--	--	$220,000	219,981
U.S. Treasury Bills 0.18%, January 14, 2016			1,532,000	1,531,953	--	--	1,532,000	1,531,953
U.S. Treasury Bills 0.17%, February 11, 2016			604,000	603,916	--	--	604,000	603,916
U.S. Treasury Bills 0.06%, April 7, 2016			120,000	119,953	--	--	120,000	119,953
U.S. Treasury Bills 0.08%, April 14, 2016			270,000	269,860	--	--	270,000	269,860
SSgA Prime Money Market Fund Class N 0.19% (P)		Shares	8,339,000	8,339,000	--	--	8,339,000	8,339,000

Total short-term investments (cost $98,858,282, $906,402 and $99,764,684, respectively)				$98,858,231		$906,402		$99,764,633

TOTAL INVESTMENTS
Total Investments (cost $683,684,731, $22,340,770 and $706,025,501, respectively)				$799,369,874		$28,783,727		$828,153,601

Putnam VT Voyager Fund
FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $50,751,244) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	3/16/2016	$1,387,682	$1,419,546	$31,864
	Chinese Yuan (Offshore)	Sell	2/17/2016	22,036,669	22,752,963	716,294
	Euro	Sell	3/16/2016	3,544,151	3,468,498	(75,653)
	Japanese Yen	Sell	2/17/2016	10,395,212	10,388,876	(6,336)

State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/20/2016	3,532,443	3,692,648	160,205

UBS AG
	British Pound	Sell	3/16/2016	8,825,459	9,028,713	203,254

Total						$1,029,628

Putnam VT Growth Opportunities Fund
FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $533,429)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	2/17/2016	$89,341	$89,338	$(3)

JPMorgan Chase Bank N.A.
	Euro	Sell	3/16/2016	135,979	131,862	(4,117)

State Street Bank and Trust Co.
	Euro	Sell	3/16/2016	76,536	74,908	(1,628)
	Japanese Yen	Sell	2/17/2016	85,487	87,011	1,524

UBS AG
	Euro	Sell	3/16/2016	153,616	150,310	(3,306)

Total						$(7,530)

Putnam VT Voyager Fund
WRITTEN OPTIONS OUTSTANDING at 12/31/15 (premiums $1,144,752) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Alibaba Group Holding, Ltd. ADR (Call)	Mar-16/$105.00	$62,959	$12,910
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/90.00	95,660	7,499
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/110.00	72,231	51
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/130.00	107,907	5
Baker Hughes, Inc. (Call)	Jan-16/64.50	131,394	565
iShares MSCI Emerging Market ETF (Call)	Jan-16/35.00	1,276,941	31,949
iShares MSCI Emerging Market ETF (Call)	Jan-16/37.00	894,477	5,716
iShares MSCI Emerging Market ETF (Call)	Jan-16/38.00	1,090,047	3,968
NIKE, Inc. Class B (Call)	Jan-16/72.50	109,220	814
SPDR S&P 500 ETF Trust (Call)	Feb-16/220.00	1,020,876	81,670
SPDR S&P 500 ETF Trust (Put)	Jan-16/197.00	783,675	639,057
Tronox, Ltd. Class A (Call)	Feb-16/9.00	326,747	31,708
Tronox, Ltd. Class A (Call)	Jan-16/14.00	571,219	820

Total			$816,732

Putnam VT Voyager Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	180,880	$--	11/16/16	(1 month USD-LIBOR-BBA plus 5.80%)	A basket (DBPTCAR) of common stocks	$56,502

baskets	86,735	--	11/16/16	(1 month USD-LIBOR-BBA plus 7.25%)	A basket (DBPTCAR) of common stocks	26,733

baskets	498,584	--	7/28/16	(3 month USD-LIBOR-BBA plus 0.32%)	A basket (DBPTMATR) of common stocks	673,001

Goldman Sachs International
baskets	6,970	--	12/15/20	(1 month USD-LIBOR-BBA minus 1.50%)	A basket (GSCBMSU5) of common stocks	6,567

baskets	26,584	--	12/15/20	(1 month USD-LIBOR-BBA minus 1.50%)	A basket (GSCBMSU5) of common stocks	25,047

baskets	6,793	--	12/15/20	(1 month USD-LIBOR-BBA minus 1.50%)	A basket (GSCBMSU5) of common stocks	6,400

baskets	7,334	--	12/15/20	(1 month USD-LIBOR-BBA minus 1.20%)	A basket (GSCBMSU5) of common stocks	6,910

Total		$--				$801,160

Putnam VT Growth Opportunities Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	2,490	$--	4/15/16	(3 month USD-LIBOR-BBA plus 0.38%)	A basket (JPCMPNET) of common stocks	$47,564

baskets	720	--	7/16/16	(3 month USD-LIBOR-BBA plus 0.30%)	A basket (JPCMPTMD) of common stocks	(7,669)

Total		$--				$39,895

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the funds' portfolios
Unless noted otherwise, the notes to the funds' portfolios are for the close of the fund's reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.

Because the Funds are actively managed, their portfolio holdings as of December 31, 2015 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of Putnam VT Growth Opportunities Fund.

(a)	Percentages indicated are based on net assets as follows:

	Putnam VT Voyager Fund	$733,927,055
	Putnam VT Growth Opportunities Fund	28,521,183
	Proforma Combined	762,091,238

(NON)	This security is non-income-producing.

(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period were as follows:
		Fair Value	Percentage of net assets
	Putnam VT Voyager Fund	$10,152,744	1.4%
	Putnam VT Growth Opportunities Fund	53,286	0.2%
	Proforma Combined	10,206,030	1.3%

(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Putnam VT Voyager Fund:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
	Putnam Short Term Investment Fund *	$23,538,873	$406,577,613	$401,845,125	$24,336	$28,271,361

Putnam VT Growth Opportunities Fund:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
	Putnam Short Term Investment Fund *	$955,473	$8,390,815	$8,611,286	$771	$735,002

Proforma Combined:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
	Putnam Short Term Investment Fund *	$24,494,346	$414,968,428	$410,456,411	$25,107	$29,006,363

* Management fees charged to Putnam Short Term Investment Fund Fund have been waived by Putnam Management.

(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.

The funds received cash collateral of $59,502,207, $171,400 and $59,673,607 for Putnam VT Voyager Fund, Putnam VT Growth Opportunities Fund and Proforma Combined, respectively, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $57,611,064, $165,442 and $57,776,506 for Putnam VT Voyager Fund, Putnam VT Growth Opportunities Fund and Proforma Combined, respectively. Certain of these securities were sold prior to the close of the reporting period and are included in Receivablefor investments sold on the Statment of assets and liabilities.

(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolios.

(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.

(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

(R)	Real Estate Investment Trust.

(SV)	Security on loan, in part or in entirety, at the close of the reporting period (Putnam VT Voyager Fund).

(SG)	Security on loan, in part or in entirety, at the close of the reporting period (Putnam VT Growth Opportunities Fund).

(W)	Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, Putnam VT Voyager fund maintained liquid assets totaling $672,503 to cover certain derivative contracts and the settlement of certain securities.

At the close of the reporting period, Putnam VT Growth Opportunities fund maintained liquid assets totaling $3,249 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Proforma Combined
ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

Putnam VT Voyager Fund:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$93,428,532	$11,116,548	$2,444,593
Consumer staples	23,630,917	741,396	-
Energy	26,943,693	4,144,379	-
Financials	48,349,802	3,521,012	352,334
Health care	147,836,649	367,942	-
Industrials	50,008,705	5,393,156	-
Information technology	212,265,923	6,825,555	-
Materials	12,891,734	2,259,776	-
Telecommunication services	-	1,114,721	-
Utilities	8,232,704	-	-
Total common stocks	623,588,659	35,484,485	2,796,927
Convertible bonds and notes	-	2,789,135	-
Convertible preferred stocks	-	-	7,355,817
Investment companies	5,751,901	-	-
Purchased options outstanding	-	15,544,363	-
U.S. Treasury obligations	-	1,297,319	-
Warrants	3,604,457	2,298,580	-
Short-term investments	36,610,361	62,247,870	-
Totals by level	$669,555,378	$119,661,752	$10,152,744

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$--	$1,029,628	$--
Written options outstanding	--	(816,732)	--
Total return swap contracts	--	801,160	--
Totals by level	$--	$1,014,056	$--

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 12/31/14	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of 12/31/15
Common stocks*:
Consumer discretionary	$5,287,559	$--	$148,720	$(723,988)	$1,378,658	$(3,646,356)	$--	$--	$2,444,593
Financials	-	-	-	(39,148)	391,482	-	-	-	352,334
Information technology	-	-	(2,245,023)	2,245,023	-	-	-	-	-
Total common stocks	$5,287,559	$--	$(2,096,303)	$1,481,887	$1,770,140	$(3,646,356)	$--	$--	$2,796,927
Convertible preferred stocks	-	-	-	964,714	6,391,103	-	-	-	7,355,817
Totals	$5,287,559	$--	$(2,096,303)	$2,446,601	$8,161,243	$(3,646,356)	$--	$--	$10,152,744

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.

# Includes $754,569 related to Level 3 securities still held at period end.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$8,906,330	Market transaction price	Liquidity discount	10%	Decrease

Private equity	$1,246,414	Comparable multiples	EV/sales multiple	0.8x-2.5x (1.7x)	Increase
			Liquidity discount	25%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.

Putnam VT Growth Opportunities Fund:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$5,611,754	$187,725	$53,286
Consumer staples	1,719,037	110,112	-
Energy	770,512	-	-
Financials	1,638,083	141,021	-
Health care	4,708,097	-	-
Industrials	2,821,866	-	-
Information technology	8,140,035	56,642	-
Materials	928,564	185,477	-
Telecommunication services	203,904	108,467	-
Utilities	192,670	-	-
Total common stocks	26,734,522	789,444	53,286
Convertible preferred stocks	89,587	-	--
Warrants	1,960	208,526	--
Short-term investments	735,002	171,400	--
Totals by level	$27,561,071	$1,169,370	$53,286

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$--	$(7,530)	$--
Total return swap contracts	--	39,895	--
Totals by level	$--	$32,365	$--

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.

Proforma Combined:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$99,040,286	$11,304,273	$2,497,879
Consumer staples	25,349,954	851,508	--
Energy	27,714,205	4,144,379	--
Financials	49,987,885	3,662,033	352,334
Health care	152,544,746	367,942	--
Industrials	52,830,571	5,393,156	--
Information technology	220,405,958	6,882,197	--
Materials	13,820,298	2,445,253	--
Telecommunication services	203,904	1,223,188	--
Utilities	8,425,374	--	--
Total common stocks	650,323,181	36,273,929	2,850,213
Convertible bonds and notes	--	2,789,135	--
Convertible preferred stocks	89,587		7,355,817
Investment companies	5,751,901	--	--
Purchased options outstanding	--	15,544,363	--
U.S. treasury obligations	--	1,297,319	--
Warrants	3,606,417	2,507,106	--
Short-term investments	37,345,363	62,419,270	--
Totals by level	$697,116,449	$120,831,122	$10,206,030

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$--	$1,022,098	$--
Written options outstanding	--	(816,732)	--
Total return swap contracts	--	841,055	--
Totals by level	$--	$1,046,421	$--

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period (Proforma Combined):

Investments in securities:	Balance as of 12/31/14	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of 12/31/15
Common stocks*:
Consumer discretionary	$5,352,514	$--	$141,631	$(729,938)	$1,424,870	$(3,691,198)	$--	$--	$2,497,879
Financials	-	-	-	(39,148)	391,482	-	-	-	352,334
Information technology	-	-	(2,245,023)	2,245,023	-	-	-	-	-
Total common stocks	$5,352,514	$--	$(2,103,392)	$1,475,937	$1,816,352	$(3,691,198)	$--	$--	$2,850,213
Convertible preferred stocks	-	-	-	964,714	6,391,103	-	-	-	7,355,817
Totals	$5,352,514	$--	$(2,103,392)	$2,440,651	$8,207,455	$(3,691,198)	$--	$--	$10,206,030

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.

# Includes $748,719 related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$8,946,492	Market transaction price	Liquidity discount	10%	Decrease

Private equity	$1,259,538	Comparable multiples	EV/sales multiple	0.8x-2.5x (1.7x)	Increase
			Liquidity discount	25%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.

		Putnam VT Growth Opportunities Fund 12/31/2015
Pro Forma Combining		(Unaudited)
Statement of Assets and Liabilities

		Putnam	Putnam
		VT Voyager	VT Growth Opportunities	Pro Forma		Pro Forma
		Fund	Fund	Adjustments		Combined
Assets
	Investments in securities, at value
	Unaffiliated Issuers	$711,596,306	$27,877,325			$739,473,631
	Affiliated Issuers	87,773,568	906,402			88,679,970
	Foreign currency (cost $-, $50,111, $50,111)	--	47,565			47,565
	Dividends, interest and other receivables	579,175	43,558			622,733
	Receivable for shares of the fund sold	24,697	7,470			32,167
	Receivable for investments sold	6,941,386	-			6,941,386
	Unrealized appreciation on OTC swap contracts	801,160	47,564			848,724
	Unrealized appreciation on forward currency contracts	1,111,617	1,524			1,113,141

	Total assets	808,827,909	28,931,408			837,759,317

Liabilities
	Payable for investments purchased	3,334,423	86,321			3,420,744
	Payable for shares of the fund repurchased	478,337	19,353			497,690
	Payable for compensation of Manager	347,942	8,894			356,836
	Payable for custodian fees	37,785	12,755			50,540
	Payable for investor servicing fees	24,382	2,715			27,097
	Payable for Trustee compensation and expenses	456,029	48,862			504,891
	Payable for administrative services	5,649	220			5,869
	Payable for distribution fees	36,524	2,863			39,387
	Payable for audit and tax fees	71,837	34,207			106,044
	Unrealized depreciation on OTC swap contracts	--	7,669			7,669
	Unrealized depreciatin on forward currency contracts	81,989	9,054			91,043
	Written options outstanding, at value (premiums ($1,144,752, $- ,$1,144,752)	816,732	-			816,732
	Collateral on securities loaned, at value	59,502,207	171,400			59,673,607
	Collateral on certain derivative contracts, at value	9,636,319	-			9,636,319
	Other accrued expenses	70,699	5,912	357,000	C	433,611

	Total liabilities	74,900,854	410,225	357,000		75,668,079

	Net assets	$733,927,055	$28,521,183	(357,000)		762,091,238

	Represented by
	Paid -in capital (Unlimited shares authorized)	$602,189,850	$19,567,745			$621,757,595
	Undistributed net investment income	5,113,833	93,181	(357,000)	C	4,850,014
	Accumulated net realized gain on investments and foreign
	currency transactions	8,781,323	2,387,611			11,168,934
	Net unrealized appreciation of investments and assets
	and liabilities in foreign currencies	117,842,049	6,472,646			124,314,695
	Total - Representing net assets applicable to capital
	shares outstanding	$733,927,055	$28,521,183	(357,000)		$762,091,238

	Class IA
	Net assets	$563,701,041	$15,242,744	(271,777)	C	$578,672,008
	Shares outstanding	12,758,830	1,870,963	56,399,693	D	71,029,486
	Net asset value per share	$44.18	$8.15			$8.15

	Class IB
	Net assets	$170,226,014	$13,278,439	(85,223)	C	$183,419,230
	Shares outstanding	3,893,962	1,651,943	17,273,500	D	22,819,405
	Net asset value per share	$43.72	$8.04			$8.04

	Cost of investments
	Unaffiliated Issuers	$595,911,163	$21,434,368			$617,345,531
	Affiliated Issuers	87,773,568	906,402			$88,679,970
	Securities on loan at value	56,972,804	165,442			$57,138,246

Proforma Combining
Statement of Operations
Twelve months ended December 31, 2015

	Putnam	Putnam
	VT Voyager	VT Growth Opportunities	Pro Forma		Pro Forma
	Fund	Fund	Adjustments		Combined

Investment Income
Dividends (net of foreign tax of $130,183, $3,475, $133,658)	8,528,997	326,328			8,855,325
Interest (including income from affiliated issuers of $24,336, $771, $25,107)	28,612	1,242			29,854
Securities lending	777,614	8,079			785,693
Total investment income	9,335,223	335,649			9,670,872

Expenses:
Compensation of Manager	4,578,282	159,879			4,738,161
Investor servicing fees	584,494	20,402			604,896
Custodian fees	90,826	28,550	(83,410)	A	35,966
Trustee compensation and expenses	56,439	1,789	(5,212)	A	53,016
Distribution fees	487,800	34,690			522,490
Administrative fees	21,535	773			22,308
Audit and tax fees	81,347	36,903	(74,000)	A	44,250
Other Expenses	188,612	16,633	(6,342)	A	198,903
Fees waived by Manager	-	(26,093)	26,093	B	-

Total Expenses	6,089,335	273,526	(142,871)		6,219,990
Expense reduction	(144,541)	(1,440)			(145,981)
Net expenses	5,944,794	272,086	(142,871)		6,074,009
Net investment income	3,390,429	63,563	142,871		3,596,863
Net realized gain (loss) on investments	33,689,542	2,442,489			36,132,031
Net increase from payments by affiliates	1,236	-			1,236
Net realized gain (loss) on swap contracts	(10,625,099)	27,940			(10,597,159)
Net realized gain (loss) on futures contracts	-	2,536			2,536
Net realized gain (loss) on foreign currency transactions	5,215,115	85,458			5,300,573
Net realized gain ( loss) on written options	(1,704,224)	188			(1,704,036)
Net unrealized appreciation (depreciation) of assets and liabilities
in foreign currency during the period	(1,228,322)	(31,944)			(1,260,266)
Net unrealized appreciation (depreciation) of investments, swaps and written options
during the period	(74,162,087)	(2,245,988)			(76,408,075)
Net gain (loss ) on investments	(48,813,839)	280,679			(48,533,160)
Net increase (decrease) in net assets
resulting from operations	(45,423,410)	344,242	142,871		(44,936,297)

PUTNAM VARIABLE TRUST

Putnam VT Growth Opportunities Fund

FORM N-14

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-05346). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 16. Exhibits

(1)	Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.

(2)(a)	Amended and Restated Bylaws dated as of October 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement filed on April 27, 2015.
(2)(b)	Amendment to Amended and Restated Bylaws dated as of April 22, 2016 – Filed herewith.
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization -- included as Appendix A to Part A hereof.
(5)(a)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.
(5)(b)	Portions of Bylaws Relating to Shareholders’ Rights – Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement filed on April 27, 2015.
(6)(a)	Management Contract with Putnam Investment Management, LLC dated February 27, 2014 – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.
(6)(b)	Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of March 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement filed on April 28, 2016.
(6)(c)	Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014 – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.
(7)(a)	Amended and Restated Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.

(7)(b)(i) Form of Dealer Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement filed on April 26, 2013.

(7)(b)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (7)(b)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed on February 22, 2016.

(7)(c)(i) Form of Financial Institution Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement filed on April 26, 2013.

(7)(c)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (7)(c)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement filed on April 28, 2016.

(8)	Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed on March 1, 2005.
(9)(a)	Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 – Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed on February 22, 2016.
(9)(b)	Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.
(10)(a)	Class IB Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on April 28, 2000.

(10)(b)(i) Form of Participation Agreement – Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement filed on April 27, 2015.

(10)(b)(ii) Schedule of Participation Agreements conforming in all material respects to the Form of Participation Agreement filed as Exhibit (10)(b)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement filed on April 27, 2015.

(10)(i)	Rule 18f-3 Plan dated November 1, 1999, as most recently amended April 13, 2012 – Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement filed on April 26, 2013.
(11)	Opinion and consent of Ropes & Gray LLP – Filed herewith.
(12)	Opinion of Ropes & Gray LLP with respect to tax matters – To be filed by post-effective amendment.
(13)(a)	Amended & Restated Investor Servicing Agreement - Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of March 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement filed on April 28, 2016.
(13)(b)	Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on April 29, 2004.
(13)(c)	Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed on March 1, 2005.
(13)(d)	Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 – Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed on February 22, 2016.

(13)(e) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement filed on April 28, 2014.

(13)(f) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedule A amended as of March 24, 2016; Schedule B amended as of March 24, 2016 – Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement filed on April 28, 2016.

(13)(g) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 – Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed on February 22, 2016.

(13)(h) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 – Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed on February 22, 2016.

(13)(i)(1) Form of Indemnification Agreement dated March 18, 2016 – Filed herewith.

(13)(i)(2) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (13)(i)(1) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended – Filed herewith.

(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm – Filed herewith.
(15)	Not applicable.
(16)	Power of Attorney – Filed herewith.
(17)	Not applicable.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Variable Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 5th day of August, 2016.

PUTNAM VARIABLE TRUST

By:	/s/ Jonathan S. Horwitz
Name:	Jonathan S. Horwitz

Title: Executive Vice President, Principal Executive Officer and Compliance Liaison

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title

/s/ Jameson A. Baxter*	Chair, Board of Trustees
Jameson A. Baxter

/s/ Robert l. reynolds*	President and Trustee
Robert L. Reynolds

/s/ Jonathan S. Horwitz*	Executive Vice President, Principal
Jonathan S. Horwitz	Executive Officer and Compliance
Liaison

/s/ Steven D. Krichmar*	Vice President and Principal Financial
Steven D. Krichmar	Officer

/s/ Janet C. Smith*	Vice President, Principal Accounting
Janet C. Smith	Officer and Assistant Treasurer

/s/ Liaquat Ahamed*	Trustee
Liaquat Ahamed

/s/ Ravi Akhoury*	Trustee
Ravi Akhoury

/s/ Barbara M. Baumann*	Trustee
Barbara M. Baumann

/s/ ROBERT J. DARRETTA*	Trustee
Robert J. Darretta

/s/ John A. Hill*	Trustee
John A. Hill
/s/ Paul L. Joskow*	Trustee
Paul L. Joskow

/s/ Robert E. Patterson*	Trustee
Robert E. Patterson

/s/ george putnam, iii*	Trustee
George Putnam, III

/s/ W. Thomas Stephens*	Trustee
W. Thomas Stephens

* By: /s/ JONATHAN S. HORWITZ, as Attorney-in-Fact pursuant to Power of Attorney filed herewith
Dated: August 5, 2016

Exhibit Index

Exhibit Number	Exhibit Title
(2)(b)	Amendment to Amended and Restated Bylaws dated as of April 22, 2016
(11)	Opinion and consent of Ropes & Gray LLP
(13)(i)(1)	Form of Indemnification Agreement dated March 18, 2016
(13)(i)(2)	Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (13)(i)(1) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended
(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(16)	Power of Attorney